OMB APPROVAL
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (No. 002-34393)	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 307	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (No. 811-01879)	☒
Amendment No. 290	☒
(Check appropriate box or boxes.)

JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)
151 Detroit Street, Denver, Colorado 80206-4805
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: 303-333-3863
Abigail Murray – 151 Detroit Street, Denver, Colorado 80206-4805
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on June 10, 2022 at 5:00pm Eastern Time pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

▼ June 10, 2022
Janus Investment Fund
Prospectus

	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class T Shares Ticker
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	JRSAX	JRSCX	JRSSX	JRSIX	JRSNX	JRSTX
(formerly named Janus Henderson U.S. Managed Volatility Fund)

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Adaptive Risk Managed U.S. Equity Fund (the “Fund”), a portfolio of Janus Investment Fund (the “Trust”). Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) serves as investment adviser to the Fund.
The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Fund summary
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	2
Additional information about the Fund
Fees and expenses	9
Additional investment strategies and general portfolio policies	10
Risks of the Fund	12
Management of the Fund
Investment adviser	15
Management expenses	15
Investment personnel	16
Other information	18
Distributions and taxes	19
Shareholder’s guide
Pricing of fund shares	23
Choosing a share class	24
Distribution, servicing, and administrative fees	26
Payments to financial intermediaries by the Adviser or its affiliates	27
Purchases	29
Exchanges	33
Redemptions	34
Excessive trading	36
Shareholder communications	38
Financial highlights	39
Appendix A – intermediary sales charge waivers and discounts	45
Glossary of investment terms	51
1 | Janus Investment Fund

Fund summary

Janus Henderson Adaptive Risk Managed U.S. Equity Fund
(formerly named Janus Henderson U.S. Managed Volatility Fund)
Ticker:	JRSAX	Class A Shares	JRSSX	Class S Shares	JRSNX	Class N Shares
	JRSCX	Class C Shares	JRSIX	Class I Shares	JRSTX	Class T Shares

Investment Objective
Janus Henderson Adaptive Risk Managed U.S. Equity Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 29 of the Fund’s Prospectus and in the “Purchases” section on page 38 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.19%	0.13%	0.30%	0.23%	0.05%	0.29%
Total Annual Fund Operating Expenses	0.94%	1.63%	1.05%	0.73%	0.55%	0.79%
Fee Waiver(1)	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.89%	1.58%	1.00%	0.68%	0.50%	0.74%

(1)
The Adviser has contractually agreed to waive 0.05% of its advisory fee for a period of two years commencing on June 10, 2022. The contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 665	$ 857	$ 1,065	$ 1,663
Class C Shares	$ 266	$ 514	$ 887	$ 1,749
Class S Shares	$ 107	$ 334	$ 579	$ 1,283
2 | Janus Henderson Adaptive Risk Managed U.S. Equity Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class I Shares	$ 75	$ 233	$ 406	$ 906
Class N Shares	$ 56	$ 176	$ 307	$ 689
Class T Shares	$ 81	$ 252	$ 439	$ 978

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 665	$ 857	$ 1,065	$ 1,663
Class C Shares	$ 166	$ 514	$ 887	$ 1,749
Class S Shares	$ 107	$ 334	$ 579	$ 1,283
Class I Shares	$ 75	$ 233	$ 406	$ 906
Class N Shares	$ 56	$ 176	$ 307	$ 689
Class T Shares	$ 81	$ 252	$ 439	$ 978

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 190% of the average value of its portfolio.

Principal investment strategies
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, including, but not limited to, common stocks, depositary receipts, and real-estate investment trusts (“REITs”). An issuer is deemed to be economically tied to the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the United States; (ii) a majority of the issuer’s revenues are derived from the United States; or (iii) a majority of the issuer’s assets are located in the United States. Under normal circumstances, the Fund seeks to achieve market-like returns with lower volatility over a full market cycle than the Russell 1000® Index (the Fund’s benchmark index). The Fund seeks to generate such returns with volatility that can range from approximately 0% to 40% lower than the Russell 1000 Index. In this context, volatility refers to the variation in the returns of the Fund and the benchmark index as measured by the standard deviation of monthly returns. The market capitalization of issuers within the benchmark index, from which the Fund’s universe is derived, will vary, but as of March 31, 2022, they ranged from approximately $56 million to $2.69 trillion.
The Fund pursues its investment objective by applying a proprietary methodology to construct an investment portfolio of equity securities from a universe of the 750 largest U.S. issuers by market capitalization whose securities are also characterized by broad options market liquidity. The portfolio manager applies a systematic investment process that monitors day-to-day movements in options prices on individual U.S. securities for indicators of upside (or good) and downside (or bad) volatility to forecast their risk and reward. In applying this investment process, the portfolio manager seeks to avoid issuers whose upside volatilities are perceived to be lower and whose downside volatilities are perceived to be higher, resulting in a portfolio that is expected to generate market-like returns with lower volatility over a full market cycle. Although the Fund is generally expected to underperform the Russell 1000 Index in sharply rising markets, this strategy seeks to minimize losses in down markets.
The Fund may engage in active and frequent trading to achieve its investment objective.
The Fund may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The market value of the Fund’s investments, and therefore the value of the Fund’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases. Further, regardless of how well
3 | Janus Henderson Adaptive Risk Managed U.S. Equity Fund

individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may offset gains or increase losses in the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
REIT Risk. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Volatility Risk. There is no guarantee that the Fund’s strategy to minimize volatility will be successful. Securities in the Fund’s portfolio may be subject to price volatility, and the prices may not be any less volatile than the market as a whole, and could be more volatile. In addition, the Fund’s strategy to minimize volatility could limit the Fund’s gains in rising markets.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class I Shares, Class A Shares, Class C Shares, and Class S Shares of the Fund commenced
4 | Janus Henderson Adaptive Risk Managed U.S. Equity Fund

operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser INTECH Risk-Managed Value Fund (the “JAD Predecessor Fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on October 28, 2014.
•
The performance shown for Class I Shares, Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD Predecessor Fund’s Class I Shares, Class A Shares, Class C Shares, and Class S Shares prior to the reorganization, calculated using the fees and expenses of each respective share class of the JAD Predecessor Fund, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD Predecessor Fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.
•
The performance shown for Class N Shares reflects the performance of the Fund’s Class I Shares from July 6, 2009 to October 28, 2014, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. The performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD Predecessor Fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares of the JAD Predecessor Fund, net of any applicable fee and expense limitations or waivers. If Class N Shares of the Fund had been available during periods prior to October 28, 2014, the performance shown may have been different.
The performance shown for the periods following the Fund’s commencement of Class I Shares, Class A Shares, Class C Shares, Class S Shares, Class N Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. Effective June 10, 2022, the Fund changed its investment strategy. The performance below does not reflect the new investment strategy and is not indicative of the current portfolio.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	22.92%	Worst Quarter:	1st Quarter 2020	– 20.74%

The Fund’s year-to-date return as of the calendar quarter ended March 31, 2022 was – 3.65%.
5 | Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (12/30/05)
Class I Shares
Return Before Taxes	19.62%	14.15%	14.04%	9.11%
Return After Taxes on Distributions	10.65%	10.55%	10.42%	6.77%
Return After Taxes on Distributions and Sale of Fund Shares(1)	13.88%	10.20%	10.27%	6.71%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	26.45%	18.43%	16.54%	11.02%
S&P 500® Minimum Volatility Index (reflects no deduction for expenses, fees, or taxes)	24.45%	14.83%	14.99%	10.58%
Class A Shares
Return Before Taxes(2)	12.43%	12.52%	13.05%	8.43%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	26.45%	18.43%	16.54%	11.02%
S&P 500® Minimum Volatility Index (reflects no deduction for expenses, fees, or taxes)	24.45%	14.83%	14.99%	10.58%
Class C Shares
Return Before Taxes(3)	17.82%	13.14%	12.98%	8.07%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	26.45%	18.43%	16.54%	11.02%
S&P 500® Minimum Volatility Index (reflects no deduction for expenses, fees, or taxes)	24.45%	14.83%	14.99%	10.58%
Class S Shares
Return Before Taxes	19.20%	13.74%	13.65%	8.69%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	26.45%	18.43%	16.54%	11.02%
S&P 500® Minimum Volatility Index (reflects no deduction for expenses, fees, or taxes)	24.45%	14.83%	14.99%	10.58%
Class N Shares
Return Before Taxes	19.78%	14.29%	14.14%	9.17%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	26.45%	18.43%	16.54%	11.02%
S&P 500® Minimum Volatility Index (reflects no deduction for expenses, fees, or taxes)	24.45%	14.83%	14.99%	10.58%
Class T Shares
Return Before Taxes	19.53%	14.01%	13.86%	8.84%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	26.45%	18.43%	16.54%	11.02%
S&P 500® Minimum Volatility Index (reflects no deduction for expenses, fees, or taxes)	24.45%	14.83%	14.99%	10.58%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)
Calculated assuming maximum permitted sales loads.
(3)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Russell 1000 Index. The Fund’s secondary benchmark is the S&P 500 Minimum Volatility Index. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
6 | Janus Henderson Adaptive Risk Managed U.S. Equity Fund

•
The S&P 500 Minimum Volatility Index is designed to reflect a managed-volatility equity strategy that seeks to achieve lower total risk, measured by standard deviation, than the S&P 500 while maintaining similar characteristics.
After-tax returns are calculated using distributions for the Fund’s Class I Shares for periods following July 6, 2009; and for the JAD Predecessor Fund’s Class I Shares for periods prior to July 6, 2009. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Manager:  Ashwin Alankar, Ph.D., is Executive Vice President and Portfolio Manager of the Fund, which he has managed since June 2022.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$2,500†
• certain tax-advantaged accounts or UGMA/UTMA accounts	$500†
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

7 | Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
8 | Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional information about the Fund

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended June 30, 2021.
•
“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•
“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by the Fund to the Adviser. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•
A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in the Fund Summary.
•
A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•
“Other Expenses”
°
for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.
°
for Class S Shares and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Henderson Services US LLC (the “Transfer Agent”), the Fund’s transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
°
for all classes, include acquired fund fees and expenses, which are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund, to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
for all classes, may include reimbursement to the Adviser of its out-of-pocket costs for services as administrator and to the Transfer Agent of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
°
may include any other transfer agent fees and expenses, custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses.
•
The Adviser has contractually agreed to waive 0.05% of its advisory fee for a period of two years commencing on June 10, 2022. The Adviser shall additionally waive and/or reimburse the Fund’s “Total Annual Fund Operating Expenses” to a certain limit for at least a one-year period commencing on October 28, 2021. The expense limit is described in the “Management Expenses” section of this Prospectus.
9 | Janus Investment Fund

•
All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary section, including the types of securities the Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Fund may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Fund’s composition can change over time. Except for the Fund’s policy with respect to illiquid investments and borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit, other than illiquid investments and borrowing, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
The Fund’s investment process seeks to achieve market-like returns with lower volatility over a full market cycle than the Russell 1000 Index. The investment process involves selecting stocks from a universe of the 750 largest U.S. issuers by market capitalization whose securities are also characterized by broad options market liquidity. The portfolio manager applies a systematic investment process that monitors day-to-day movements in options prices on individual U.S. securities for indicators of upside (or good) and downside (or bad) volatility to forecast their risk and reward. In applying this investment process, the portfolio manager seeks to avoid issuers whose upside volatilities are perceived to be lower and whose downside volatilities are perceived to be higher, resulting in a portfolio that is expected to generate market-like returns with lower volatility over a full market cycle.
Cash Position
The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. The Fund may invest in investment grade commercial paper (e.g., that is rated Prime-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A-3 or higher by Standard & Poor’s Ratings Services (“S&P”) or, if unrated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated investment grade).
Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”). ETFs are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the net asset value
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of their underlying investments, there may be times when ETFs trade at a premium or discount. The Fund is also subject to the risks associated with the securities in which the ETF invests.
Portfolio Turnover
In general, the Fund intends to purchase securities for long-term investment consistent with the portfolio manager’s investment process. To a limited extent, however, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, or by reason of economic or other developments not foreseen at the time of the initial investment. As a result of the portfolio manager’s investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), and the nature of the Fund’s investments. Portfolio turnover rates are not a factor in making buy and sell decisions.
The rebalancing techniques used by the Fund typically result in higher portfolio turnover compared to a “buy and hold” fund strategy.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.
Real Estate-Related Securities
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities (such as real estate operation companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code of 1986, as amended, and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITS, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.
Securities Lending
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In
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certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include:
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various derivative transactions including, but not limited to, futures on U.S. and foreign exchanges

Risks of the Fund
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The following information is intended to help you better understand some of the risks of investing in the Fund, including those risks that are summarized in the Fund Summary section. This information also includes descriptions of other risks the Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.
Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
Exchange-Traded Funds Risk. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher
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than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.
Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
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COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.
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Russia/Ukraine Invasion.  Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Money Market Fund Investment Risk. The Fund may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and, therefore, the Fund, through its investment in a money market fund, may not achieve its investment objective. To the extent the Fund transacts in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
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Rules adopted by the Securities and Exchange Commission (the “SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, certain money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that the Fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in this Prospectus.
Real Estate-Related Securities Risk.  The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. To the extent that the Fund holds REITs and REIT-like entities, it may be subject to the additional risks associated with REIT and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which the Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. The Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses. The value of investments in REOCs will generally be affected by the same factors that adversely affect REIT investments; however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.
Additionally, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.
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Management of the Fund

Investment adviser
Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Effective January 3, 2022, the Adviser changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC. The Adviser is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of the Fund.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).
Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
The Adviser furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses the Adviser for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of the Adviser’s employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Fund.

Management expenses
The Fund pays the Adviser an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Fund’s investment advisory fee is calculated daily and paid monthly. The Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay.
The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to the Adviser (gross and net of fee waivers). The rate shown is a fixed rate based on the Fund’s average daily net assets.
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Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2021
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	All Asset Levels	0.50	0.50

(1)
The Adviser has contractually agreed to waive 0.05% of its advisory fee for a period of two years commencing on June 10, 2022. The Adviser shall additionally waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on October 28, 2021. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Advisory Fee Waiver and Expense Limitation” below. The waivers are not reflected in the actual investment advisory fee rate shown.
A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement and interim subadvisory agreement is included in the Fund’s annual report (for the period ending June 30) and semiannual report (for the period ending December 31) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
Advisory Fee Waiver and Expense Limitation
The Adviser has contractually agreed to waive 0.05% of its advisory fee for a period of two years commencing on June 10, 2022. The Adviser shall additionally waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed 0.65% for at least a one-year period commencing on October 28, 2021. For information about how the advisory fee waiver and expense limit (as applicable) affect the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus.

Investment personnel
Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Ashwin Alankar, Ph.D., is Head of Global Asset Allocation of Janus Henderson Investors. He is Executive Vice President and Portfolio Manager of Janus Henderson Adaptive Risk Managed U.S. Equity Fund, which he has managed since June 2022. Mr. Alankar is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in 2014. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.
Information about the portfolio manager’s compensation structure and other accounts managed, as well as the aggregate range of his individual ownership in the Fund(s) that he manages and certain other mutual funds advised by the Adviser, is included in the SAI.
Conflicts of Interest
The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, the Adviser manages the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds that are managed by the Adviser. Because the Adviser manages the Janus Henderson “funds of funds” and the Janus Henderson funds, it is
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subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Fund is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to the Fund. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund’s SAI.
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Other information

CLOSED FUND POLICIES
The Fund may limit sales of its Shares to new investors. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses and in the “Shares of the Trust” section of the SAI.

LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE Funds
The Fund is distributed by Janus Henderson Distributors US LLC (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A portion of the Fund’s distributions received from REITs may be classified as a return of capital for federal income tax purposes. As a result, the Fund is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a fund that does not invest in REITs. Distributions are made at the class level, so they may vary from class to class within the Fund.
Distribution Schedule
Dividends from net investment income for the Fund are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the Shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily net asset value (“NAV”). The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-advantaged account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with the Fund. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-advantaged plan or account.

TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of
19 | Janus Investment Fund

the Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”).
Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility. Your ability to deduct capital losses may be limited under the Internal Revenue Code.
The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income, payments of gross proceeds from sales of Fund shares, and distributions of net capital gains. Proposed Treasury regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. Shareholders should consult their individual tax advisers regarding the possible implications of FATCA.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or the Fund, if you hold Class I Shares or Class N Shares directly with the Fund) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares or Class N Shares directly with the Fund in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If the Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially
20 | Janus Investment Fund

affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income tax twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s guide

With certain exceptions, the Fund is generally available only to shareholders residing in the United States and employees of the Adviser or its affiliates. For purposes of this policy, the Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.
The Fund offers multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. In addition, Class A Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, certain self-directed brokerage platforms where the financial intermediary is the broker of record, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholder’s Guide for additional details.
Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares. Other share classes described in this Prospectus as eligible for investment by retirement plans are unaffected by this closure.
Class C Shares currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares. For more information, please refer to “Conversion of Class C Shares to Class A Shares.”
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares may also be available to retail investors purchasing in qualified or nonqualified accounts where such accounts are held through an omnibus account at your broker or financial intermediary. For more information please refer to Appendix A which accompanies this Prospectus. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. In addition to these fees and expenses paid by Class I Shares, your broker or financial intermediary may impose a commission or other sales charge on purchases. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health
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savings accounts, and nonqualified deferred compensation plans; and 2) institutional investors and retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser or its affiliates, for distribution-related or other shareholder services. Your broker or financial intermediary may impose a commission or other sales charge on purchases of Class N Shares. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative. Class N Shares also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by the Distributor including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares or Class N Shares held directly with the Fund, please contact a Janus Henderson representative at 1-800-333-1181.

Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class I Shares or Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received by the Fund, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the trading session of the NYSE.
Securities held by the Fund are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, domestic and foreign equity securities traded on a securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the
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security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Fund uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares are offered by this Prospectus. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•
how much you plan to invest;
•
how long you expect to own the shares;
•
the expenses paid by each class; and
•
for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
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You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500(2)
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares(4)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries(4)
Minimum initial investment
• institutional investors (investing directly with the Fund)	$1,000,000
• through an intermediary institution	$2,500(3)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
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Class N Shares(4)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries(4)
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500(5)
• Institutional investors (investing directly with the Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1)
May be waived under certain circumstances.
(2)
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to this minimum. Please contact your financial intermediary for more information. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
(3)
Exceptions to this minimum may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
(4)
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
(5)
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Fund pays the Distributor a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Fund
Class A Shares	0.25%
Class C Shares	1.00%(1)
Class S Shares	0.25%

(1)
Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.
The Distributor is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C
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Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent pays these administrative fees to intermediaries on behalf of the Fund. The Transfer Agent is then reimbursed by the Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from the Transfer Agent on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Fund’s Trustees have set limits on fees that the Fund may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares and Class T Shares
The Transfer Agent receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with the Adviser. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Fund. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.
For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Payments to financial intermediaries by the Adviser or its affiliates
From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of
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Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, the Adviser, the Distributor, or their affiliates pay fees, from their own assets, to certain brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, other shareholder or administrative services (including payments for processing transactions via the NSCC or other means), and the Committee on Uniform Security Identification Procedures (“CUSIP”) and fund setup fees, in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services.
The Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

28 | Janus Investment Fund

Purchases
With certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares and Class N Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares and Class N Shares may be purchased directly with the Fund in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with the Adviser, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, the Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund’s behalf. As discussed under “Payments to Financial Intermediaries by the Adviser or its Affiliates,” the Adviser and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.
The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or the Adviser, if you hold Class I Shares or Class N Shares directly with the Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, your financial intermediary (or the Adviser, if you hold Class I Shares or Class N Shares directly with the Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or the Adviser, if you hold Class I Shares or Class N Shares directly with the Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class I Shares or Class N Shares directly with the Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-advantaged accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class I Shares
The minimum investment is $1 million for institutional investors (including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments) who established Class I Share accounts before August 4,
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2017 and invest directly with the Adviser. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-advantaged accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class N Shares
For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum. For institutional investors investing directly with the Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored retirement plans, including health savings accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or the Adviser, if you hold Class I Shares or Class N Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between the Distributor and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
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Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None

(1)
Offering Price includes the initial sales charge.
(2)
A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $1,000,000 or greater, from its own assets, the Distributor generally pays financial intermediaries commissions as follows:
•
1.00% on amounts of $1,000,000 but under $4,000,000;
•
0.50% on amounts of $4,000,000 but under $10,000,000;
•
0.25% on amounts of $10,000,000 and above.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their family members): (i) registered representatives and other employees of intermediaries that have selling agreements with the Distributor to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. A “family member” includes, but is not necessarily limited to (based on the reasonable discretion of the Adviser), a qualifying person’s sibling, spouse or domestic partner, lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), lineal descendant (son, daughter, step-son, step-daughter, grandson, granddaughter, great-grandson, great-granddaughter) or any sibling, spouse or domestic partner of a family member who is a lineal descendant or ascendant of a qualifying person. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; (ii) investors purchasing Class A Shares through a financial intermediary’s self-directed brokerage platform where the financial intermediary is the broker of record; and (iii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. Adviser-assisted, employer-sponsored defined contribution plans include, for example, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans. For purposes of qualifying for a waiver of the initial sales charge, the following retirement accounts are not eligible: 403(b) custodial accounts where shares are held on behalf of the individual, and not on behalf of the plan or plan trust, SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans. To facilitate the waiver of a sales charge, the Distributor requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Fund and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts
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described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.
Right of Accumulation. You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. Investments made prior to the signing date are not aggregated with, and are not eligible to be included toward, the investment goal.
You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Capital appreciation, capital gains, and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
•
trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•
solely controlled business accounts; and
•
single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Conversion of Class C Shares to Class A Shares
The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased.
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For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.
It is expected that the conversion of Class C Shares to Class A Shares of the same Fund will not result in a taxable event. Please consult your tax adviser for further information.
Commission on Class C Shares
The Distributor may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify the Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.

Exchanges
With certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with the Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-advantaged accounts).
•
You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•
You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. The Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•
You must meet the minimum investment amount for each fund.
•
The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Fund will work with intermediaries to apply the Fund’s exchange limits. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.
•
The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
Class C Shares are closed to investments by new employer-sponsored retirement plans, and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.
•
Your Class C Shares that have been held for eight years will automatically convert to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month
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following the month in which the eighth anniversary of the date of purchase occurs. For more information refer to “Conversion of Class C Shares to Class A Shares.”
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to an initial sales charge. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or an automatic conversion after eight years, or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions
With certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Fund.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares or Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with the Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of the Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within two business days following receipt of the redemption order. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and the Adviser’s affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these large shareholders of their holdings in the Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
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Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.
Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or the Adviser, if you hold Class I Shares or Class N Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
•
Upon the death or disability of an account owner;
•
Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
•
Retirement plan shareholders taking required minimum distributions;
•
The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
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•
The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•
If the Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
For each redemption of Class A Shares, you have a one-time right to reinvest the proceeds of such redemption into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies and procedures may be cancelled or rescinded by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
exchange limitations as described under “Exchanges”;
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Fund Shares”.
The Fund monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Fund at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large
36 | Janus Investment Fund

amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Fund’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Fund.
Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of the Fund’s portfolio holdings, consisting of at least the names of the holdings, will generally be available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Fund at janushenderson.com/info effective in connection with the month ending June 30, 2022. A complete schedule of the Fund’s portfolio holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Fund’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
37 | Janus Investment Fund

•
Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, will be available monthly with a 15-day lag effective in connection with the month ending June 30, 2022.
•
Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by the head of the applicable investment unit or a delegate, in consultation with the Fund’s Chief Compliance Officer or a delegate. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI.

Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or the Adviser, if you hold Class I Shares or Class N Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or the Adviser, if you hold Class I Shares or Class N Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or the Adviser) to obtain these reports. The Fund’s fiscal year ends June 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or the Adviser, if you hold Class I Shares or Class N Shares directly with the Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or the Adviser) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or the Adviser) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
38 | Janus Investment Fund

Financial highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the Fund for the fiscal periods ended June 30 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI. The information in the financial highlights for the six months ended December 31, 2021 is unaudited and is also incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Fund (assuming reinvestment of all dividends and distributions).
Janus Henderson Adaptive Risk Managed U.S. Equity Fund – Class A
	Period ended December 31 (unaudited)	Years ended June 30
	2021	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.76	$11.38	$11.37	$11.66	$10.41	$9.87
Income from investment operations:
Net investment income/(loss)(1)	0.03	0.05	0.12	0.12	0.08	0.12
Net gain/(loss) on investments (both realized and unrealized)	1.08	2.82	0.24	0.39	1.73	0.60
Total from investment operations	1.11	2.87	0.36	0.51	1.81	0.72
Less distributions:
Dividends from net investment income	(0.03)	(0.13)	(0.06)	(0.17)	(0.40)	(0.18)
Distributions from capital gains	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total distributions	(3.16)	(1.49)	(0.35)	(0.80)	(0.56)	(0.18)
Net asset value, end of period	$10.71	$12.76	$11.38	$11.37	$11.66	$10.41
Total return(2)	9.08%	26.48%	3.14%	5.54%	17.73%	7.38%
Net assets, end of period (in thousands)	$26,826	$26,218	$27,092	$28,718	$24,345	$42,371
Average net assets for the period (in thousands)	$26,903	$28,579	$29,019	$26,466	$26,879	$32,360
Ratio of gross expenses to average net assets(3)	0.93%	0.94%	0.94%	0.96%	0.94%	0.92%
Ratio of net expenses to average net assets(3)	0.93%	0.94%	0.94%	0.96%	0.94%	0.92%
Ratio of net investment income/(loss) to average net assets(3)	0.41%	0.43%	1.08%	1.07%	0.69%	1.21%
Portfolio turnover rate	59%	190%	102%	87%	102%	108%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(3)
Annualized for periods of less than one full year.
39 | Janus Investment Fund

Janus Henderson Adaptive Risk Managed U.S. Equity Fund – Class C
	Period ended December 31 (unaudited)	Years ended June 30
	2021	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.32	$11.02	$11.04	$11.32	$10.16	$9.62
Income from investment operations:
Net investment income/(loss)(1)	(0.01)	(0.02)	0.05	0.05	0.01	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.04	2.72	0.22	0.39	1.68	0.59
Total from investment operations	1.03	2.70	0.27	0.44	1.69	0.63
Less distributions:
Dividends from net investment income	—	(0.04)	—	(0.09)	(0.37)	(0.09)
Distributions from capital gains	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total distributions	(3.13)	(1.40)	(0.29)	(0.72)	(0.53)	(0.09)
Net asset value, end of period	$10.22	$12.32	$11.02	$11.04	$11.32	$10.16
Total return(2)	8.80%	25.71%	2.41%	4.94%	16.96%	6.59%
Net assets, end of period (in thousands)	$20,699	$21,286	$24,089	$29,433	$31,692	$34,652
Average net assets for the period (in thousands)	$21,036	$23,134	$27,415	$30,565	$32,871	$23,745
Ratio of gross expenses to average net assets(3)	1.53%	1.58%	1.58%	1.61%	1.54%	1.67%
Ratio of net expenses to average net assets(3)	1.53%	1.58%	1.58%	1.61%	1.54%	1.67%
Ratio of net investment income/(loss) to average net assets(3)	(0.19)%	(0.21)%	0.44%	0.41%	0.12%	0.39%
Portfolio turnover rate	59%	190%	102%	87%	102%	108%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(3)
Annualized for periods of less than one full year.
40 | Janus Investment Fund

Janus Henderson Adaptive Risk Managed U.S. Equity Fund – Class S
	Period ended December 31 (unaudited)	Years ended June 30
	2021	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.73	$11.36	$11.35	$11.63	$10.40	$9.83
Income from investment operations:
Net investment income/(loss)(1)	0.02	0.04	0.11	0.11	0.07	0.15
Net gain/(loss) on investments (both realized and unrealized)	1.08	2.80	0.24	0.39	1.72	0.57
Total from investment operations	1.10	2.84	0.35	0.50	1.79	0.72
Less distributions:
Dividends from net investment income	(0.01)	(0.11)	(0.05)	(0.15)	(0.40)	(0.15)
Distributions from capital gains	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total distributions	(3.14)	(1.47)	(0.34)	(0.78)	(0.56)	(0.15)
Net asset value, end of period	$10.69	$12.73	$11.36	$11.35	$11.63	$10.40
Total return(2)	9.09%	26.29%	3.02%	5.45%	17.56%	7.40%
Net assets, end of period (in thousands)	$28,992	$28,736	$26,404	$28,815	$31,160	$35,264
Average net assets for the period (in thousands)	$28,970	$28,167	$28,036	$29,626	$31,843	$3,882
Ratio of gross expenses to average net assets(3)	1.06%	1.05%	1.05%	1.06%	1.04%	1.12%
Ratio of net expenses to average net assets(3)	1.06%	1.04%	1.05%	1.05%	1.03%	1.08%
Ratio of net investment income/(loss) to average net assets(3)	0.28%	0.30%	0.97%	0.97%	0.62%	1.50%
Portfolio turnover rate	59%	190%	102%	87%	102%	108%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(3)
Annualized for periods of less than one full year.
41 | Janus Investment Fund

Janus Henderson Adaptive Risk Managed U.S. Equity Fund – Class I
	Period ended December 31 (unaudited)	Years ended June 30
	2021	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.75	$11.37	$11.36	$11.65	$10.40	$9.86
Income from investment operations:
Net investment income/(loss)(1)	0.04	0.08	0.15	0.15	0.11	0.14
Net gain/(loss) on investments (both realized and unrealized)	1.09	2.81	0.24	0.38	1.73	0.61
Total from investment operations	1.13	2.89	0.39	0.53	1.84	0.75
Less distributions:
Dividends from net investment income	(0.06)	(0.15)	(0.09)	(0.19)	(0.43)	(0.21)
Distributions from capital gains	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total distributions	(3.19)	(1.51)	(0.38)	(0.82)	(0.59)	(0.21)
Net asset value, end of period	$10.69	$12.75	$11.37	$11.36	$11.65	$10.40
Total return(2)	9.30%	26.75%	3.37%	5.81%	18.02%	7.76%
Net assets, end of period (in thousands)	$463,241	$468,596	$428,888	$685,211	$643,071	$325,847
Average net assets for the period (in thousands)	$477,232	$439,089	$645,830	$674,516	$495,143	$203,913
Ratio of gross expenses to average net assets(3)	0.73%	0.73%	0.69%	0.70%	0.68%	0.65%
Ratio of net expenses to average net assets(3)	0.70%	0.69%	0.69%	0.70%	0.68%	0.65%
Ratio of net investment income/(loss) to average net assets(3)	0.64%	0.66%	1.33%	1.32%	0.98%	1.43%
Portfolio turnover rate	59%	190%	102%	87%	102%	108%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(3)
Annualized for periods of less than one full year.
42 | Janus Investment Fund

Janus Henderson Adaptive Risk Managed U.S. Equity Fund – Class N
	Period ended December 31 (unaudited)	Years ended June 30
	2021	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.70	$11.34	$11.33	$11.62	$10.37	$9.83
Income from investment operations:
Net investment income/(loss)(1)	0.05	0.10	0.17	0.16	0.12	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.08	2.79	0.23	0.39	1.72	0.60
Total from investment operations	1.13	2.89	0.40	0.55	1.84	0.76
Less distributions:
Dividends from net investment income	(0.08)	(0.17)	(0.10)	(0.21)	(0.43)	(0.22)
Distributions from capital gains	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total distributions	(3.21)	(1.53)	(0.39)	(0.84)	(0.59)	(0.22)
Net asset value, end of period	$10.62	$12.70	$11.34	$11.33	$11.62	$10.37
Total return(2)	9.31%	26.89%	3.53%	6.01%	18.13%	7.87%
Net assets, end of period (in thousands)	$48,588	$54,635	$46,912	$48,624	$44,651	$44,318
Average net assets for the period (in thousands)	$53,250	$49,066	$48,706	$48,621	$43,765	$61,477
Ratio of gross expenses to average net assets(3)	0.55%	0.55%	0.55%	0.56%	0.54%	0.57%
Ratio of net expenses to average net assets(3)	0.55%	0.55%	0.55%	0.56%	0.54%	0.57%
Ratio of net investment income/(loss) to average net assets(3)	0.78%	0.78%	1.47%	1.46%	1.12%	1.63%
Portfolio turnover rate	59%	190%	102%	87%	102%	108%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(3)
Annualized for periods of less than one full year.
43 | Janus Investment Fund

Janus Henderson Adaptive Risk Managed U.S. Equity Fund – Class T
	Period ended December 31 (unaudited)	Years ended June 30
	2021	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.56	$11.22	$11.21	$11.51	$10.28	$9.75
Income from investment operations:
Net investment income/(loss)(1)	0.04	0.07	0.14	0.14	0.10	0.13
Net gain/(loss) on investments (both realized and unrealized)	1.06	2.77	0.24	0.37	1.71	0.59
Total from investment operations	1.10	2.84	0.38	0.51	1.81	0.72
Less distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.08)	(0.18)	(0.42)	(0.19)
Distributions from capital gains	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total distributions	(3.18)	(1.50)	(0.37)	(0.81)	(0.58)	(0.19)
Net asset value, end of period	$10.48	$12.56	$11.22	$11.21	$11.51	$10.28
Total return(2)	9.16%	26.70%	3.32%	5.67%	17.94%	7.48%
Net assets, end of period (in thousands)	$180,243	$186,208	$207,700	$245,736	$260,106	$254,637
Average net assets for the period (in thousands)	$185,263	$211,171	$230,458	$255,699	$258,372	$156,046
Ratio of gross expenses to average net assets(3)	0.80%	0.79%	0.79%	0.80%	0.79%	0.82%
Ratio of net expenses to average net assets(3)	0.79%	0.78%	0.79%	0.80%	0.78%	0.82%
Ratio of net investment income/(loss) to average net assets(3)	0.55%	0.58%	1.23%	1.23%	0.88%	1.31%
Portfolio turnover rate	59%	190%	102%	87%	102%	108%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(3)
Annualized for periods of less than one full year.
44 | Janus Investment Fund

Appendix A – intermediary sales charge waivers and discounts

AMERIPRISE FINANCIAL
The following information is provided by Ameriprise Financial:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

EDWARD JONES
The following information is provided by Edward D. Jones & Co., L.P. (“Edward Jones”):
Policies Regarding Transactions Through Edward Jones
Effective on or after May 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the same fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
45 | Janus Investment Fund

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
46 | Janus Investment Fund

Minimum Balances
•
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
°
A fee-based account held on an Edward Jones platform
°
A 529 account held on an Edward Jones platform
°
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

MERRILL LYNCH
The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
47 | Janus Investment Fund

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or Statement of Additional Information.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage
(non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within
90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals)
and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill
Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the
ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

48 | Janus Investment Fund

MORGAN STANLEY
The following information is provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES
The following information is provided by Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates:
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
49 | Janus Investment Fund

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

UBS Financial Services Inc.
The following information is provided by UBS Financial Services Inc.:
UBS Financial Services Inc. (“UBS”) may offer Class I Shares to its retail brokerage clients whose Shares are held in omnibus accounts at UBS, or its designee, without a sales charge, load or 12b-1 distribution/service fee. For these clients UBS may charge commissions or transaction fees with respect to brokerage transactions in Class I Shares. Such fees are imposed by UBS for its retail brokerage clients, not the Fund, and are not paid by other purchasers of Class I Shares. The imposition of such fees by UBS does not impact the net asset value calculated after your order for Class I Shares is received by the Fund. Please contact your UBS representative for more information about these fees and other eligibility requirements.
50 | Janus Investment Fund

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally expected, and prepayment risk, where during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Fund’s returns.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.

51 | Janus Investment Fund

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single
52 | Janus Investment Fund

security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage include short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. The Fund’s gross notional exposure to short positions may not exceed 10% of the Fund’s net assets. A Fund may also engage in short sales “against the box” and options for hedging purposes that are not subject to this limit. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
53 | Janus Investment Fund

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.
The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. Reports and other information about the Fund are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.
125-20-69877 06-22

▼ June 10, 2022
Janus Investment Fund
Prospectus

Class D Shares Ticker
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	JRSDX
(formerly named Janus Henderson U.S. Managed Volatility Fund)

Eliminate Paper Mail. Set up e-Delivery of prospectuses, annual reports, and statements at janushenderson.com/edelivery.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Adaptive Risk Managed U.S. Equity Fund (the “Fund”), a portfolio of Janus Investment Fund (the “Trust”). Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) serves as investment adviser to the Fund.
The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class D Shares (the “Shares”) are offered by this Prospectus. The Shares are offered directly through the Janus Henderson funds to eligible investors by calling 1-800-525-3713 or at janushenderson.com/individual. The Shares are not offered through financial intermediaries.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Fund summary
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	2
Additional information about the Fund
Fees and expenses	7
Additional investment strategies and general portfolio policies	7
Risks of the Fund	9
Management of the Fund
Investment adviser	13
Management expenses	13
Investment personnel	14
Other information	16
Distributions and taxes	17
Shareholder’s manual
Doing business with Janus Henderson	20
Pricing of fund shares	24
Administrative services fees	25
Payments to financial intermediaries by the Adviser or its affiliates	26
Paying for shares	27
Exchanges	28
Payment of redemption proceeds	29
Excessive trading	31
Shareholder services and account policies	33
Financial highlights	36
Glossary of investment terms	37
1 | Janus Investment Fund

Fund summary

Janus Henderson Adaptive Risk Managed U.S. Equity Fund
(formerly named Janus Henderson U.S. Managed Volatility Fund)
Ticker:	JRSDX	Class D Shares

Investment Objective
Janus Henderson Adaptive Risk Managed U.S. Equity Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.50%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.68%
Fee Waiver(1)	0.05%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.63%

(1)
The Adviser has contractually agreed to waive 0.05% of its advisory fee for a period of two years commencing on June 10, 2022. The contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 69	$ 218	$ 379	$ 847

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 190% of the average value of its portfolio.

Principal investment strategies
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, including, but not limited to, common stocks, depositary receipts, and real-estate investment trusts (“REITs”). An issuer is deemed to be economically tied to the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the United States; (ii) a majority of the issuer’s revenues are derived from the United States; or (iii) a majority of the issuer’s assets are located in the United States. Under normal circumstances, the Fund seeks to achieve market-like returns with lower volatility over a full market cycle than the Russell 1000® Index (the Fund’s benchmark index). The Fund seeks to generate such returns with volatility that can range from approximately 0% to 40% lower than the Russell 1000 Index. In this context, volatility refers to the variation in the returns of the Fund and the benchmark index as measured by the standard deviation of monthly returns. The market capitalization of issuers within the benchmark index, from which the Fund’s universe is derived, will vary, but as of March 31, 2022, they ranged from approximately $56 million to $2.69 trillion.
2 | Janus Henderson Adaptive Risk Managed U.S. Equity Fund

The Fund pursues its investment objective by applying a proprietary methodology to construct an investment portfolio of equity securities from a universe of the 750 largest U.S. issuers by market capitalization whose securities are also characterized by broad options market liquidity. The portfolio manager applies a systematic investment process that monitors day-to-day movements in options prices on individual U.S. securities for indicators of upside (or good) and downside (or bad) volatility to forecast their risk and reward. In applying this investment process, the portfolio manager seeks to avoid issuers whose upside volatilities are perceived to be lower and whose downside volatilities are perceived to be higher, resulting in a portfolio that is expected to generate market-like returns with lower volatility over a full market cycle. Although the Fund is generally expected to underperform the Russell 1000 Index in sharply rising markets, this strategy seeks to minimize losses in down markets.
The Fund may engage in active and frequent trading to achieve its investment objective.
The Fund may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The market value of the Fund’s investments, and therefore the value of the Fund’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may offset gains or increase losses in the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
REIT Risk. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal
3 | Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Volatility Risk. There is no guarantee that the Fund’s strategy to minimize volatility will be successful. Securities in the Fund’s portfolio may be subject to price volatility, and the prices may not be any less volatile than the market as a whole, and could be more volatile. In addition, the Fund’s strategy to minimize volatility could limit the Fund’s gains in rising markets.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on December 22, 2014. The performance shown for Class D Shares for the period July 6, 2009 to December 22, 2014, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to July 6, 2009, reflects the historical performance of Janus Adviser INTECH Risk-Managed Value Fund’s (the “JAD Predecessor Fund”) Class I Shares prior to the reorganization of Class I Shares of the JAD Predecessor Fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to December 22, 2014, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. Effective June 10, 2022, the Fund changed its investment strategy. The performance below does not reflect the new investment strategy and is not indicative of the current portfolio.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
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Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.00%	Worst Quarter:	1st Quarter 2020	– 20.75%

The Fund’s year-to-date return as of the calendar quarter ended March 31, 2022 was – 3.63%.
Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (12/30/05)
Class D Shares
Return Before Taxes	19.71%	14.13%	13.94%	8.98%
Return After Taxes on Distributions	10.58%	10.48%	10.11%	6.47%
Return After Taxes on Distributions and Sale of Fund Shares(1)	13.96%	10.16%	10.05%	6.49%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	26.45%	18.43%	16.54%	11.02%
S&P 500® Minimum Volatility Index (reflects no deduction for expenses, fees, or taxes)	24.45%	14.83%	14.99%	10.58%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s primary benchmark index is the Russell 1000 Index. The Fund’s secondary benchmark is the S&P 500 Minimum Volatility Index. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
•
The S&P 500 Minimum Volatility Index is designed to reflect a managed-volatility equity strategy that seeks to achieve lower total risk, measured by standard deviation, than the S&P 500 while maintaining similar characteristics.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for periods following December 22, 2014; for the Fund’s Class I Shares for the period following July 6, 2009; and for the JAD Predecessor Fund’s Class I Shares for periods prior to July 6, 2009. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Manager:  Ashwin Alankar, Ph.D., is Executive Vice President and Portfolio Manager of the Fund, which he has managed since June 2022.

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Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
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Additional information about the Fund

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended June 30, 2021.
•
“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting, and other shareholder services, as well as reimbursement to the Adviser of its out-of-pocket costs for services as administrator. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by the Fund to the Adviser. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Other Expenses”

°
include an administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Henderson Services US LLC (the “Transfer Agent”), the Fund’s transfer agent, as detailed below.
Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

°
include acquired fund fees and expenses, which are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund, to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to the Transfer Agent of its out-of-pocket costs for arranging for the provision by third parties of certain servicing to shareholders.
°
may include any other transfer agent fees and expenses, custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses.
•
The Adviser has contractually agreed to waive 0.05% of its advisory fee for a period of two years commencing on June 10, 2022. The Adviser shall additionally waive and/or reimburse the Fund’s “Total Annual Fund Operating Expenses” to a certain limit for at least a one-year period commencing on October 28, 2021. The expense limit is described in the “Management Expenses” section of this Prospectus.
•
All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary section, including the types of securities the Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Fund may use to a
7 | Janus Investment Fund

lesser extent. These non-principal investment strategies and policies may become more important in the future since the Fund’s composition can change over time. Except for the Fund’s policy with respect to illiquid investments and borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit, other than illiquid investments and borrowing, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
The Fund’s investment process seeks to achieve market-like returns with lower volatility over a full market cycle than the Russell 1000 Index. The investment process involves selecting stocks from a universe of the 750 largest U.S. issuers by market capitalization whose securities are also characterized by broad options market liquidity. The portfolio manager applies a systematic investment process that monitors day-to-day movements in options prices on individual U.S. securities for indicators of upside (or good) and downside (or bad) volatility to forecast their risk and reward. In applying this investment process, the portfolio manager seeks to avoid issuers whose upside volatilities are perceived to be lower and whose downside volatilities are perceived to be higher, resulting in a portfolio that is expected to generate market-like returns with lower volatility over a full market cycle.
Cash Position
The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. The Fund may invest in investment grade commercial paper (e.g., that is rated Prime-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A-3 or higher by Standard & Poor’s Ratings Services (“S&P”) or, if unrated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated investment grade).
Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”). ETFs are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments, there may be times when ETFs trade at a premium or discount. The Fund is also subject to the risks associated with the securities in which the ETF invests.
Portfolio Turnover
In general, the Fund intends to purchase securities for long-term investment consistent with the portfolio manager’s investment process. To a limited extent, however, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, or by reason of economic or other developments not foreseen at the time of the initial investment. As a result of the portfolio manager’s investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), and the nature of the Fund’s investments. Portfolio turnover rates are not a factor in making buy and sell decisions.
The rebalancing techniques used by the Fund typically result in higher portfolio turnover compared to a “buy and hold” fund strategy.
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Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.
Real Estate-Related Securities
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities (such as real estate operation companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code of 1986, as amended, and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITS, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.
Securities Lending
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include:
•
various derivative transactions including, but not limited to, futures on U.S. and foreign exchanges

Risks of the Fund
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the
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stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The following information is intended to help you better understand some of the risks of investing in the Fund, including those risks that are summarized in the Fund Summary section. This information also includes descriptions of other risks the Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.
Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
Exchange-Traded Funds Risk. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.
Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in
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commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
•
COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.
•
Russia/Ukraine Invasion.  Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Money Market Fund Investment Risk. The Fund may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and, therefore, the Fund, through its investment in a money market fund, may not achieve its investment objective. To the extent the Fund transacts in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (the “SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, certain money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that the Fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in this Prospectus.
11 | Janus Investment Fund

Real Estate-Related Securities Risk.  The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. To the extent that the Fund holds REITs and REIT-like entities, it may be subject to the additional risks associated with REIT and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which the Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. The Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses. The value of investments in REOCs will generally be affected by the same factors that adversely affect REIT investments; however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.
Additionally, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.
12 | Janus Investment Fund

Management of the Fund

Investment adviser
Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Effective January 3, 2022, the Adviser changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC. The Adviser is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of the Fund.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).
Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
The Adviser furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses the Adviser for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of the Adviser’s employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Fund.

Management expenses
The Fund pays the Adviser an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Fund’s investment advisory fee is calculated daily and paid monthly. The Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay.
The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to the Adviser (gross and net of fee waivers). The rate shown is a fixed rate based on the Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2021
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	All Asset Levels	0.50	0.50

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(1)
The Adviser has contractually agreed to waive 0.05% of its advisory fee for a period of two years commencing on June 10, 2022. The Adviser shall additionally waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on October 28, 2021. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Advisory Fee Waiver and Expense Limitation” below. The waivers are not reflected in the actual investment advisory fee rate shown.
A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement and interim subadvisory agreement is included in the Fund’s annual report (for the period ending June 30) and semiannual report (for the period ending December 31) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The reports are also available, free of charge, at janushenderson.com/reports.
Advisory Fee Waiver and Expense Limitation
The Adviser has contractually agreed to waive 0.05% of its advisory fee for a period of two years commencing on June 10, 2022. The Adviser shall additionally waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed 0.65% for at least a one-year period commencing on October 28, 2021. For information about how the advisory fee waiver and expense limit (as applicable) affect the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus.

Investment personnel
Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Ashwin Alankar, Ph.D., is Head of Global Asset Allocation of Janus Henderson Investors. He is Executive Vice President and Portfolio Manager of Janus Henderson Adaptive Risk Managed U.S. Equity Fund, which he has managed since June 2022. Mr. Alankar is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in 2014. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.
Information about the portfolio manager’s compensation structure and other accounts managed, as well as the aggregate range of his individual ownership in the Fund(s) that he manages and certain other mutual funds advised by the Adviser, is included in the SAI.
Conflicts of Interest
The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, the Adviser manages the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds that are managed by the Adviser. Because the Adviser manages the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Fund is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to the Fund. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a
14 | Janus Investment Fund

Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund’s SAI.
15 | Janus Investment Fund

Other information

CLOSED FUND POLICIES
The Fund may limit sales of its Shares to new investors. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses and in the “Shares of the Trust” section of the SAI.

LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE Fund
The Fund is distributed by Janus Henderson Distributors US LLC (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A portion of the Fund’s distributions received from REITs may be classified as a return of capital for federal income tax purposes. As a result, the Fund is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a fund that does not invest in REITs. Distributions are made at the class level, so they may vary from class to class within the Fund.
Distribution Schedule
Dividends from net investment income for the Fund are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.
How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the Shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily net asset value (“NAV”). The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-advantaged account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact a Janus Henderson representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-advantaged plan or account.

Distribution Options
When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to janushenderson.com/individual, by calling a Janus Henderson representative, or by writing to the Fund at one of the addresses listed in the Shareholder’s Manual section of this Prospectus. The Fund offers the following options:
Reinvestment Option. You may reinvest your income dividends and capital gains distributions in additional shares.
Cash Option. You may receive your income dividends and capital gains distributions in cash.
Reinvest and Cash Option. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.
Redirect Option. You may direct your dividends or capital gains distributions to purchase shares of another Janus Henderson fund.
The Fund reserves the right to reinvest uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to “Shareholder Services and Account Policies.”
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TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of the Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”).
Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility. Your ability to deduct capital losses may be limited under the Internal Revenue Code.
The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income, payments of gross proceeds from sales of Fund shares, and distributions of net capital gains. Proposed Treasury regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. Shareholders should consult their individual tax advisers regarding the possible implications of FATCA.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, the Janus Henderson funds will report cost basis information to you and to the IRS. The Fund will permit shareholders to elect their preferred cost basis
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method. In the absence of an election, the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If the Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income tax twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s manual

This Shareholder’s Manual is for those shareholders investing directly with the Fund. This section will help you become familiar with the different types of accounts you can establish with the Adviser. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.
With certain exceptions, the Fund is generally available only to shareholders residing in the United States and employees of the Adviser or its affiliates. For purposes of this policy, the Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

Doing business with Janus Henderson
The Fund offers multiple classes of shares in order to meet the needs of various types of investors. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. If you would like additional information about the other available share classes, please call 1-800-525-3713.

Online – janushenderson.com – 24 hours a day, 7 days a week

At janushenderson.com/individual* existing shareholders can:
•
Obtain Fund information and performance
•
View your personalized performance
•
Review your account or your complete portfolio
•
Buy, exchange, and sell Janus Henderson funds
•
Update personal information
•
Receive electronic daily transaction confirmations, quarterly and year-end statements, semiannual and annual reports, prospectuses, and tax forms
•
Analyze the fees associated with your investment (www.finra.org/fundanalyzer)
•
Open a new account
*
Certain account or transaction types may be restricted from being processed through janushenderson.com. If you would like more information about these restrictions, please contact a Janus Henderson representative.

Janus Henderson XpressLinetm 1-888-979-7737 • 24-hour automated phone system Janus Henderson Representatives 1-800-525-3713 TDD For the speech and hearing impaired. 1-800-525-0056	Mailing Address Janus Henderson P.O. Box 219109 Kansas City, MO 64121-9109 For Overnight Mail Janus Henderson 430 W 7th Street, Suite 219109 Kansas City, MO 64105-1407

Minimum Investments*

To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

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*
The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, Janus Henderson prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SARSEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of JHG and its subsidiaries may open Fund accounts for $100.
Minimum Investment Requirements
Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct an annual $25 minimum balance fee per Fund account (paid to the Transfer Agent) with values below the minimums described under “Minimum Investments” or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

Available Incentive Programs
Bonus Program for Taxable Account Purchases and Tax-Advantaged Account Transfers/Rollovers
Through the Transfer Agent’s Bonus Program, the Transfer Agent will pay a bonus of up to $2,500 to you for making certain eligible purchases of Fund shares in taxable accounts or transfers/rollovers from a non-Janus Henderson fund account into a Janus Henderson fund tax-advantaged account. The Bonus Program is valid with an eligible purchase or transfer/rollover of $20,000 or more. If you meet the eligibility requirements for the Bonus Program and enroll in it, the Transfer Agent will deposit a bonus payment into your Fund account within approximately 30 days after the deposit of eligible funds in good order and receipt of a signed contract governing the Bonus Program. An investor must keep the eligible purchase in the account for a period of 360 calendar days in order to retain the bonus payment. Any sale of the qualifying purchase amount (in whole or in part), transfer, or closure of the account within the 360 calendar day period may result in forfeiture of the bonus payment. Any decline in an account’s value due solely to market value fluctuations will not result in the forfeiture of the bonus payment. Only taxable account purchases or transfers/rollovers to tax-advantaged accounts that are made on or after January 1, 2022 through December 31, 2022 are eligible for a bonus payment. The eligible period for the Bonus Program may be extended beyond this time frame at the sole discretion of the Transfer Agent. Before enrolling in the Bonus Program, consult with your tax advisor about the appropriate tax treatment for the bonus offer and any tax implications associated with the receipt of a bonus payment. The Transfer Agent reserves the right to change the terms, restrict, or revoke this Bonus Program at any time without advance notice.
You can request more information about the Transfer Agent’s Bonus Program and eligibility requirements for taxable accounts by contacting a Janus Henderson representative at 1-800-525-3713 or by visiting www.janushenderson.com/bonus. You can request more information about the Bonus Program for tax-advantaged account transfers/rollovers by contacting a Janus Henderson Direct Rollover Specialist at 1-800-379-7603 or by visiting www.janushenderson.com/bonus.
Contribution Match Payments
Investors that transfer/rollover assets from a non-Janus Henderson fund account into a tax-advantaged account are also eligible for the Transfer Agent’s Contribution Match Program. To receive a Transfer Agent’s Contribution Match payment, (i) the value of your tax-advantaged account must remain equal to or greater than the value of the eligible transfer/rollover (but not including any losses due solely to market value fluctuations) for 12 months following the receipt of your transfer/rollover in good order and receipt of a signed contract governing the Contribution Match Program, and (ii) you must provide instructions to the Transfer Agent on how to invest these payments. The Transfer Agent’s Contribution Match payments will commence at the end of the first quarter in 2023 following an eligible contribution during the first quarter of 2023 into a Janus Henderson fund tax-advantaged account. The eligible period for the Transfer Agent’s Contribution Match payments may be extended beyond this time frame at the sole discretion of the Transfer Agent. The Transfer Agent will match a percentage of these contributions based on the aggregate 2022 rollover or asset transfer eligible amount, and provide a matching contribution in an amount up to ten percent of your contribution. Before enrolling in the Contribution Match Program, consult with your tax advisor about the appropriate tax treatment for the Transfer Agent’s Contribution Match payments and any tax implications associated with the receipt of a Contribution Match payment. The Transfer Agent reserves the right to change the terms, restrict, or revoke the Contribution Match Program at any time without advance notice.
You can request more information about the Contribution Match Program and eligibility requirements by contacting a Janus Henderson Direct Rollover Specialist at 1-800-379-7603 or by visiting www.janushenderson.com/bonus.
21 | Janus Investment Fund

New Shareholder Incentive Program
New investors that are referred to Janus Henderson funds by an existing shareholder are eligible to participate in the Transfer Agent’s New Shareholder Incentive Program. After the new investor has completed the required Referral Program Contract, the Transfer Agent will fund the $100 initial investment required for new investors who have been referred through the New Shareholder Incentive Program, provided that new investors enroll in Janus Henderson’s automatic investment program in an amount equal to at least $50 per month. New investors will forfeit the $100 contributed by the Transfer Agent if their account is closed or if their automatic monthly investment program payment is terminated within two years from the date the initial investment was made. Investor-initiated amounts outside of the initial investment are redeemable at any time at net asset value. Before enrolling in the New Shareholder Incentive Program, new investors should consult with their tax advisor about the appropriate tax treatment for participating in the New Shareholder Incentive Program and any tax implications associated with the receipt of the $100 initial investment. The Transfer Agent reserves the right to change the terms, restrict, or revoke the New Shareholder Incentive Program at any time without advance notice.
You can request more information about the Transfer Agent’s New Shareholder Incentive Program by contacting a Janus Henderson representative at 1-800-525-3713 or by visiting www.janushenderson.com/bonus.

Types of Account Ownership
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account.
Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.
Trust
An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.
Business Accounts
Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

Tax-Advantaged Accounts
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account. Certain tax-advantaged accounts can only be maintained via written request. Please contact a Janus Henderson representative for more information.
If you are eligible, you may set up one or more tax-advantaged accounts. A tax-advantaged account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-advantaged accounts that may be opened with Janus Henderson are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-advantaged account.
Investing for Your Retirement
Please visit janushenderson.com/individual or call a Janus Henderson representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1∕2 and used for a nonqualifying purpose.
Traditional and Roth IRAs
Both IRAs allow most individuals with earned income to contribute up to the lesser of $6,000 or 100% of compensation, with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits.
Simplified Employee Pension (“SEP”) IRA
This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant.
22 | Janus Investment Fund

Profit Sharing or Money Purchase Pension Plans
These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only maintain this type of account via written request. Please contact a Janus Henderson representative for more information.

Accounts for the Benefit of a Child
Custodial Accounts (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor.
Coverdell Education Savings Account
This tax-advantaged plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.

Please refer to the following for information regarding opening an account and conducting business with Janus Henderson.

To Open an Account or Buy Shares
New accounts can be opened via written request or online. Please visit janushenderson.com/individual or contact a Janus Henderson representative for more information.
As previously noted, with certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
By Mail/In Writing

•
To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus Henderson or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.
•
To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.
Online

•
You may open a new account or buy additional shares in an existing Fund account (note that certain account or transaction types may be restricted from being processed through janushenderson.com). You may elect to have Janus Henderson electronically withdraw funds from your designated bank account. A real-time confirmation of your transaction will be provided via janushenderson.com/individual.
By Telephone

•
For an existing account, you may use Janus Henderson XpressLine to buy shares 24 hours a day, or you may call a Janus Henderson representative during normal business hours. Janus Henderson will electronically withdraw funds from your designated bank account.
•
You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Henderson representative.
By Automated Investments

•
To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($50 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-advantaged accounts are not eligible for automated investments.
•
You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($50 minimum) invested directly into your Fund account.

Note: For more information, refer to “Paying for Shares.”

23 | Janus Investment Fund

To Exchange Shares
As previously noted, with certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Online

•
Exchanges may generally be made online at janushenderson.com/individual.
By Telephone

•
Generally all accounts are automatically eligible to exchange shares by telephone. To exchange all or a portion of your shares into any other available Janus Henderson fund, call Janus Henderson XpressLine or a Janus Henderson representative.
By Mail/In Writing

•
To request an exchange in writing, please follow the instructions in “Written Instructions.”
By Systematic Exchange

•
You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month.

Note: For more information, refer to “Exchanges.”

To Sell Shares
As previously noted, with certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Fund.
Online

•
Redemptions may be made online at janushenderson.com/individual.
By Telephone

•
Generally all accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Janus Henderson XpressLine or a Janus Henderson representative. The Fund reserves the right to limit the dollar amount that you may redeem from your account by telephone.
By Mail/In Writing

•
To request a redemption in writing, please follow the instructions in “Written Instructions.”
By Systematic Redemption

•
This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis.

Note: For more information, refer to “Payment of Redemption Proceeds.”

Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.
All purchases, exchanges, and redemptions will be duly processed at the NAV as described under “Policies in Relation to Transactions” after your request is received in good order by the Fund or its agents.
24 | Janus Investment Fund

Securities held by the Fund are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, domestic and foreign equity securities traded on a securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Fund uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
Policies in Relation to Transactions
All requests, including but not limited to, exchanges between the Fund and other Janus Henderson funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Fund or its agents prior to the close of the trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus Henderson’s P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

Administrative services fees
The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares, as detailed below.
25 | Janus Investment Fund

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

These administrative services fees are paid by Class D Shares of the Fund. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.

Payments to financial intermediaries by the Adviser or its affiliates
With respect to other share classes not offered in this Prospectus, the Adviser or its affiliates pay fees, from their own assets, to certain brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means), and the Committee on Uniform Security Identification Procedures (“CUSIP”) and fund setup fees, in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary and when considering which share class of a fund is most appropriate.
In addition, the Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.

26 | Janus Investment Fund

Paying for shares
As previously noted, with certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to buy shares.
Please note the following when purchasing Shares:
•
Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.
•
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted non-U.S. bank.
•
Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.
•
When purchasing Shares through the Automatic Investment Program, your automatic investment selection(s) will generally be active within three days following receipt of your authorization for the date and amount you specify. If no date or dollar amount is specified on your application, investments of $50 will be made on the 20th of each month. If the balance in the Janus Henderson fund account you are buying into falls to zero as the result of a redemption, exchange, or minimum balance fee, your Automatic Investment Program will be discontinued.
•
We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase Shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.
•
The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”
•
If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Henderson Government Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus Henderson to (i) buy shares of another Janus Henderson fund or (ii) sell shares of Janus Henderson Government Money Market Fund and return the proceeds (including any dividends earned) to you, Janus Henderson will treat your inaction as approval of the purchase of Janus Henderson Government Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus Henderson for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Henderson Government Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Henderson Government Money Market Fund until the new fund’s commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Henderson Government Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under “Policies in Relation to Transactions.”
•
For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.
•
If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), the Adviser is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether
27 | Janus Investment Fund

directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, the Adviser may temporarily limit additional share purchases. In addition, the Adviser may close an account if it is unable to verify a shareholder’s identity. Please contact a Janus Henderson representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
The Fund has also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Fund is required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.

Exchanges
As previously noted, with certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Please note the following when exchanging Shares:
•
An exchange represents the redemption (or sale) of shares from the Fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-retirement account.
•
You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•
You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. The Fund’s fees and expenses differ between share classes. Exchanging from a direct share class to one held through an intermediary typically results in increased expenses. This is because share classes distributed through intermediaries include additional fees for administration and/or distribution to pay for services provided by intermediaries. Please read the Prospectus for the share class you are interested in prior to investing in that share class.
•
New regular Janus Henderson fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus Henderson fund account you are exchanging from is less than $2,500 ($100 for new regular Fund accounts with an automatic investment program of $50 per month). (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•
UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus Henderson fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•
New Janus Henderson fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•
Exchanges between existing Janus Henderson fund accounts must meet the $50 subsequent investment requirement.
28 | Janus Investment Fund

•
For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus Henderson fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.
•
The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. Different restrictions may apply if you invest through an intermediary.
•
The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
With certain exceptions, exchanges between Janus Henderson fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus Henderson fund, you will need to meet criteria for investing in the closed fund. For more information, refer to Closed Fund Policies in the “Other Information” section of this Prospectus.

Note: For the fastest and easiest way to exchange shares, log on to janushenderson.com/individual* 24 hours a day, 7 days a week.
*
Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.

Payment of redemption proceeds
As previously noted, with certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Fund.
By Electronic Transfer – Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.
•
Next Day Wire Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.
•
ACH (Automated Clearing House) Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.
By Check – Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.
By Systematic Redemption – If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus Henderson fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.
The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Generally, orders to sell Shares may be initiated at any time at janushenderson.com/individual, by telephone, or in writing. Certain accounts may require a written request. If the Shares being sold were purchased by check or automated investment, the Fund can delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear. In addition, there may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer and your bank information is new. Unless you provide alternate instructions, your proceeds will be invested in Shares of Janus Henderson Government Money Market Fund during the 15-day hold period.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed
29 | Janus Investment Fund

beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Note: For the fastest and easiest way to redeem shares, log on to janushenderson.com/individual* 24 hours a day, 7 days a week.
*
Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, individuals, accounts, and the Adviser’s affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these large shareholders of their holdings in the Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.

Written Instructions
To redeem or exchange all or part of your Shares in writing, your request should be sent to one of the addresses listed under “Doing Business with Janus Henderson.” Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:
•
the name of the Janus Henderson fund(s) being redeemed or exchanged;
•
the account number(s);
•
the amount of money or number of shares being redeemed or exchanged;
•
the name(s) on the account;
•
the signature(s) of one or more registered account owners; and
•
your daytime telephone number.
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Signature Guarantee
A signature guarantee for each registered account owner is required if any of the following is applicable:
•
You request a redemption by check above a certain dollar amount.
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You would like a check made payable to anyone other than the shareholder(s) of record.
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You would like a check mailed to an address that has been changed within 10 days of the redemption request.
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You would like a check mailed to an address other than the address of record.
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You would like your redemption proceeds sent to a bank account other than a bank account of record.
The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
A signature guarantee may be refused if any of the following is applicable:
•
It does not appear valid or in good form.
•
The transaction amount exceeds the surety bond limit of the signature guarantee.
•
The guarantee stamp has been reported as stolen, missing, or counterfeit.
How to Obtain a Signature Guarantee
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if it has the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies and procedures may be cancelled or rescinded by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Direct investors should be aware that the Fund is also available for purchase through third party intermediaries. As described below, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
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exchange limitations as described under “Exchanges”;
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Fund Shares”.
The Fund monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Fund at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
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Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Fund’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Fund.
Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, for share classes sold through financial intermediaries, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

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Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of the Fund’s portfolio holdings, consisting of at least the names of the holdings, will generally be available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Fund at janushenderson.com/reports effective in connection with the month ending June 30, 2022. A complete schedule of the Fund’s portfolio holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Fund’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-3713 (toll free).
•
Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, will be available monthly with a 15-day lag effective in connection with the month ending June 30, 2022.
•
Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by the head of the applicable investment unit or a delegate, in consultation with the Fund’s Chief Compliance Officer or a delegate. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI.

Shareholder services and account policies
Address Changes
For the easiest way to change the address on your account, visit janushenderson.com/individual. You may also call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Include the name of the Janus Henderson fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.
Bank Account Changes
For the easiest way to change your bank account of record or add new bank account information to your account, visit janushenderson.com/individual. You may also send a written request signed by the shareholder of record or by each shareholder of record if more than one. Please note that you may change or add bank information online at janushenderson.com/individual for purchases only. Certain accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at janushenderson.com/individual or over the telephone. If multiple account owners are named on the added bank account, at least one name on the bank account must match one name on the Fund account. There may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer to a new bank or bank account.
You may revoke the authorization to use your bank account information at any time by sending a written request by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Your request will be processed within a reasonable amount of time upon its receipt.
Distributions
Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janushenderson.com/individual, call a Janus Henderson representative, or send a written request signed by one or more shareholder(s) of record.
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Your non-retirement Fund account distribution checks may be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Involuntary Redemptions
The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. This includes, but is not limited to, accounts that the Fund or its agents believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.
Lost (Unclaimed/Abandoned) Accounts
It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund as undeliverable. Based upon statutory requirements for returned mail, the Adviser will attempt to locate the shareholder or rightful owner of the account. If the Adviser is unable to locate the shareholder, then the Adviser is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
Online and Telephone Transactions
You may initiate many transactions through janushenderson.com/individual or by calling Janus Henderson XpressLine.You may also contact a Janus Henderson representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please call a Janus Henderson representative. The Fund and its agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.
Your ability to access your account or transact business electronically may be impacted due to unexpected circumstances, such as system outages, or during periods of increased web activity. For example, periods of substantial market change or other unexpected events can contribute to high call volumes, which may delay your ability to reach a Janus Henderson representative by telephone.
If you experience difficulty transacting business with us through a particular method, please consider using an alternate method, such as visiting janushenderson.com/individual, calling Janus Henderson XpressLine, contacting a Janus Henderson representative by telephone, or sending written instructions to complete your transaction. Please remember that purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.
Your account information, including online credentials, should be kept private, and you should immediately review any account statements that you receive from Janus Henderson. Someone other than you could act on your account if that person is able to provide the required identifying information. Contact Janus Henderson immediately about any transactions you believe to be unauthorized.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janushenderson.com/individual or call a Janus Henderson representative for further instructions.
Statements, Reports, and Prospectuses
We will send you quarterly confirmations of all transactions. You may elect at janushenderson.com/edelivery to discontinue delivery of your paper statements, and instead receive them online. In addition, at janushenderson.com/individual, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within three days of the transaction. The Fund reserves the right to charge a fee for additional account statement requests.
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The Fund produces financial reports that include a complete list of the Fund’s portfolio holdings semiannually, and updates its prospectus annually. Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports by contacting a Janus Henderson representative. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive these reports and prospectus updates electronically at janushenderson.com/edelivery. The Fund’s fiscal year ends June 30.
Unless you instruct Janus Henderson otherwise by contacting a Janus Henderson representative, the Fund will mail only one report or prospectus to your address of record (“household”), even if more than one person in your household has a Fund account. This process, known as “householding,” reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.
Taxpayer Identification Number
On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.
Temporary Suspension of Services
The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the right to require the Fund to redeem its Shares may be suspended or the date of payment may be postponed beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.
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Financial highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the Fund for the fiscal periods ended June 30 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI. The information in the financial highlights for the six months ended December 31, 2021 is unaudited and is also incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class D Shares of the Fund (assuming reinvestment of all dividends and distributions).
Janus Henderson Adaptive Risk Managed U.S. Equity Fund – Class D
	Period ended December 31 (unaudited)	Years ended June 30
	2021	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.56	$11.23	$11.22	$11.52	$10.29	$9.75
Income from investment operations:
Net investment income/(loss)(1)	0.04	0.08	0.15	0.15	0.11	0.19
Net gain/(loss) on investments (both realized and unrealized)	1.07	2.77	0.24	0.37	1.70	0.55
Total from investment operations	1.11	2.85	0.39	0.52	1.81	0.74
Less distributions:
Dividends from net investment income	(0.06)	(0.16)	(0.09)	(0.19)	(0.42)	(0.20)
Distributions from capital gains	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total distributions	(3.19)	(1.52)	(0.38)	(0.82)	(0.58)	(0.20)
Net asset value, end of period	$10.48	$12.56	$11.23	$11.22	$11.52	$10.29
Total return(2)	9.32%	26.71%	3.41%	5.79%	17.99%	7.67%
Net assets, end of period (in thousands)	$383,407	$361,567	$315,423	$337,476	$343,865	$326,401
Average net assets for the period (in thousands)	$372,030	$341,346	$327,755	$335,559	$334,494	$24,628
Ratio of gross expenses to average net assets(3)	0.68%	0.68%	0.69%	0.71%	0.69%	0.79%
Ratio of net expenses to average net assets(3)	0.68%	0.68%	0.69%	0.71%	0.69%	0.79%
Ratio of net investment income/(loss) to average net assets(3)	0.66%	0.66%	1.33%	1.31%	0.98%	2.03%
Portfolio turnover rate	59%	190%	102%	87%	102%	108%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(3)
Annualized for periods of less than one full year.
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally expected, and prepayment risk, where during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Fund’s returns.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.

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Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single
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security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage include short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. The Fund’s gross notional exposure to short positions may not exceed 10% of the Fund’s net assets. A Fund may also engage in short sales “against the box” and options for hedging purposes that are not subject to this limit. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/reports. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period.
The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. Reports and other information about the Fund are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com
P.O. Box 219109
Kansas City, MO 64121-9109
1-800-525-3713
The Trust’s Investment Company Act File No. is 811-1879.
225-20-69878 06-22

▼ June 10, 2022
Janus Investment Fund
Statement of Additional Information

	Class A Shares Ticker	Class C Shares Ticker	Class D Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	JRSAX	JRSCX	JRSDX	JRSIX	JRSNX	JRSSX	JRSTX
(formerly named Janus Henderson U.S. Managed Volatility Fund)

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of Janus Henderson Adaptive Risk Managed U.S. Equity Fund, which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.
This SAI is not a Prospectus and should be read in conjunction with the Fund’s Prospectuses dated June 10, 2022, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser	23
Custodian, transfer agent, and certain affiliations	30
Securities lending	32
Portfolio transactions and brokerage	33
Shares of the trust	37
Net Asset Value Determination	37
Purchases	38
Distribution and Shareholder Servicing Plans	39
Redemptions	41
Income dividends, capital gains distributions, and tax status	43
Trustees and officers	47
Principal shareholders	62
Miscellaneous information	65
Shares of the Trust	67
Shareholder Meetings	67
Voting Rights	67
Master/Feeder Option	67
Independent Registered Public Accounting Firm	67
Registration Statement	67
Financial statements	68
Appendix A	69
Explanation of Rating Categories	69

Classification, investment policies and restrictions,
and investment strategies and risks

Janus Investment Fund
This Statement of Additional Information includes information about Janus Henderson Adaptive Risk Managed U.S. Equity Fund (the “Fund”), which is a series of the Trust, an open-end, management investment company.

Classification
The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or nondiversified. The Fund is classified as diversified.

Adviser
Janus Henderson Investors US LLC (the “Adviser”) is the investment adviser for the Fund. Effective January 3, 2022, the Adviser changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC.

Investment Policies and Restrictions Applicable to all Funds
The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.
(1)  With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
The Fund may not:
(2)  Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).
(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4)  Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5)  Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6)  Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.
(7)  Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1)  If the Fund is an underlying fund in a fund of funds managed by the Adviser, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2)  The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3)  The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4)  The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5)  The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.
(6)  The Fund may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the Securities and Exchange Commission (the “SEC”), the Fund may borrow money from or lend money to other funds that permit such transactions and for which the Adviser or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that the Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, the Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of the Fund’s policies on investing in particular industries, the Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg L.P. for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff (the “Staff”) interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

Investment Strategies and Risks
Diversification
Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.
Cash Position
As discussed in the Prospectuses, the Fund’s cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on uninvested cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. The Fund may also invest in affiliated or non-affiliated money market funds (refer to “Investment Company Securities”).
The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use futures to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may also invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds as part of a cash sweep program. Through this program, the Fund may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Fund’s otherwise applicable percentage limits, policies, or its normal investment emphasis, when the portfolio manager believes market, economic, or political conditions warrant a temporary defensive position.
Illiquid Investments
The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include certain securities that are purchased in private placements, are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain securities previously deemed liquid may become illiquid over time, particularly in periods of economic distress.
If illiquid investments that are assets exceed 15% of the Fund’s net assets, the Fund will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time. Because illiquid investments may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the NAV of the Fund to decline.
Private Investments in Public Equity
Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies as described below) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares. Issuers may suspend the use of a registration statement because the registration statement must be amended or corrected to remedy a material misstatement or omission. This suspension period is often referred to as a black-out period, during which PIPE purchasers will not have the ability to sell PIPE shares pursuant to such registration statement and may have limited liquidity if other exemptions for public resale are not available. Black-out periods can be more common for PIPEs on special purpose acquisition companies (“SPAC”) entities. Additionally, because of the potential likelihood of needing to amend registration statements for PIPE shares on SPACs, issuers are less likely to be willing to only remove them pursuant to a pending sale, which can delay liquidity.
Segregation of Assets
Consistent with Staff guidance, as of the date of this SAI, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.
Consistent with Staff guidance, as of the date of this SAI, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. The Adviser maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).
The Segregation and Collateral Procedures provide, consistent with Staff positions as of the date of this SAI, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between the Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, the Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when the Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap or option.
For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, the Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When the Fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Segregation and Collateral Procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on the Fund’s ability to leverage its investments and the related risk of losses from leveraging. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call option and put option are the same, or the exercise price of the call option is higher than that of the put option, the Fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, the Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put option is “in the money.”
In order to comply with the Segregation and Collateral Procedures, the Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, the Fund will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. The Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

The Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Fund to segregate or earmark.
The SEC has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by the fund and discussed above and require the fund whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Accordingly, the Adviser reserves the right to modify its Segregation and Collateral Procedures in the future, consistent with Rule 18f-4 and any other SEC or Staff guidance.
Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. To the extent the Fund engages in securities lending, there is the risk of delay in recovering a loaned security. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. The Fund may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, the Fund cannot vote the shares. The Fund has discretion to pull back lent shares before proxy record dates and vote proxies if time and jurisdictional requirements permit and based on the best interests of the Fund. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances, individual loan transactions could yield negative returns.
Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, or in time deposits, which are managed by the Fund’s securities lending agent, JPMorgan Chase Bank, National Association (“JPMorgan Chase Bank”). An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and the affiliated cash management vehicle in which a portion of the cash collateral is invested, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and the cash management vehicle. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The Fund may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Convertible Security. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment, and the Fund in turn assumes the credit risk associated with the convertible note.
Warrants. Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
The Fund may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in the price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as derivatives that are traded over-the-counter, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instruments when the Fund wishes to sell it.
Industry and Sector Risk
Financial Services Sector. To the extent the Fund invests a significant portion of its assets in the financial services sector, the Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Information Technology Sector. To the extent the Fund invests a significant portion of its assets in technology-related industries or sectors, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Cyber Security Risk
The Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites or a service provider’s systems, which renders them inoperable to intended users until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.
Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, the Adviser, custodians, transfer agents, subadministrators, and financial intermediaries) may subject the Fund to many of the same risks associated with direct cyber security failures or breaches, and may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future. The Fund could be negatively impacted as a result. While the Adviser has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Operational Risk
An investment in the Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect the Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through internal controls and oversight of third party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.
Foreign Securities
To the extent that foreign securities may be included in its benchmark index, the Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. Further, acts of terrorism in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. The Fund could be adversely affected by delays in, or a refusal to grant, any required approval for repatriation of capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, regulatory events, and conflicts in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Similarly, a particular country or geographic region may be more prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Eurozone Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Brexit Risk. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (the “EU”) (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The impact of Brexit on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures that are designed to minimize disruption in the financial markets have been or may be proposed, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that the Fund has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Fund’s investments.
Emerging Markets. The Fund may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm and any other countries specified in the Fund’s Prospectuses, as applicable. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging market companies, including financial information, may be less available or reliable and the Fund’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This may be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness and/or resources than participants in developed markets.
The securities markets of many of the emerging market countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States. Additionally, the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change.
The Fund may be subject to emerging market risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Short Sales
The Fund may engage in short sales through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position. The Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described below. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security and the Fund may realize a gain if the security declines in price between those same dates. Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no upper limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.
The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than supply for the stock sold short. If a short squeeze occurs, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.
Short Sales Against the Box
The Fund may engage in “short sales against the box” and options for hedging purposes. This technique involves either selling short a security that the Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. There are no limits on the Fund’s investments in short sales against the box for hedging purposes.
Investment Company Securities
From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act or as otherwise permitted by the SEC. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent the Fund is an underlying fund in a fund of funds managed by the Adviser, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). The Fund may invest in other investment companies beyond these statutory limits to the extent the Fund enters into agreements and abides by certain conditions of Rule 12d1-4 under the 1940 Act. The Fund may invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provision of the 1940 Act that governs the operation of money market funds as part of a cash sweep program. The Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder.
To the extent the Fund invests in money market funds or other funds, the Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that the Adviser serves as the investment adviser to underlying funds or investment vehicles in which the Fund may invest, the Adviser may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees or temporarily suspend the ability to sell shares if the fund’s liquidity falls below certain required minimums because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect the Fund’s return potential.

Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
Depositary Receipts
The Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, the Fund may invest in publicly traded REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, the Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in publicly traded REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in publicly traded REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, publicly traded REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Publicly traded REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in publicly traded REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the publicly traded REITs. In addition, publicly traded REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, the Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments that are assets. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. There is no guarantee that the Adviser’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Futures, Options, and Other Derivative Instruments
The Fund may invest, to a limited extent, in certain types of derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Fund may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for the Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations (see “Income Dividends, Capital Gains Distributions, and Tax Status”).
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. The use of other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect on the Fund.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.
Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the policies of the Fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the London Interbank Offered Rate (“LIBOR”) interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a fund that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such fund may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Fund. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. The Fund may also use this technique with respect to an individual company’s stock. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if the Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of two days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions.
Regulation of Commodity Interests –  The Adviser has filed a notice of eligibility for exemption from the definition of the term “commodity pool operator” with respect to the Fund in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Adviser is not subject to regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Fund.

The Fund may enter into futures contracts and related options as permitted under Rule 4.5. The Adviser will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If the Fund cannot meet the requirements of Rule 4.5, the Adviser and the Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase the Fund’s expenses, which could negatively impact the Fund’s returns. The Adviser is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption.
Options on Futures Contracts. The Fund may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Developing Government Regulation of Derivatives. The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. For example, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Fund will continue to monitor developments in the area, particularly to the extent regulatory changes affect the ability to enter into derivative transactions. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
ESG Exclusions Policy. The Adviser has adopted a firmwide environmental, social, and governance (“ESG”) exclusions policy that generally applies to the accounts it manages, including the Fund. Therefore, using third-party inputs, the Fund applies exclusionary criteria to seek to avoid investing in issuers that, in the determination of the Adviser, manufacture cluster munitions, anti-personnel mines, chemical weapons, and biological weapons.
Regulatory Changes and Market Events and Risks. Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s abilities to achieve its investment objective or otherwise adversely impact an investment in the Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.
Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets, which provided for widespread regulation of the financial industry, including expanded federal oversight in the financial sector. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and their financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities.
Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, some countries, including the United States, are considering more protectionist trade policies, a move away from the tighter financial industry regulations that followed the 2007-2008 financial crisis. The exact specifics of these policies are still under consideration, but the markets may react strongly, which could increase volatility. The rise in protectionist trade policies, with potential changes to some international trade agreements, may affect many nations’ economies in ways that cannot be presently foreseen.
The value and liquidity of the Fund’s holdings are also generally subject to the risk of significant future local, national, or global economic or political disruptions or slowdowns in the markets in which the Fund invests, especially given that the economies and financial markets throughout the world are becoming increasingly interconnected and reliant on each other. In the event of such an occurrence, the issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.
Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events, conflicts, or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of the Fund’s assets. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

Portfolio Turnover
The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by the Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager, or due to a restructuring of the Fund’s portfolio as a result of a change in portfolio management. A Fund’s portfolio turnover rate may be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Fund for the last two fiscal years.
Fund Name	Portfolio Turnover Rate for the fiscal year ended June 30, 2021	Portfolio Turnover Rate for the fiscal year ended June 30, 2020
Janus Henderson Adaptive Risk Managed U.S. Equity Fund(1)	190%	102%

(1)
The increase in the Fund’s portfolio turnover rate was partially due to a restructuring of the Fund’s portfolio as a result of a research enhancement in the investment process.

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and the series of the Trust (the “Janus Henderson funds”) are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of the Fund’s portfolio holdings, consisting of at least the names of the holdings, will generally be available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares) effective in connection with the month ending June 30, 2022. A complete schedule of the Fund’s portfolio holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Fund’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).
•
Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, will be available monthly with a 15-day lag effective in connection with the month ending June 30, 2022.
•
Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, the Adviser, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by the Adviser, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by the head of the applicable investment unit or a delegate, in consultation with the Fund’s Chief Compliance Officer or a delegate, that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the head of the applicable investment unit or a delegate, in consultation with the Fund’s Chief Compliance Officer or a delegate, is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Fund’s Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, the head of the applicable investment unit or a delegate, in consultation with the Fund’s Chief Compliance Officer or a delegate, has the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the head of the applicable investment unit or a delegate, in consultation with the Fund’s Chief Compliance Officer or a delegate.
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or the Adviser, receive or have access to nonpublic portfolio holdings information, which may include the full holdings of a fund.
Name	Frequency	Lag Time
Acuity Knowledge Partners (UK) Limited	As needed	1 day or more
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Alpha Financial Markets Consulting	Monthly	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
Boston Financial Data Services, Inc.	As needed	Current
BNP Paribas Fund Services LLC	Daily	Current
BNP Paribas New York Branch	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Paribas Securities Services	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young Global Limited	Semiannually	1-2 days
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Fintech SISU LLC	Daily	Current

Name	Frequency	Lag Time
FIS Financial Systems LLC – Wall Street Concepts (WSC)	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
IHS Markit	Daily	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
JPMorgan Chase Bank, National Association	Daily	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Markit EDM Limited	Daily	Current
Markit Group Limited	Daily	Current
Merrill Communications LLC	Quarterly	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
Nasdaq Inc.	Daily	Current
New England Pension Consultants	Monthly	Current
Perficient, Inc.	As needed	Current
Plante & Moran, PLLC	Daily	30 days
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
RR Donnelley and Sons Company	Daily	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Tower Investment	As needed	30 days
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
Wachovia Securities LLC	As needed	Current
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	30 days
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

Under no circumstance does the Adviser, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
The Adviser manages other accounts such as separately managed accounts, other pooled investment vehicles, registered investment companies, and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund’s portfolio holdings disclosure policies.

Investment adviser

Investment Adviser – Janus Henderson Investors US LLC
As stated in the Prospectuses, the Fund has an Investment Advisory Agreement (“Advisory Agreement”) with Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805. Effective January 3, 2022, the Adviser changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC. The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Henderson US (Holdings) Inc. (formerly Janus Capital Group Inc.), the direct parent of the Adviser, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.
The Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees of the Trust (the “Trustees”) or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of the Fund, or the Adviser, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.
The Advisory Agreement provides that the Adviser will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund and certain other advisory-related services. The Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of the Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Fund’s transfer agent, and other costs, including shareholder servicing costs.
The Adviser also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Fund reimburses the Adviser for its out-of-pocket costs. The Fund also pays for some or all of the salaries, fees, and expenses of certain Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that the Adviser provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of the Fund. Certain costs may be waived and/or reimbursed by the Adviser pursuant to an expense limitation agreement with the Fund.
A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement and interim subadvisory agreement is included in the Fund’s annual report (for the period ending June 30) and semiannual report (for the period ending December 31) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).
The Fund pays a monthly investment advisory fee to the Adviser for its services. The fee is based on the average daily net assets of the Fund and is calculated at the annual rate. The detail is shown below under “Average Daily Net Assets of the Fund.” The following table also reflects the Fund’s contractual fixed-rate investment advisory fee rate.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	All Asset Levels	0.50

Advisory Fee Waiver and Expense Limitation
The Adviser has contractually agreed to waive 0.05% of its advisory fee for a period of two years commencing on June 10, 2022. The Adviser shall additionally waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below for at least a one-year period commencing on October 28, 2021. For information about how the advisory fee waiver and expense limit (as applicable) affect the total expenses of the Fund, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	0.65

The following table summarizes the investment advisory fees paid by the Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended June 30.
	2021		2020		2019
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	$5,602,769	$—	$6,686,096	$—	$6,986,366	$—

Payments to Financial Intermediaries By the Adviser or Its Affiliates
In addition to payments made under 12b-1 plans, the Adviser and its affiliates make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus Henderson funds for distribution, marketing, promotional, data, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which the Adviser or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders are Advisor Group, Inc. and its broker-dealer subsidiaries; American Enterprise Investment Services, Inc.; Citigroup Global Markets Inc.; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets, LLC; UBS Financial Services Inc.; Wells Fargo Clearing Services, LLC; and Wells Fargo Advisors Financial Network, LLC. These fees may be in addition to fees paid from the Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.
In addition, for all share classes (with the exception of Class D Shares), the Adviser, Janus Henderson Distributors US LLC (the “Distributor”), or their affiliates pay fees, from their own assets, to certain brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means), and the Committee on Uniform Security Identification Procedures (“CUSIP”) and fund setup fees, in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid from the Fund’s assets to these financial intermediaries. The Adviser or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.
The Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.

Additional Information About the Adviser
The Adviser has adopted procedures (including trade allocation procedures described in the “Portfolio Transactions and Brokerage” section of this SAI) that it believes are reasonably designed to mitigate potential conflicts and risks. For example, the Adviser manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time. To mitigate this potential conflict, the Adviser has procedures that prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of the Adviser senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
The Fund and other funds advised by the Adviser or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, the Adviser receives an investment advisory fee for managing proprietary money market funds and the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by the respective portfolio manager. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the “fund of funds” managed by the Adviser, which are funds that primarily invest in other Janus Henderson mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the fund of funds managed by the Adviser and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Henderson Personal Code of Ethics
The Adviser and the Distributor currently have in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gifts, Entertainment, and Meals Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure the Adviser and the Distributor personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Account Dealing Policy, all Adviser and Distributor personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that the Adviser believes is not detrimental to the Fund. In addition, Adviser and Distributor personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of the Adviser, the Distributor, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.
In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Adviser and Distributor personnel may be required to forfeit profits made from personal trading.

Proxy Voting Policies and Procedures
The Fund’s Trustees have delegated to the Adviser the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with the Adviser’s own policies and procedures.
A complete copy of the Adviser’s proxy voting policy and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.
The Adviser or its affiliates will publicly disclose vote reporting in line with local market requirements or practices. The Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, upon request, by calling 1-800-525-1093, through janushenderson.com/proxyvoting, and from the SEC through the SEC website at http://www.sec.gov.

JANUS HENDERSON INVESTORS US LLC PROXY VOTING SUMMARY
The Adviser seeks to vote proxies in the best interest of its shareholders and without regard to any other relationship that the Adviser or an affiliate may have with the issuer or personnel of the issuer. Janus Henderson’s Proxy Voting Policy and Procedures (the “Proxy Voting Procedures”) apply to the Adviser’s proxy voting on behalf of the Fund and set forth how proxy voting policy is developed, how proxy votes are cast, how conflicts of interest are addressed, and how the proxy voting process is overseen. The Proxy Voting Procedures include proxy voting guidelines (the “Guidelines”) that outline how the Adviser generally votes proxies on securities held by the funds the Adviser manages.
Janus Henderson’s Proxy Voting Committee (the “Proxy Voting Committee”) develops Janus Henderson’s positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting, and oversees the voting process generally, including by reviewing results of diligence on Institutional Shareholder Services Inc. (“ISS”), the Adviser’s proxy advisory firm. The Proxy Voting Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the Governance and Stewardship team (the “GS Team”) and equity portfolio management who provide input on behalf of the investment team.
Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. The Adviser’s portfolio managers, assistant portfolio managers, and analysts (together, “Portfolio Management”) and the GS Team may vote contrary to the Guidelines at their discretion and with sufficient rationale documented in writing. Where (i) the Guidelines call for Portfolio Management or GS Team input and/or (ii) the proxy matter being voted on relates to a company and/or an issue for which ISS does not have research, analysis, and/or a recommendation available, ISS will refer proxy voting questions to Operations Control or the GS Team for further instruction. In the event Portfolio Management or the GS Team is unable to provide input on a referred proxy item, the Adviser will abstain from voting the proxy item.
The Adviser relies on pre-populated and/or automated voting to cast votes for the Fund. That means ISS will automatically populate the proxy voting system in accordance with the Guidelines. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by ISS unless directed otherwise by the Adviser. For those proxy proposals without a default policy position (i.e., refer items), the votes will be cast as populated in the system by the Adviser.
From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent ISS identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines. ISS is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and the Adviser is provided appropriate notice of such changes, including through availability of an updated research report. In all events, ISS will notify the Adviser of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.
The Adviser recognizes that in certain circumstances the cost to the Fund associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, the Adviser may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, the Adviser will only vote proxies if the Adviser determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, the Fund may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, the Adviser will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them. Furthermore, in circumstances where a Fund holds a security as of a record date, but the holdings were sold prior to the shareholder meeting, the Adviser may abstain from voting that proxy.
Because the Guidelines preestablish voting positions, the default application of the Guidelines should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management or the GS Team seek to exercise discretion when voting proxies, the Adviser has implemented additional policies and controls to mitigate any conflicts of interest.
Portfolio Management and the GS Team are required to disclose any actual or potential conflicts of interest that may affect the exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors, or others designed to improperly influence Portfolio Management or the GS Team in exercising their discretion or the existence of significant relationships with the issuer.
The Adviser also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. The Adviser maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management or the GS Team intend to vote contrary to the Guidelines with respect to an issuer on the significant relationships list, Operations Control or the GS Team will notify the Proxy Voting Committee, which will review the rationale provided by Portfolio Management or the GS Team in advance of the vote. In the event Portfolio Management or the GS Team intend to exercise discretion to vote contrary to ISS’ recommendations and with management as to an issuer on the significant relationships list, Operations Control or the GS Team will notify the Proxy Voting Committee, which will review the rationale provided by Portfolio Management or the GS Team in advance of the vote. If the Proxy Voting Committee determines the rationale is inadequate, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Proxy Voting Committee. In addition, on a quarterly basis, the Proxy Voting Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the portfolio manager’s stated rationale.
Pursuant to the Guidelines, any personal conflict of interest related to a specific proxy vote should be reported to the Proxy Voting Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Proxy Voting Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Chief Investment Officer or his or her delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.
If a proxy vote is referred to the Chief Investment Officer or his or her delegate or to the Proxy Voting Committee, the decision made and basis for the decision will be documented by the Proxy Voting Committee.
Proxy Voting Guidelines
As discussed above, the Proxy Voting Committee has developed the Guidelines for use in voting proxies. Below is a summary of some of the Guidelines.
Board of Directors Issues
The Adviser: (i) will generally vote in favor of director candidates that result in the board having a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
The Adviser will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Compensation Issues
The Adviser will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. The Adviser will generally vote with management with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained.
Capitalization, Issuances, Transactions, Shareholder Rights, and other Corporate Matters
The Adviser: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. The Adviser will evaluate proposals regarding mergers, acquisitions, tender offers or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.
Environmental and Social Issues
The Adviser believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors and the wider global community. The Adviser also recognizes the importance of environmental issues such as climate change and social issues such as diversity and inclusion to all these stakeholder groups.
As a fiduciary for its clients, the Adviser is primarily concerned with the impact of proposals on a company’s performance and economic value. The Adviser recognizes that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, the Adviser will weigh the risks, costs and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. The Adviser will generally support management proposals addressing environmental and social issues unless the Adviser identifies significant weaknesses relative to market practice or peers. The Adviser will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.
Proposals Outside of the Guidelines
The Adviser will generally rely on the recommendation from ISS for proposals outside the scope of the Guidelines.

Custodian, transfer agent, and certain affiliations

BNP Paribas, acting through its New York branch (“BNP(NY)”), 787 Seventh Avenue, New York, New York 10019 is the custodian of the domestic securities and cash of the Fund. BNP(NY) is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to BNP(NY) certain responsibilities for such assets, as permitted by Rule 17f-5. BNP(NY) and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.
Janus Henderson Services US LLC (the “Transfer Agent”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, is the transfer agent for the Fund managed by the Adviser. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.
Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Fund’s Trustees have set limits on fees that the Fund may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Transfer Agent receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.
Shareholder services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with the Adviser.
For the fiscal years ended June 30, unless otherwise noted, the total amounts paid by Class D Shares, Class S Shares, and Class T Shares of the Fund to the Transfer Agent for administrative services are summarized below. For Class S Shares and Class T Shares, the Transfer Agent pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers. Amounts for the Fund and/or share classes may include the reimbursement of administrative services fees by the Adviser to the Fund.
	2021	2020	2019
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Janus Henderson Adaptive Risk Managed U.S. Equity Fund
Class D Shares	$390,584	$389,384	$401,540
Class S Shares	$70,418	$70,090	$73,851
Class T Shares	$527,929	$576,145	$637,469

The Transfer Agent is compensated for its services related to Class D Shares. In addition to the administrative fees discussed above, the Transfer Agent receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders.
Through the Transfer Agent, the Fund pays DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to the Transfer Agent. The Fund also uses and pays for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Fund with contingent deferred sales charges, as applicable.
Janus Henderson Distributors US LLC (the “Distributor”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, is the principal underwriter for the Fund. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. The Distributor acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which the Distributor is qualified as a broker-dealer. Under the Distribution Agreement, the Distributor continuously offers the Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which the Distributor’s registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Securities lending

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Non Custodial Securities Lending Agreement (the “Lending Agreement”).
During the fiscal year ended June 30, 2021, the securities lending services provided by JPMorgan Chase Bank included negotiating the terms of loans; monitoring approved borrowers; recalling and arranging the return of loaned securities to the Fund upon termination of the loan; marking to market loans; providing recordkeeping services; reporting on the Fund’s securities lending activities; and related services. The following table summarizes the income and fees from securities lending activities for the fiscal year for the Fund.
Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activities	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in revenue split	Aggregate fees and/or compensation for securities lending activities	Net income from securities lending activities
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	$ 9,200	$ (686)	$ (621)	$-	$-	$-	$-	$ (1,307)	$ 7,893

Portfolio transactions and brokerage

The Adviser, or its affiliates, acting pursuant to the Global Execution Agreement mentioned below, initiate all portfolio transactions of the Fund solely upon the direction of the relevant portfolio manager. The Adviser is party to a Global Execution Agreement with certain Janus Henderson affiliates (the “Trading Affiliates”) that allow trades in foreign markets to be executed by personnel in the relevant market through such Trading Affiliates. Personnel of the Trading Affiliates providing trade execution services are subject to brokerage policies and procedures and oversight by Janus Henderson Investors’ Front Offices Governance and Risk Committee. As used in this Portfolio Transactions and Brokerage section, the term “Adviser” also includes its Trading Affiliates.
The Adviser selects broker-dealers for the Fund as part of its discretionary responsibilities under the Advisory Agreement and broker selection is determined by the Adviser’s duty to seek best execution. Janus Henderson’s Best Execution Committee will periodically review the quality of execution that the Adviser receives from broker-dealers and the Adviser will continually evaluate the effectiveness of the executing brokers and trading tools utilized. The Adviser does not consider a broker-dealer’s sale of shares of the Fund or gifts and entertainment received from registered representatives of broker-dealers when choosing a broker-dealer to effect transactions.
The Adviser has a duty to seek to obtain “best execution” for its portfolio transactions by reasonably seeking to obtain the best possible result under the circumstances. The Adviser considers a number of factors including but not limited to: an understanding of prices of securities currently available and commission rates and other costs associated with various trading tools, channels and venues; the nature, liquidity, size and type of the security being traded and the character of the markets in which the security will be purchased or sold; the activity, existing and expected, in the market for the particular security; the potential impact of the trade in such market and the desired timing or urgency of the trade pursuant to the investment decision; any portfolio restrictions associated with asset types; the ability of a broker-dealer to maintain confidentiality, including trade anonymity; the quality of the execution, clearance, and settlement services of a broker-dealer; the financial stability of the broker-dealer and the existence of actual or apparent operational problems of the broker-dealer; principal commitment by the broker-dealer to facilitate the transaction; and for accounts that do not utilize a research charge collection agreement (“RCCA”), as discussed below, the research services provided by a broker-dealer.
The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
The Fund generally buys and sells fixed-income securities in principal and agency transactions in which no brokerage commissions are paid. However, the Fund may engage an agent and pay commissions for such transactions if the Adviser believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions. The implied cost of executing fixed-income securities transactions for the Fund primarily will consist of bid-offer spreads at which brokers will transact. The spread is the difference between the prices at which the broker is willing to purchase and sell the specific security at the time.
When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of a broker.
The Adviser unbundles commissions globally. More specifically, the Adviser defines an execution commission component (“ECC”) and a research commission component (“RCC”). The ECC is standard across all brokers by region and broker class. Generally, the ECC is not negotiated on an order-by-order basis, but is determined by an established rate card that is reviewed by the Janus Henderson Best Execution Committee. Those rates are established to be competitive with industry standards and aligned with the service level the Adviser expects from brokers. With respect to the RCC, consistent with its best execution obligation for accounts that do not utilize an RCCA (as defined below), and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subsequent SEC guidance and no-action relief, the Adviser may place portfolio transactions with a broker-dealer for a higher commission than another broker-dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer or provided by third parties viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser with respect to all client accounts. Funds that utilize RCCAs are prohibited from using research charges for brokerage services and are subject to additional restrictions on what constitutes eligible research as provided by the Markets in Financial Instruments Directive II (“MiFID II”) and Financial Conduct Authority (“FCA”) regulations.

The Adviser has client commission agreements (“CCAs”) and, for the Fund, RCC Agreements (“RCCAs”) with certain broker-dealers. These agreements allow the Adviser to instruct broker-dealers to pool commissions or research charges, respectively, generated from equity security orders executed at that broker-dealer. RCCAs are utilized for accounts for which Janus Henderson is subject to MiFID II and instead of using a portion of the commission for research, an additional research charge is added to the execution commission for equity transactions. Pursuant to these agreements, the broker-dealer retains the execution component of the brokerage commission as compensation for execution services and segregates the other portion of the commission (or additional research charge for RCCAs) for research services. Such commissions (and charges) are then used, upon the Adviser’s direction, to pay such broker-dealers for such broker-dealers’ proprietary research or to pay third parties that provide the Adviser with brokerage or research services, as permitted under Section 28(e), and for RCCAs, as permitted under MiFID II and FCA regulation. All portfolio transactions directed to these broker-dealers are subject to the Adviser’s best execution obligations.
The Adviser establishes a research budget annually for each investment strategy, and the research portion of the commission (or additional research charge for RCCAs) is collected until a Fund’s pro rata portion of the research budget for its investment strategy is reached. Typically, it is expected that a Fund’s proportionate share of the budget for its strategy will be based on the amount of assets held in its account relative to overall assets in the strategy. Once the pro rata budget of any account within an investment strategy is reached, such account will transact at the execution only rate for the remainder of the applicable period. If the costs for external research or brokerage services for an investment strategy exceed the amount collected from accounts within that strategy, the Adviser or its affiliates may adjust the research portion of commissions (or research charges) up or down within such strategy, continue to acquire external research for such accounts using its own resources, or cease to purchase external research for such accounts until the next applicable period. If research commissions (or research charges) collected by accounts within an investment strategy exceed the research or brokerage services costs for such investment strategy, the Adviser may rebate the accounts within such strategy all or a portion of their pro rata portion of such excess (subject to de minimis amounts as determined by the Adviser) or (for CCAs only) rollover such amounts to be used for research during the next applicable period.
The Adviser oversees the consumption, valuation and appropriate remuneration of third-party investment research consumed by the Adviser. Research budgets are set annually based on the needs of each investment strategy and are not otherwise linked to the volume or value of transactions executed on behalf of any accounts within that strategy. Research budgets may be adjusted by the Adviser throughout the calendar year.
The Adviser intends that all client transactions will be included within its CCAs, except to the extent the Adviser manages a strategy in which the portfolio manager and client are located in Europe, the Middle East, or Asia, the Adviser may determine to pay for research for such strategies and/or accounts consistent with the methods available pursuant to MiFID II, including by use of an RCCA or Janus Henderson’s own resources. Therefore, whether and to what extent clients pay for research through commissions differs among clients. However, subject to applicable law, research may be used to service any or all clients, including clients that do not pay commissions to the broker-dealer relating to the CCA. As a result, clients that do not directly pay for research or pay for research to a lesser extent, including in connection with the establishment of research budgets (switching to execution-only rates when research budgets are met), may be considered to disproportionately benefit from research payments of other clients.
The Adviser may receive statistical, research and other factual information or services from broker-dealers that it would otherwise have to pay for with cash, or use its own resources to produce, for no consideration other than the brokerage or underwriting commissions that they obtain from the Adviser’s execution of trades with the broker-dealers.
The Adviser may also use step-out or sponsorship transactions in order to receive research products and related services. In step-out or sponsorship transactions, the Adviser directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct all or a portion of the transaction or commission in favor of a second broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the remaining portion.
The Adviser may also use broker sponsorship programs in order to pay for research. The Adviser may receive research from a sponsored broker but choose to execute with an executing agent on behalf of the sponsored broker. The executing agent executes the trade and then sends it to the sponsored broker for settlement. The Adviser pays the sponsored broker the commissions on the trade and the sponsored broker then pays the executing agent a predetermined fee.
The Adviser maintains prime brokerage arrangements to facilitate short sale transactions. A prime broker may provide services and products to the Adviser in connection with the short selling facilities and related services the prime broker provides. The

Adviser typically uses technology and personalized client services, but additional services such as capital introduction, business consulting services and portfolio analytics may also be available from prime brokers.
The Adviser may have an incentive to use broker-dealers who offer the above services to effect transactions instead of other broker-dealers who do not provide such services, but who may execute transactions at a lower price. The Adviser does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. The Adviser does, however, have an internal procedure for allocation transactions in a manner consistent with its execution policy to brokers that it has identified as providing research or brokerage services. Any transactions with such brokers are always subject to the Adviser’s best execution obligations.
In order for client commissions to be used to pay for these services, the Adviser must determine that the services are permitted research or brokerage services under Section 28(e). Additionally, all broker-dealers and all vendors of research and/or brokerage services paid with client commissions will be approved pursuant to the Adviser’s policies and procedures. In instances when the above services may include components not eligible under Section 28(e), the Adviser makes a reasonable allocation of the cost of the research and/or brokerage services according to its use and all non-eligible research and/or brokerage services are separately invoiced and paid for with cash from the Adviser and not with client commissions.
Research received from broker-dealers is supplemental to the Adviser’s own research efforts. The brokerage and research products and services furnished by broker-dealers may be used in servicing any or all of the Adviser’s clients and may not necessarily be used by the Adviser in connection with the accounts that actually paid commissions, nor in proportion to the amount of commissions paid by accounts, to the broker-dealer providing the products and services.
The Adviser may engage in “cross trades” whereby the Adviser causes its clients or accounts to engage in a purchase and sale of a security with each other. The Adviser may engage in cross trades where it determines such transaction is in the best interests of both accounts and consistent with the Adviser’s best execution obligations. Although the use of cross trades may be beneficial to clients, it also creates opportunities for conflicts of interest to adversely affect clients. For instance, the Adviser could prefer one account over the other in determining price or otherwise executing a cross trade due to the existence of a more favorable fee structure or proprietary interest in one account. To address these potential conflicts, the Adviser has adopted policies and procedures which require that all cross trades are effected at a readily available fair market price, which may be based on independent dealer bids or quotes or information obtained from recognized pricing services depending on the type of security. In addition, cross trades involving a registered investment company must be consistent with Rule 17a-7 under the 1940 Act. The Adviser may execute cross trades among any eligible funds and accounts managed by the Adviser or its affiliates. The Adviser does not permit cross trades with accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or client restrictions.
The Adviser makes investment decisions for each of its clients, including proprietary accounts, independently from those of any other account that is or may become managed by the Adviser or its affiliates. Because the Adviser generally invests in similar strategies for clients, numerous clients could have similar investment objectives and thus, similar portfolios. As a result, the Adviser may be trading the same security for multiple clients at the same time. In order to seek efficiencies that may be available for larger transactions, or help allocate execution fills and prices fairly, the Adviser may aggregate the orders for its clients for execution in circumstances where the Adviser determines that the investment is eligible and appropriate for each participating account. Clients participating in an aggregated trade are generally charged the same price and execution rate or execution portion of the commission except in circumstances where doing otherwise is deemed fair and consistent with applicable law. Instances can occur in which not all clients are charged a research portion (or the same research portion) of the commission in an aggregated trade, including where clients have a different research rate, have already met the research budget established by the Adviser or are subject to regulatory or other restrictions on the use of client commissions to pay for research services and may transact at lower commissions or execution only rates. In addition to, or instead of, aggregating orders of accounts that would be trading the same security at the same time, the Adviser may average the price of the transactions of these accounts and allocate trades to each account in accordance with the Adviser’s allocation procedures. Pursuant to these procedures, partial fills will be allocated pro rata under procedures adopted by Janus Henderson. The Adviser seeks to allocate the opportunity to purchase or sell a security or other investment among accounts on an equitable basis by taking into consideration certain factors. These factors include, but are not limited to: size of the portfolio, concentration of holdings, investment objectives and guidelines, position weightings, duration targets, consistency of portfolio characteristics across similar accounts, purchase costs, issuer restrictions, price targets and cash availability. Due to such factors, the Adviser cannot assure equality of allocations among all of its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria which could cause performance divergence from similar accounts. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts. The Adviser may adjust allocations to eliminate fractional shares or odd lots, or to account for minimum trade size requirements and has the discretion to deviate from its allocation procedures in certain circumstances.
The Fund may from time to time participate in initial public offerings (“IPOs”) or other types of limited offerings such as secondary placements of common stock, private equity offerings, or other private placement offerings. To the extent that a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund wishes to participate in an IPO, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund and thus may not be eligible to participate in the offering. Funds may also, from time to time, participate as an anchor or Cornerstone Investor in an IPO. A Cornerstone Investor agrees, prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities. Such agreement provides the Cornerstone Investor with an agreed and known allocation in the IPO. Shares allocated to the Cornerstone Investor in such IPOs may be restricted from trading for up to six months post the IPO and participation by any Adviser account as a Cornerstone Investor could preclude any other account from participating in the IPO as a non-Cornerstone Investor. The Adviser utilizes a dual book IPO indication process. More specifically, in order to provide issuers with a level of flexibility to address the diverse styles, needs, and relationships of our global investment teams, the Adviser has assigned each investment team to either a U.S. or EMEA/APAC IPO indication group (each an “IPO Allocation Group”) and places two separate indications with a broker for any one limited offering. The Adviser’s allocation procedures generally require all securities of an offering allocated to an IPO Indication Group be allocated to all accounts within a strategy based on each participating portfolio manager in such IPO Indication Group based on their initial indications and on a pro rata basis to all participating eligible accounts based on the total assets of each account. When more than one portfolio manager across the firm indicates interest in a primary or secondary limited offering, a limit on the allowable bid will be applied. In addition, with respect to private equity offerings, the Adviser limits the amount that any one fund can own, in the aggregate, of all private companies. Deviations from these procedures are permitted provided such deviations are documented and approved in writing by the Chief Investment Officer (“CIO”) or his delegate(s). A deviation could occur, for example, in order to allocate additional securities to ensure that accounts receive sufficient securities to satisfy specialized investment objectives or policies, to account for allocation sizes that are deemed by investment personnel to be de minimis for certain eligible accounts, to address market conditions, to address situations specific to individual accounts (e.g., cash limitations, position weightings, liquidity profiles of the investment, redemption history of the account, etc.), or to address certain jurisdictional requirements relating to Cornerstone IPOs. Additionally, for primary and secondary offerings of common stock, additional shares may be allocated to the applicable accounts of a portfolio manager with a preexisting position in that security. Deviations from pro rata allocations may contribute to differences in performance among eligible accounts within the same strategy. The Adviser cannot assure, in all instances, participations in IPOs or limited offerings by all eligible accounts. In the event an eligible account does not participate in an offering, the Adviser generally does not reimburse for opportunity costs.
For the fiscal year ended June 30, 2021, the Fund paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund.
The following table lists the total amount of brokerage commissions paid by the Fund for the fiscal years ended June 30.
Fund Name	2021	2020	2019
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	$1,000,696	$948,906	$816,767

Brokerage commissions paid by the Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.
As of June 30, 2021, the Fund owned securities of its regular broker-dealers (or parents) as shown below:
Fund Name	Name of Broker-Dealer	Value of Securities Owned
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	Royal Bank of Canada	$803,697

Shares of the trust

Net Asset Value Determination
As stated in the Fund’s Prospectuses, the net asset value (“NAV”) of the Shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices or last sale prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
If an error is discovered that impacts the Fund’s NAV calculation, the Adviser will take corrective action if necessary and appropriate pursuant to the Trust’s net asset value and shareholder account corrections policy.
On December 3, 2020, the SEC adopted new rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation which may impact the Fund’s valuation policies. The Valuation Rule, among other things, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Accordingly, the Adviser reserves the right to revise its Valuation Procedures as described above in accordance with the Valuation Rule and other applicable rules, regulation and SEC guidance as may be issued from time to time.

Purchases
With the exception of Class D Shares, Class I Shares, and Class N Shares, Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares, Class I Shares, and Class N Shares may be purchased directly with the Fund in certain circumstances as provided in the Fund’s Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain Shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Fund may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class S Shares, or Class T Shares.
Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Fund’s Prospectuses will provide you with detailed information about investing in the Fund.
The Adviser has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and the Distributor, the Trust’s distributor, as shown in the table, except where the Distributor, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to your financial intermediary on such investments.

Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price*	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Equity Funds
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%

*
Offering Price includes the initial sales charge.
**
A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Janus Henderson funds that are offered with a sales charge to take advantage of lower sales charges.
The following table shows the aggregate amount of underwriting commissions paid to the Distributor from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended June 30.
	Aggregate Sales Commissions
Fund Name	2021	2020	2019
Janus Henderson Adaptive Risk Managed U.S. Equity Fund
Class A Shares	$15,414	$25,834	$67,075

During the fiscal years ended June 30, unless otherwise noted, the Distributor retained the following upfront sales charges.
	Upfront Sales Charges
Fund Name	2021	2020	2019
Janus Henderson Adaptive Risk Managed U.S. Equity Fund
Class A Shares	$2,901	$5,996	$10,182

Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class S Shares, and Class T Shares
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class S Shares, and Class T Shares of the Fund are purchased at the NAV per share as determined at the close of the trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.
The Distributor also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.
Commission on Class C Shares
The Distributor may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

Distribution and Shareholder Servicing Plans
Class A Shares and Class S Shares
As described in the Prospectuses, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares or Class S Shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Henderson Distributors US LLC, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares and Class S Shares, which became effective on July 6, 2009.
Class C Shares
As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in the sale of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.
The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or the Distributor in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.
The Distributor is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
For the fiscal year ended June 30, 2021, under each Class’ respective Plan, Class A Shares, Class C Shares, and Class S Shares of the Fund in total paid $373,208 to the Distributor (substantially all of which the Distributor paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.
Fund Name	Advertising(1) and Literature	Prospectus Preparation, Printing(1) and Mailing	Payment to Brokers
Janus Henderson Adaptive Risk Managed U.S. Equity Fund
Class A Shares	$37	$34	$71,042
Class C Shares	$31	$28	$207,594
Class S Shares	$36	$34	$70,369

(1)
Advertising and printing amounts are based on estimates and are allocated based on the Fund’s assets under management.

Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares and Class N Shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and the Adviser’s affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these large shareholders of their holdings in the Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If the Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and the subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

For the fiscal years ended June 30, the total amounts received by the Distributor from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.
	Contingent Deferred Sales Charges
Fund Name	2021	2020	2019
Janus Henderson Adaptive Risk Managed U.S. Equity Fund
Class A Shares	$—	$—	$—
Class C Shares	$4,795	$1,885	$1,800

Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.
It is a policy of the Fund to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of net investment income (if any).
Fund Taxation
The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at the applicable corporate tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.
A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.
In certain circumstance, such as if the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, in order to qualify as a regulated investment company under the Internal Revenue Code and to avoid federal income tax and the 4% federal excise tax, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.
The Fund’s investments in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the Internal Revenue Code. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.

Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Fund under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If the Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
The Fund may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
The Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in REMICs. Pursuant to an IRS notice, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which the Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate tax rate. This may impact the Fund’s performance.
For taxable years beginning after December 31, 2017 and before January 1, 2026, ordinary REIT dividends are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. Regulations enable a fund to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a regulated investment company’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the regulated investment company’s qualified REIT dividends for the taxable year over allocable expenses. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income.

The Fund’s investments in REITs may require the Fund to pass through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in a Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.
Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.
Shareholder Taxation
All income dividends and capital gains distributions, if any, on the Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible in the case of noncorporate investors for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. In addition, if the Fund participates in a securities lending transaction and receives a payment in lieu of dividends with respect to securities on loan (a “substitute payment”), such income generally will not constitute qualified dividend income. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. In addition, certain non-corporate investors may be subject to an additional 3.8% Medicare tax discussed below. Dividends paid by the Fund may also qualify in part for the dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. In addition, a substitute payment received with respect to a securities lending transaction will not be eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. Distributions from the Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.
If the Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his, her, or its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his, her, or its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his, her or its investment within a family of mutual funds.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, the Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of the Adviser as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 49 series or funds, referred to herein as the “Fund Complex”.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49
Advisory Board Member of
AEW Core Property Trust
(open-end property fund)
(since 2020), and Director of
WTTW (PBS affiliate) (since
2003). Formerly, Director of
MotiveQuest LLC (strategic
social market research
company) (2003-2016),
Director of Nuveen Global
Investors LLC (2007-2011),
Director of Communities in
Schools (2004-2010), and
Director of Mutual Fund
Education Alliance (until
2010).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49
Member, Limited Partner
Advisory Committee, Karmel
Capital Fund III (later stage
growth fund) (since 2022),
Member of the Investment
Committee for the Orange
County Community
Foundation (a grantmaking
foundation) (since 2020),
Advisory Board Member,
RevOZ Fund LP and related
funds (real estate investments
for opportunity zones) (since
2020), and Advisory Board
Member, Innovate Partners
Emerging Growth and Equity
Fund I (early stage venture
capital fund) (since 2014).
Formerly, Managing Trustee of
National Retirement Partners
Liquidating Trust
(2013-2016), Chairman,
National Retirement Partners,
Inc. (formerly a network of
advisors to 401(k) plans)
(2005-2013), Director of
Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009),
Director of RemedyTemp, Inc.
(temporary help services
company) (1996-2006), and
Trustee of PIMCO Funds
Multi-Manager Series
(1990-2000) and Pacific Life
Variable Life & Annuity Trusts
(1987-1994).

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49
Member of the Investment
Committee for Cooper Union
(private college) (since 2021),
Board Member, Van Alen
Institute (nonprofit
architectural and design
organization) (since 2019),
and Director of Brightwood
Capital Advisors, LLC (since
2014).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present
Independent Consultant (since
2019) and Chief Operating
Officer, muun chi LLC
(organic food business) (since
2020). Formerly, Managing
Partner, Impact Investments,
Athena Capital Advisors LLC
(independent registered
investment advisor)
(2016-2019), Managing
Director, Holos Consulting
LLC (provides consulting
services to foundations and
other nonprofit organizations)
(2009-2016), Chief Executive
Officer, Imprint Capital
Advisors (impact investment
firm) (2013-2015), and
Executive Vice President and
Chief Operating Officer of The
Rockefeller Brothers Fund (a
private family foundation)
(1998-2006).
				49
Chairman of the Board and
Trustee of The Investment
Fund for Foundations
Investment Program (TIP)
(consisting of 1 fund) (since
2008) and Director of the F.B.
Heron Foundation (a private
grantmaking foundation)
(since 2006). Formerly,
Director of Mutual Fund
Directors Forum (a non-profit
organization serving
independent directors of U.S.
mutual funds) (2016-2021).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49
Director of MGIC Investment
Corporation (private mortgage
insurance) (since 2013).
Formerly, Director, West Bend
Mutual Insurance Company
(property/casualty insurance)
(2013-2021), Trustee of
Northwestern Mutual Life
Insurance Company
(2010-2013), and Director of
Frank Russell Company
(global asset management
firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49
Formerly, Director of Family
Service of Lake County
(2019-2021), Independent
Trustee, Henderson Global
Funds (13 portfolios)
(2015-2017), Independent
Trustee, State Farm Associates’
Funds Trust, State Farm
Mutual Fund Trust, and State
Farm Variable Product Trust
(28 portfolios) (2013-2017).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	49
Director of Chicago
Community Trust (Regional
Community Foundation),
Lurie Children’s Hospital
(Chicago, IL), and Shirley
Ryan Ability Lab. Formerly,
Director of Wrapports, LLC
(until 2022), Director of
Chicago Council on Global
Affairs (until 2019),
InnerWorkings (until 2019)
and Director of Walmart (until
2017).

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Adaptive Risk Managed U.S. Equity Fund	6/22-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present
General Counsel and Corporate Secretary
of Janus Henderson Investors (since 2018).
Formerly, Senior Vice President and Head
of Legal, North America of Janus
Henderson Investors (2017-2018) and
Deputy General Counsel of Janus
Henderson US (Holdings) Inc.
(2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present
Head of Compliance, North America for
Janus Henderson Investors (since
September 2020) and Chief Compliance
Officer for Janus Henderson Investors US
LLC (since September 2017). Formerly,
Global Head of Investment Management
Compliance for Janus Henderson Investors
(February 2019-August 2020), Vice
President, Head of Global Distribution
Compliance and Chief Compliance Officer
of Janus Henderson Distributors US LLC
(May 2017-September 2017), Vice
President, Compliance at Janus Henderson
US (Holdings) Inc., Janus Henderson
Investors US LLC, and Janus Henderson
Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present
Managing Counsel (2020-present).
Formerly, Senior Counsel for Invesco Ltd.
(2017-2020), and Vice President and
Senior Counsel, ALPS Fund Services, Inc.
and Assistant General Counsel, ALPS
Advisors, Inc. (2015-2017).

*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown: Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013 and Independent Chairman of the Board of Trustees since 2022.

William D. Cvengros: Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.
Raudline Etienne: Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.
William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002.
Gary A. Poliner: Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.
Diane L. Wallace: Service as Independent Trustee of Henderson Global Funds and other leading investment management firms, Chief Operating Officer, Senior Vice President of Operations, Treasurer and Chief Financial Officer of a leading investment management firm, and a Fund Independent Trustee since 2017.
Linda S. Wolf: Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including the Adviser, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with the Adviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of the Adviser or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with the Adviser, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to the Adviser with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to the Adviser and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
Committees of the Board
The Board of Trustees previously had the following six standing committees that each performed specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. Each committee was comprised entirely of Independent Trustees. Effective January 1, 2021, the Board’s committee structure was revised to consist of six standing committees, as described in further detail under “Revised Committee Structure.” The table below shows the committee structure that was in place through December 31, 2020.
	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held Between July 1, 2020 and December 31, 2020
Audit Committee
Reviews the Trust’s financial reporting process,
the system of internal controls over financial
reporting, disclosure controls and procedures,
including the review of the adequacy of relevant
personnel and the review of reports related to
such system of internal controls, Form N-CEN
and Form N-PORT filings, and the audit
process. The Committee’s review of the audit
process includes, among other things, the
appointment, compensation, and oversight of
the Trust’s independent auditor, which performs
the audits of the Trust’s financial statements,
regular meetings and communication with
relevant personnel at the Adviser and the
independent auditor, and preapproval of all
audit and nonaudit services. The Committee
also reviews any significant changes or
improvements in accounting and audit
processes that have been implemented. The
Committee receives reports from the Adviser’s
enterprise risk management and internal audit
departments.
		Diane L. Wallace (Chair) William D. Cvengros Gary A. Poliner Linda S. Wolf	4
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions, provides oversight of currency hedging activities and foreign exchange trade activities of the Trust, oversees the implementation of the policies of the Adviser and any subadviser on behalf of the Trust, and reviews reports provided with respect to compliance with such policies.	Alan A. Brown (Chair) Gary A. Poliner	2
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds. The Committee meets regularly with investment personnel at the Adviser and any subadviser to the Fund(s) to review the investment performance, investment risk characteristics, and strategies of the Fund(s) in light of its stated investment objectives and policies. The Committee reviews various matters related to the operations of the Janus Henderson money market funds, including the review of reports related to such operations, compliance with the Trust’s Money Market Fund Procedures, and Rule 2a-7 under the 1940 Act.	Raudline Etienne (Chair) Alan A. Brown William D. Cvengros William F. McCalpin Gary A. Poliner Diane L. Wallace Linda S. Wolf	3

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held Between July 1, 2020 and December 31, 2020
Legal and Regulatory Committee
Oversees compliance with various procedures
adopted by the Trust and compliance with any
conditions included in any exemptive order of
the SEC or other orders and settlement
agreements applicable to the Trust, reviews
reports and other materials related to such
compliance, reviews certain regulatory filings
made with the SEC, and oversees, among other
matters, the implementation and administration
of the Trust’s Proxy Voting Guidelines. The
Committee also monitors the performance of
legal counsel employed by the Trust, oversees
administration of the Trust’s insurance program,
and oversees the administration of the Trust’s
securities lending program.
		Gary A. Poliner (Chair) Alan A. Brown William F. McCalpin	6
Nominating and Governance Committee
Identifies and recommends individuals for
Trustee membership, recommends an
independent Trustee to serve as Board Chair,
consults with Fund officers and the Board Chair
in planning Trustee meetings, reviews the
responsibilities of each Board committee, which
includes the need for new committees and the
continuation of existing committees, and
oversees the administration of, and ensures
compliance with, the Trust’s Governance
Procedures and Guidelines adopted by the
Trustees, which includes review of, and
proposed changes to, Trustee compensation.
The Committee also leads the Trustees’ annual
self-assessment process.
		Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin	6
Pricing Committee
Reviews and approves, or disapproves or
ratifies, fair valuation determinations and
valuation methodologies, determines a fair value
of restricted and other securities for which
market quotations are not readily available or
are deemed not to be reliable, pursuant to
procedures adopted by the Trustees. The
Committee also provides oversight of all types
of derivative instruments used by the Trust,
reviews the reasonableness of valuation
procedures, management’s adherence to such
procedures, the adequacy of supporting
documentation, the frequency and magnitude of
pricing errors, and other matters related to
pricing the Fund’s securities.
		William D. Cvengros (Chair) Raudline Etienne Diane L. Wallace	2

Revised Committee Structure
Effective January 1, 2021, the Board’s committee structure was revised to consist of six standing committees that each perform specialized functions: an Audit Committee, Investment Oversight Committee, and Nominating and Governance Committee, each of which was a committee under the previous committee structure and continues to operate with certain modifications to its responsibilities, and an Operations Committee, Product and Distribution Committee, and a Trading and

Pricing Committee, each of which is a new committee. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held Between January 1, 2021 and June 30, 2021
Audit Committee
Reviews the Trust’s financial reporting process,
the system of internal controls over financial
reporting, disclosure controls and procedures,
including the review of the adequacy of relevant
personnel and the review of reports related to
such system of internal controls, Form N-CSR,
Form N-CEN, and Form N-PORT filings, and
the audit process. The Committee’s review of the
audit process includes, among other things, the
appointment, compensation, and oversight of
the Trust’s independent auditor, which performs
the audits of the Trust’s financial statements,
regular meetings and communication with
relevant personnel at the Adviser and the
independent auditor, and preapproval of all
audit and nonaudit services. The Committee
also reviews any significant changes or
improvements in accounting and audit
processes that have been implemented. The
Committee receives reports from the Trust’s
Chief Financial Officer, Treasurer, and Principal
Accounting Officer, and from personnel
responsible for internal audit functions related
to financial reporting. The Committee also
oversees service providers that provide fund
accounting and portfolio accounting services to
the Trust.
		Diane L. Wallace (Chair) William D. Cvengros Gary A. Poliner Linda S. Wolf	3
Investment Oversight Committee
Oversees the investment activities of the series
of the Trust. The Committee meets regularly
with investment personnel at the Adviser and
any subadviser to the Funds to review the
investment performance, investment risk
characteristics, objectives, and strategies of the
Funds. The Committee reviews reports
regarding the use of derivative instruments by
the Funds and information and reports with
respect to proposed new investment
instruments and techniques. The Committee
reviews various matters related to the operations
of the Janus Henderson money market funds,
including the review of reports related to such
operations, compliance with the Trust’s Money
Market Fund Procedures, and Rule 2a-7 under
the 1940 Act.
		Raudline Etienne (Chair) Alan A. Brown William D. Cvengros William F. McCalpin Gary A. Poliner Diane L. Wallace Linda S. Wolf	4

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held Between January 1, 2021 and June 30, 2021
Nominating and Governance Committee
Identifies and recommends individuals for
Trustee membership, recommends an
independent Trustee to serve as Board Chair,
consults with Fund officers and the Board Chair
in planning Trustee meetings, reviews the
responsibilities of each Board committee, which
includes the need for new committees and the
continuation of existing committees, and
oversees the administration of, and ensures
compliance with, the Trust’s Governance
Procedures and Guidelines adopted by the
Trustees. The Committee also leads the Trustees’
annual self-assessment process and continuing
education program, reviews, and proposes
changes to, Trustee compensation, and oversees
the administration of the Trust’s insurance
program.
		Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin Diane L. Wallace	4
Operations Committee
Oversees certain matters related to the operation
of the Trust. The Committee receives reports
regarding the operation of the Trust’s securities
lending program, the implementation of the
Proxy Voting Procedures and Guidelines, and
various information technology, cybersecurity,
and data privacy risks related to the Trust and
the Trust’s service providers. The Committee
oversees service providers providing
operations-related services to the Trust,
including the Trust’s custodian and transfer
agent. The Committee receives reports from
personnel responsible for the Trust’s enterprise
risk function and the Adviser’s internal audit
function. In addition, the Committee oversees
compliance with certain procedures adopted by
the Trust under exemptive orders of the SEC.
		Gary A. Poliner (Chair) Alan A. Brown William F. McCalpin	3
Product and Distribution Committee
Provides oversight of matters regarding the
Trust’s product lineup and the distribution of
shares of the Funds. The Committee reviews
matters relating to the initial strategy, design,
and positioning of new Funds and material
changes to the strategy, design, and/or
positioning of existing Funds. The Committee
receives reports regarding potential Fund
closures, liquidations, or mergers, certain Fund
fees and expenses, and marketing and
distribution strategies for the Funds including
payments made by the Funds pursuant to the
Trust’s distribution and shareholder servicing
plans. The Committee reviews certain regulatory
filings made with the SEC and oversees and
receives reporting from service providers
providing product and distribution-related
services to the Trust.
		Alan A. Brown (Chair) Raudline Etienne William F. McCalpin	3

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held Between January 1, 2021 and June 30, 2021
Trading and Pricing Committee
Oversees matters relating to the pricing of the
Funds’ securities and the placement of portfolio
transactions. The Committee reviews and
approves fair valuation determinations and
valuation methodologies regarding securities
and investments held by the Funds pursuant to
procedures adopted by the Trustees, and, as
needed, provides alternative fair value
determinations and valuation methodologies.
The Committee also reviews the valuation
procedures and other matters related to pricing
the Funds’ securities. The Committee receives
reporting regarding portfolio transactions with
affiliates undertaken in accordance with the
Trust’s procedures, efforts to obtain best
execution in connection with portfolio
transactions and commissions paid to firms
supplying research and brokerage services. The
Committee also receives reports regarding
foreign exchange trading by the Funds. In
addition, the Committee oversees service
providers providing trading and pricing-related
services to the Trust and reviews reports from
the administrator of the Trust’s liquidity risk
management program.
		William D. Cvengros (Chair) Gary A. Poliner Diane L. Wallace	3

Board Oversight of Risk Management
The Adviser, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees the Adviser’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from the Adviser and its officers. Reports received include those from, among others, the Adviser’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of operational risks and cyber risks in particular; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of the Adviser or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with the Adviser, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Trading and Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Operations Committee receives reports regarding cybersecurity and information security related risks. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Henderson’s Head of Compliance, North America, discusses relevant risk issues that may impact the Janus Henderson funds and/or the Adviser’s services to the funds, and routinely meets with the Board in private without representatives of the Adviser or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that she identifies issues associated with the Janus Henderson funds’

compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of the Adviser to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by the Adviser for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2021, the Trustees owned securities of the Fund described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by the Adviser and overseen by the Trustees.
Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Independent Trustees
Alan A. Brown	Janus Henderson Adaptive Risk Managed U.S. Equity Fund	$10,001-$50,000	Over $100,000
William D. Cvengros	None		Over $100,000
Raudline Etienne	None		Over $100,000(1)
William F. McCalpin	None		Over $100,000(1)
Gary A. Poliner	None		Over $100,000(1)
Diane L. Wallace	None		Over $100,000
Linda S. Wolf	None		Over $100,000(1)

(1)
Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. The Adviser pays persons who are directors, officers, or employees of the Adviser or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by the Adviser may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Henderson funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Henderson funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Adviser (“shadow investments”).

Name of Person, Position	Aggregate Compensation from the Fund for fiscal year ended June 30, 2021	Total Compensation from the Fund Complex for calendar year ended December 31, 2021(1)(2)
Independent Trustees
Alan A. Brown, Chairman and Trustee(4)	$1,833	$336,000
William D. Cvengros, Trustee(4)	$1,781	$333,000
Raudline Etienne, Trustee(4)	$1,742	$329,000
William M. Fitzgerald, Sr., Former Trustee(5)	$1,613	$112,115
William F. McCalpin, Trustee and Former Chairman(3)	$2,482	$436,000
Gary A. Poliner, Trustee(4)	$1,801	$333,000
Diane L. Wallace, Trustee(4)	$1,813	$337,000
Linda S. Wolf, Trustee(4)	$1,720	$336,000

(1)
For all Trustees, includes compensation for service on the boards of two Adviser trusts comprised of 49 portfolios.
(2)
Total Compensation received from the Fund Complex includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $87,200, William M. Fitzgerald, Sr. $92,500, and Gary A. Poliner $333,000.
(3)
Aggregate Compensation received from the Fund and Total Compensation received from the Fund Complex includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)
Aggregate Compensation received from the Fund and Total Compensation received from the Fund Complex includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.
(5)
William M. Fitzgerald, Sr. resigned from his role as an Independent Trustee, effective May 21, 2021.

Janus Henderson Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio manager as of April 30, 2022. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts. None of the accounts included in the totals listed below have a performance-based advisory fee.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ashwin Alankar	Number of Other Accounts Managed	5	1	18
	Assets in Other Accounts Managed	$883.97M	$11.03M	$1,699.17M

Material Conflicts
As shown in the table above, the portfolio manager manages other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Fund. Those other accounts may include other Janus Henderson funds, private-label funds for which the Adviser or an affiliate serves as subadviser, separately managed accounts, or other pooled investment vehicles, such as hedge funds and ETFs, which may have different fee structures or rates than the Fund or may have a performance-based management fee. As such, fees earned by the Adviser or an affiliate vary among these accounts. The Adviser or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in the Fund’s portfolio. Furthermore, the Adviser believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in the Fund may be mitigated by the portfolio manager’s compliance with the Adviser’s personal trading policy within the Personal Code of Ethics. Certain portfolio managers also have roles as research analysts for Janus Henderson and receive compensation with respect to the analyst role. Certain portfolio managers also have roles with an affiliate of the Adviser, and provide advice on behalf of the Adviser through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to the Adviser. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Fund to be disadvantaged if, for example, one or more accounts outperform the Fund.

A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for the Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by the Fund.
The Adviser believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, the Adviser generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. The Adviser monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment.
The Adviser (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with the Adviser’s best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, the Adviser has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About the Adviser.”
The Adviser manages the Fund and the Janus Henderson “fund of funds,” which are funds that invest primarily in other Janus Henderson funds. Because the Adviser manages the Janus Henderson “fund of funds” and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such funds. For example, the Janus Henderson “fund of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing the Adviser the opportunity to recoup expenses it previously waived or reimbursed for the Fund, or to reduce the amount of seed capital investment needed by the Adviser for the Janus Henderson funds. In addition, the Janus Henderson “fund of funds” portfolio manager, Ashwin Alankar, who also serves as Head of Global Asset Allocation of Janus Henderson Investors, has access to and regularly monitors certain information regarding the characteristics of the Fund, as well as knowledge of, and potential impact on, investment strategies and techniques of the Fund. Mr. Alankar may also be subject to conflicts of interest in allocating the Janus Henderson “fund of funds” assets among the Fund’s and other investments since he serves as portfolio manager of the Fund, which is an eligible investment for the Janus Henderson “fund of funds.”

JANUS HENDERSON INVESTMENT PERSONNEL COMPENSATION INFORMATION
The following describes the structure and method of calculating a portfolio manager’s compensation as of April 30, 2022.
The portfolio manager is compensated for managing the Fund and any other funds, portfolios, or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Performance Fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place.
The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.

Deferrals/Firm Ownership:  All employees are subject to Janus Henderson’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal installments over a 3-year period and are delivered into JHG restricted stock and/or funds.
Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

Ownership of Securities
As of April 30, 2022, the portfolio manager of the Fund beneficially owned securities of the Fund in the dollar range shown in the following table. The last column of the table also reflects his aggregate beneficial ownership of all mutual funds advised by the Adviser within the Fund Complex.
Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in the Fund Complex
The Adviser
Ashwin Alankar	Janus Henderson Adaptive Risk Managed U.S. Equity Fund	None	$500,001-$1,000,000

Principal shareholders

As of April 30, 2022, the officers and Trustees as a group owned less than 1% of the outstanding Shares of each class of the Fund. As of April 30, 2022, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Fund is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of the Fund, or is identified as the record owner of more than 25% of the Fund and has voting and/or investment powers, that person or entity may be presumed to control the Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of the Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.
To the best knowledge of the Trust, as of April 30, 2022, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Fund, except as shown. To the extent that the Adviser, an affiliate, or an individual, such as the Fund’s portfolio manager, owns a significant portion of the Shares of any class of the Fund or the Fund as a whole, the redemption of those Shares may have an adverse effect on the Fund, a share class, and/or its shareholders. The Adviser may consider the effect of redemptions on the Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, the Adviser’s or JHG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than the Adviser shown as owning more than 25% of the outstanding Shares of a class of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.
Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Adaptive Risk Managed U.S. Equity Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Customers Jacksonville, FL	25.57%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	14.22%
	American Enterprise Investment Svc. FBO 41999970 Minneapolis, MN	12.27%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.49%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers New York, NY	8.45%
	Pershing LLC Jersey City, NJ	5.78%
	LPL Financial Omnibus Customer Account San Diego, CA	5.02%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Adaptive Risk Managed U.S. Equity Fund Class C Shares	American Enterprise Investment Svc. FBO 41999970 Minneapolis, MN	17.04%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	15.58%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	10.80%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	10.66%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.26%
	Lincoln Investment Planning LLC FBO Lincoln Customers Ft. Washington, PA	8.16%
	Pershing LLC Jersey City, NJ	8.06%
	LPL Financial Omnibus Customer Account San Diego, CA	6.51%
Janus Henderson Adaptive Risk Managed U.S. Equity Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Customers Jacksonville, FL	17.91%
	American Enterprise Investment Svc. FBO 41999970 Minneapolis, MN	16.17%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	15.93%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.37%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	8.67%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.45%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Adaptive Risk Managed U.S. Equity Fund Class N Shares	BNP Paribas RCC Global Allocation Fund-Growth U.S. Managed Volatility Jersey City, NJ	39.55%
	BNP Paribas RCC Global Allocation Fund-Moderate U.S. Managed Volatility Jersey City, NJ	27.17%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	19.08%
	BNP Paribas RCC Global Allocation Fund-Conservative U.S. Managed Volatility Jersey City, NJ	13.44%
Janus Henderson Adaptive Risk Managed U.S. Equity Fund Class S Shares	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	74.54%
	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	9.21%
Janus Henderson Adaptive Risk Managed U.S. Equity Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	54.59%
	National Financial Services Co. For the Exclusive Benefit of Our Customers Jersey City, NJ	24.50%

Miscellaneous information

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 38 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.
Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Absolute Return Income Opportunities Fund	x	x	x	x		x	x	x	x
Janus Henderson Adaptive Global Allocation Fund	x	x	x	x		x		x	x
Janus Henderson Adaptive Risk Managed U.S. Equity Fund(1)	x	x	x	x		x		x	x
Janus Henderson Balanced Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Contrarian Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Developed World Bond Fund(3)	x	x	x	x		x		x	x
Janus Henderson Dividend & Income Builder Fund(3)	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Fund(3)	x	x	x	x		x		x	x
Janus Henderson Enterprise Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson European Focus Fund(3)	x	x	x	x		x		x	x
Janus Henderson Flexible Bond Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Forty Fund(1)	x	x	x	x		x	x	x	x
Janus Henderson Global Allocation Fund – Conservative(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Growth(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Moderate(2)	x	x	x	x				x	x
Janus Henderson Global Bond Fund	x	x	x	x		x		x	x
Janus Henderson Global Equity Income Fund(3)	x	x	x	x		x		x	x
Janus Henderson Global Life Sciences Fund(2)	x	x	x	x		x		x	x
Janus Henderson Global Real Estate Fund(1)	x	x	x	x		x		x	x
Janus Henderson Global Research Fund(2)	x	x	x	x		x	x	x	x
Janus Henderson Global Select Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Global Sustainable Equity Fund	x	x	x	x		x	x	x	x
Janus Henderson Global Technology and Innovation Fund(2)	x	x	x	x		x		x	x
Janus Henderson Government Money Market Fund(2)			x						x
Janus Henderson Growth and Income Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson High-Yield Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson International Opportunities Fund(3)	x	x	x	x		x	x	x	x
Janus Henderson Mid Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Money Market Fund(2)			x						x
Janus Henderson Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Henderson Overseas Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Research Fund(2)	x	x	x	x		x	x	x	x
Janus Henderson Short Duration Flexible Bond Fund(2)	x	x	x	x		x		x	x
Janus Henderson Small Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Small-Mid Cap Value Fund	x	x	x	x		x		x	x
Janus Henderson Triton Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Venture Fund(2)	x	x	x	x		x		x	x

(1)
On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain Funds described in this SAI assumed the assets and liabilities of the corresponding Janus Adviser Series funds. The Fund described in this SAI has a fiscal year end of June 30.
(2)
On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with the Adviser were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”
(3)
On June 5, 2017, the funds of the Henderson Global Funds trust reorganized into the Trust. As a result, certain funds noted above assumed the assets and liabilities of the corresponding funds of Henderson Global Funds. The Fund described in this SAI has a fiscal year end of June 30.
Funds listed in the preceding table that are not marked with footnote (1) or (2) commenced operations after July 6, 2009.
Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Henderson Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Henderson Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Henderson Global Allocation Fund – Moderate. Effective April 24, 2015, INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) was reorganized into Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly named U.S. Managed Volatility Fund). Effective April 28, 2017, Janus Fund was reorganized into Janus Henderson Research Fund. Effective April 28, 2017, Janus Twenty Fund was reorganized into Janus Henderson Forty Fund. Effective June 5, 2017, Janus Henderson Global Technology and Innovation Fund (formerly named Janus Henderson Global Technology Fund) assumed the assets and liabilities of Henderson Global Technology Fund. Effective June 12, 2017, Janus Emerging Markets Fund was reorganized into Janus Henderson Emerging Markets Fund (formerly named Henderson Emerging Markets Fund). Effective June 26, 2017, Janus Henderson U.S. Core Fund (formerly named INTECH U.S. Core Fund) was reorganized into Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly named Janus Henderson U.S. Managed Volatility Fund).
The Adviser reserves the right to the name “Janus Henderson.” In the event that the Adviser does not continue to provide investment advice to the Fund, the Fund must cease to use the name “Janus Henderson” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize the Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

Voting Rights
The Board currently has seven members, all of which have been elected by shareholders. With the exception of Diane L. Wallace, each of the Trustees of the Trust was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes.
Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

Master/Feeder Option
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund’s annual financial statements and performs tax services for the Fund.

Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements

Documents Incorporated By Reference To The Annual Report of Janus Investment Fund (Audited)
The following audited financial statements of Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly named Janus Henderson U.S. Managed Volatility Fund) (the “Fund”) for the year ended June 30, 2021 are hereby incorporated into this SAI by reference to the Fund’s Annual Report dated June 30, 2021, as applicable.
•
The Fund’s Schedule of Investments as of June 30, 2021
•
The Fund’s Statement of Assets and Liabilities as of June 30, 2021
•
The Fund’s Statement of Operations for the year ended June 30, 2021
•
The Fund’s Statement of Changes in Net Assets for each of the years indicated
•
The Fund’s Financial Highlights for each of the years indicated
•
The Fund’s Notes to Schedule of Investments
•
The Fund’s Notes to Financial Statements
•
The Fund’s Report of Independent Registered Public Accounting Firm
The portions of the Fund’s Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.
The Fund’s Annual Report can be accessed at the following link:
Janus Investment Fund June 30, 2021 Annual Report
•
Janus Henderson Adaptive Risk Managed U.S. Equity Fund(formerly named Janus Henderson U.S. Managed Volatility Fund)

Documents Incorporated By Reference To The Semiannual Report of Janus Investment Fund (UnAudited)
The following unaudited financial statements of Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly named Janus Henderson U.S. Managed Volatility Fund) (the “Fund”) for the six months ended December 31, 2021 are hereby incorporated into this SAI by reference to the Fund’s Semiannual Report dated December 31, 2021, as applicable.
•
The Fund’s Schedule of Investments as of December 31, 2021
•
The Fund’s Statement of Assets and Liabilities as of December 31, 2021
•
The Fund’s Statement of Operations for the year ended December 31, 2021
•
The Fund’s Statement of Changes in Net Assets for each of the years and periods indicated
•
The Fund’s Financial Highlights for each of the years and periods indicated
•
The Fund’s Notes to Schedule of Investments
•
The Fund’s Notes to Financial Statements
The portions of the Fund’s Semiannual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.
The Fund’s Semiannual Report can be accessed at the following link:
Janus Investment Fund December 31, 2021 Semiannual Report
•Janus Henderson Adaptive Risk Managed U.S. Equity Fund
(formerly named Janus Henderson U.S. Managed Volatility Fund)

Appendix A

Explanation of Rating Categories
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB
Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade
BB
Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A
High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Non-Investment Grade
BB
Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Moody’s Investors Service, Inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper-medium grade obligations; many favorable investment attributes.
Baa
Medium-grade obligations; neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.
*
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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JANUS INVESTMENT FUND
PART C - OTHER INFORMATION
ITEM 28.Exhibits
Exhibit (a) – Articles of Incorporation
(a)(1)
Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

(a)(2)
Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File
No. 2-34393).

(a)(3)
Form of Certificate of Establishment and Designation for Janus Research Fund and Janus Explorer Fund is
incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No. 112, filed on
December 10, 2004 (File No. 2-34393).

(a)(4)	Certificate Redesignating Janus Explorer Fund is incorporated herein by reference to Exhibit 1(ll) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).
(a)(5)	Certificate Redesignating Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(a)(6)
Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No.
2-34393).

(a)(7)	Form of Certificate Redesignating Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).
(a)(8)
Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File
No. 2-34393).

(a)(9)
Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File
No. 2-34393).

(a)(10)
Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(ss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File
No. 2-34393).

(a)(11)	Certificate Redesignating Janus Mercury Fund is incorporated herein by reference to Exhibit 1(tt) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).
(a)(12)
Certificate Redesignating Janus Mid Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(vv) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No.
2-34393).

(a)(13)
Certificate Redesignating Janus Small Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(ww) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No.
2-34393).

(a)(14)
Amendment to Certificate Redesignating Janus Mid Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(xx) to Post-Effective Amendment No. 123, filed on
February 27, 2009 (File No. 2-34393).

(a)(15)
Amendment to Certificate Redesignating Janus Small Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(yy) to Post-Effective Amendment No. 123, filed on
February 27, 2009 (File No. 2-34393).

(a)(16)
Certificate Redesignating INTECH Risk-Managed Stock Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(zz) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File
No. 2-34393).

(a)(17)
Form of Certificate of Establishment and Designation of Series and Share Classes is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(a)(18)
Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No.
2-34393).

(a)(19)
Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No.
2-34393).

(a)(20)
Certificate Redesignating Janus Global Opportunities Fund, dated July 7, 2010, is incorporated herein by reference to Exhibit (a)(23) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(a)(21)
Certificate Redesignating Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, and Janus
Smart Portfolio – Conservative, dated July 22, 2010, is incorporated herein by reference to Exhibit (a)(25) to
Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

(a)(22)
Certificate Redesignating Janus Orion Fund, dated September 14, 2010, is incorporated herein by reference to
Exhibit (a)(27) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).

(a)(23)
Certificate of Establishment and Designation of Series and Share Classes (Janus Emerging Markets Fund and
Janus Global Bond Fund) is incorporated herein by reference to Exhibit (a)(29) to Post-Effective Amendment
No. 137, filed on December 27, 2010 (File No. 2-34393).

(a)(24)
Form of Certificate of Establishment and Designation of Share Classes (Janus Venture Fund) is incorporated herein by reference to Exhibit (a)(31) to Post-Effective Amendment No. 148, filed on May 2, 2011 (File No.
2-34393).

(a)(25)
Certificate of Establishment and Designation of Series and Share Classes (Janus Asia Equity Fund) is
incorporated herein by reference to Exhibit (a)(34) to Post-Effective Amendment No. 157, filed on July 29,
2011 (File No. 2-34393).

(a)(26)
Certificate Redesignating INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund,
INTECH Risk-Managed Value Fund, and INTECH Risk-Managed International Fund, dated December 2,
2011, is incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 166, filed on
December 15, 2011 (File No. 2-34393).

(a)(27)
Certificate of Establishment and Designation of Series and Share Classes (INTECH Global Dividend Fund
and Perkins Select Value Fund), dated December 2, 2011, is incorporated herein by reference to Exhibit
(a)(37) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(a)(28)
Certificate of Establishment and Designation of Share Class (Class N Shares), dated May 22, 2012, is incorporated herein by reference to Exhibit (a)(39) to Post-Effective Amendment No. 175, filed on May 31,
2012 (File No. 2-34393).

(a)(29)
Certificate Redesignating Janus Conservative Allocation Fund, Janus Growth Allocation Fund, and Janus
Moderate Allocation Fund, dated February 11, 2013, is incorporated herein by reference to Exhibit (a)(43) to
Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(30)
Certificate Redesignating Janus Worldwide Fund, dated March 11, 2013, is incorporated herein by reference to Exhibit (a)(45) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(31)
Form of Certificate of Establishment and Designation of Series and Share Classes (Janus Multi-Sector
Income Fund) is incorporated herein by reference to Exhibit (a)(49) to Post-Effective Amendment No. 198,
filed on February 28, 2014 (File No. 2-34393).

(a)(32)
Form of Certificate of Establishment and Designation of Series and Share Classes (Janus Unconstrained Bond
Fund) is incorporated herein by reference to Exhibit (a)(50) to Post-Effective Amendment No. 203, filed on
May 23, 2014 (File No. 2-34393).

(a)(33)
Certificate Redesignating Janus Unconstrained Bond Fund, dated September 30, 2014, is incorporated herein by reference to Exhibit (a)(51) to Post-Effective Amendment No. 208, filed on October 28, 2014 (File No.
2-34393).

(a)(34)
Form of Certificate of Establishment and Designation of Share Class (INTECH Funds – Class N Shares) is
incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 208, filed on
October 28, 2014 (File No. 2-34393).

(a)(35)
Form of Certificate of Establishment and Designation of Share Class (INTECH U.S. Managed Volatility
Fund – Class D Shares) is incorporated herein by reference to Exhibit (a)(54) to Post-Effective Amendment
No. 213, filed on December 22, 2014 (File No. 2-34393).

(a)(36)
Certificate Redesignating INTECH U.S. Value Fund, INTECH U.S. Growth Fund, INTECH Global Dividend
Fund, and INTECH International Fund, dated December 12, 2014, is incorporated herein by reference to
Exhibit (a)(55) to Post-Effective Amendment No. 217, filed on January 28, 2015 (File No. 2-34393).

(a)(37)
Certificate of Establishment and Designation of Share Class (Janus Global Unconstrained Bond Fund –
Class R Shares), dated January 5, 2015, is incorporated herein by reference to Exhibit (a)(56) to
Post-Effective Amendment No. 218, filed on February 6, 2015 (File No. 2-34393).

(a)(38)
Certificate of Establishment and Designation of Janus Adaptive Global Allocation Fund, dated June 19, 2015, is incorporated herein by reference to Exhibit (a)(59) to Post-Effective Amendment No. 225, filed on
June 23, 2015 (File No. 2-34393).

(a)(39)
Certificate of Establishment and Designation of Share Class (Janus Forty Fund – Class D Shares), dated
January 25, 2017, is incorporated herein by reference to Exhibit (a)(61) to Post-Effective Amendment No.
241, filed on January 27, 2017 (File No. 2-34393).

(a)(40)
Certificate of Establishment and Designation of Share Class (Janus Global Technology Fund – Class N
Shares), dated January 25, 2017, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective
Amendment No. 241, filed on January 27, 2017 (File No. 2-34393).

(a)(41)
Certificate of Establishment and Designation of Share Class (Janus Research Fund – Class R Shares), dated
January 25, 2017, is incorporated herein by reference to Exhibit (a)(63) to Post-Effective Amendment No.
241, filed on January 27, 2017 (File No. 2-34393).

(a)(42)
Certificate of Establishment and Designation of Janus Henderson All Asset Fund, Janus Henderson Dividend
& Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund,
Janus Henderson Global Equity Income Fund, Janus Henderson International Long/Short Equity Fund, Janus
Henderson International Opportunities Fund, Janus Henderson International Small Cap Fund, Janus
Henderson Strategic Income Fund, and Janus Henderson U.S. Growth Opportunities Fund, dated February 15,
2017, is incorporated herein by reference to Exhibit (a)(64) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(a)(43)
Amended and Restated Certificate of Establishment and Designation of Janus Henderson All Asset Fund,
Janus Henderson Dividend & Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus
Henderson European Focus Fund, Janus Henderson Global Income Equity Fund, Janus Henderson
International Long/Short Equity Fund, Janus Henderson International Opportunities Fund, Janus Henderson
International Small Cap Fund, Janus Henderson Strategic Income Fund, and Janus Henderson U.S. Growth
Opportunities Fund, dated May 25, 2017, is incorporated herein by reference to Exhibit (a)(65) to
Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).

(a)(44)	Certificate of Redesignation, dated June 30, 2017, is incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(a)(45)
Certificate of Establishment and Designation of Share Class (Class N Shares of Janus Henderson Asia Equity
Fund, Janus Henderson Global Life Sciences Fund, and Janus Henderson Global Real Estate Fund) is
incorporated herein by reference to Exhibit (a)(57) to Post-Effective Amendment No. 269, filed on
January 26, 2018 (File No. 2-34393).

(a)(46)
Certificate Redesignating Janus Henderson Global Unconstrained Bond Fund, dated March 1, 2019, is incorporated herein by reference to Exhibit (a)(59) to Post-Effective Amendment No. 289, filed on
August 29, 2019 (File No. 2-34393).

(a)(47)
Certificate Redesignating Janus Henderson Select Value Fund, dated August 1, 2019, is incorporated herein by reference to Exhibit (a)(60) to Post-Effective Amendment No. 289, filed on August 29, 2019 (File No.
2-34393).

(a)(48)
Certificate Redesignating Janus Henderson Strategic Income Fund, dated July 16, 2019, is incorporated herein by reference to Exhibit (a)(61) to Post-Effective Amendment No. 290, filed on October 28, 2019 (File
No. 2-34393).

(a)(49)
Certificate of Amendment of the Agreement and Declaration of Trust, dated September 20, 2019, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective Amendment No. 290, filed on
October 28, 2019 (File No. 2-34393).

(a)(50)
Certificate Redesignating Janus Henderson Global Technology Fund, dated January 23, 2020 is incorporated herein by reference to Exhibit (a)(63) to Post-Effective Amendment No. 293, filed on January 28, 2020 (File
No. 2-34393).

(a)(51)
Certificate of Establishment and Designation of Janus Henderson Global Sustainable Equity Fund, dated
June 17, 2020, is incorporated herein by reference to Exhibit (a)(56) to Post-Effective Amendment No. 297,
filed on June 25, 2020 (File No. 2-34393).

(a)(52)
Certificate of Establishment and Designation of Share Class (Class R Shares of Janus Henderson Global
Sustainable Equity Fund), dated January 14, 2021, is incorporated herein by reference to Exhibit (a)(56) to
Post-Effective Amendment No. 302, filed on January 28, 2021 (File No. 2-34393).

(a)(53)
Certificate Redesignating Janus Henderson Short-Term Bond Fund, dated October 27, 2021, is incorporated herein by reference to Exhibit (a)(55) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File
No. 2-34393).

Exhibit (b) – By-laws
(b)(1)	Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).
(b)(2)	First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(b)(3)	Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
Exhibit (c) – Instruments Defining Rights of Security Holders
(c)(1)	Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).
(c)(2)	Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).
(c)(3)	Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(4)	Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(5)	Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(6)	Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(7)	Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(8)	Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(c)(9)	Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(c)(10)
Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File
No. 2-34393).

(c)(11)
Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 3(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

(c)(12)
Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to
Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

Exhibit (d) – Investment Advisory Contracts
(d)(1)
Form of Investment Advisory Agreement for Janus Henderson International Opportunities Fund is
incorporated herein by reference to Exhibit (d)(251) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(d)(2)
Form of Investment Sub-Advisory Agreement for Janus Henderson International Opportunities Fund is
incorporated herein by reference to Exhibit (d)(252) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(d)(3)
Form of Investment Advisory Agreement for Janus Henderson Global Equity Income Fund is incorporated herein by reference to Exhibit (d)(253) to Post-Effective Amendment No. 242, filed on February 16, 2017
(File No. 2-34393).

(1)
Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

(d)(4)
Form of Investment Sub-Advisory Agreement for Janus Henderson Global Equity Income Fund is
incorporated herein by reference to Exhibit (d)(254) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(d)(5)
Form of Investment Advisory Agreement for Janus Henderson European Focus Fund is incorporated herein by reference to Exhibit (d)(255) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No.
2-34393).

(d)(6)
Form of Investment Sub-Advisory Agreement for Janus Henderson European Focus Fund is incorporated herein by reference to Exhibit (d)(256) to Post-Effective Amendment No. 242, filed on February 16, 2017
(File No. 2-34393).

(d)(7)
Form of Investment Advisory Agreement for Janus Henderson Strategic Income Fund is incorporated herein by reference to Exhibit (d)(257) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No.
2-34393).

(d)(8)
Form of Investment Sub-Advisory Agreement for Janus Henderson Strategic Income Fund is incorporated herein by reference to Exhibit (d)(258) to Post-Effective Amendment No. 242, filed on February 16, 2017
(File No. 2-34393).

(d)(9)
Form of Investment Advisory Agreement for Janus Henderson Dividend & Income Builder Fund is
incorporated herein by reference to Exhibit (d)(263) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(d)(10)
Form of Investment Sub-Advisory Agreement for Janus Henderson Dividend & Income Builder Fund is
incorporated herein by reference to Exhibit (d)(264) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(d)(11)
Investment Advisory Agreement for Janus Henderson Adaptive Global Allocation Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(12)
Investment Advisory Agreement for Janus Henderson Flexible Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(24) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(13)
Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Conservative, dated May 30,
2017, is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(14)
Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Moderate, dated May 30,
2017, is incorporated herein by reference to Exhibit (d)(26) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(15)
Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Growth, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(27) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(16)
Investment Advisory Agreement for Janus Henderson Global Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(28) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(17)
Investment Advisory Agreement for Janus Henderson Global Unconstrained Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(30) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(18)
Investment Advisory Agreement for Janus Henderson Government Money Market Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(31) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(19)
Investment Advisory Agreement for Janus Henderson High-Yield Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(32) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(20)
Investment Advisory Agreement for Janus Henderson Mid Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(35) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(21)
Investment Advisory Agreement for Janus Henderson Money Market Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(36) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(22)
Investment Advisory Agreement for Janus Henderson Multi-Sector Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(37) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(23)
Investment Advisory Agreement for Janus Henderson Short-Term Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(40) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(24)
Investment Advisory Agreement for Janus Henderson Small Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(41) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(25)
Investment Advisory Agreement for Janus Henderson U.S. Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(42) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(26)
Investment Sub-Advisory Agreement for Janus Henderson Mid Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(51) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(27)
Investment Sub-Advisory Agreement for Janus Henderson Select Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(52) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(28)
Investment Sub-Advisory Agreement for Janus Henderson Small Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(53) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(29)
Investment Sub-Advisory Agreement for Janus Henderson U.S. Managed Volatility Fund, dated May 30,
2017, is incorporated herein by reference to Exhibit (d)(54) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(30)
Investment Advisory Agreement for Janus Henderson Asia Equity Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(57) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(31)
Investment Advisory Agreement for Janus Henderson Balanced Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(58) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(32)
Investment Advisory Agreement for Janus Henderson Contrarian Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(59) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(33)
Investment Advisory Agreement for Janus Henderson Enterprise Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(60) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(34)
Investment Advisory Agreement for Janus Henderson Forty Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(61) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No.
2-34393).

(d)(35)
Investment Advisory Agreement for Janus Henderson Global Life Sciences Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(62) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(36)
Investment Advisory Agreement for Janus Henderson Global Real Estate Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(63) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(37)
Investment Advisory Agreement for Janus Henderson Global Research Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(64) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(38)
Investment Advisory Agreement for Janus Henderson Global Select Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(65) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(39)
Investment Advisory Agreement for Janus Henderson Global Technology Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(66) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(40)
Investment Advisory Agreement for Janus Henderson Growth and Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(68) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(41)
Investment Advisory Agreement for Janus Henderson Overseas Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(70) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(42)
Investment Advisory Agreement for Janus Henderson Research Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(71) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(43)
Investment Advisory Agreement for Janus Henderson Triton Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(72) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(44)
Investment Advisory Agreement for Janus Henderson Venture Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(73) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(45)
Investment Sub-Advisory Agreement (Janus Capital Singapore Pte. Limited) for Janus Henderson Asia
Equity Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(75) to Post-Effective
Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(d)(46)
Investment Sub-Advisory Agreement (Henderson Investment Management Limited) for Janus Henderson
Asia Equity Fund, dated June 5, 2017, is incorporated herein by reference to Exhibit (d)(76) to Post-Effective
Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(d)(47)
Investment Sub-Advisory Agreement (Janus Capital Singapore Pte. Limited) for Janus Emerging Markets
Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(77) to Post-Effective
Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(d)(48)
Investment Sub-Advisory Agreement (Henderson Investment Management Limited) for Janus Henderson
Global Real Estate Fund, dated June 5, 2017, is incorporated herein by reference to Exhibit (d)(78) to
Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(d)(49)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson Dividend & Income Builder Fund, dated December 8, 2017, is incorporated herein by reference to Exhibit (d)(82) to Post-Effective Amendment No. 284, filed on October 29, 2018 (File No.
2-34393).

(d)(50)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson Strategic Income Fund, dated December 8, 2017, is incorporated herein by reference to
Exhibit (d)(83) to Post-Effective Amendment No. 284, filed on October 29, 2018 (File No. 2-34393).

(d)(51)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson Asia Equity Fund, dated December 8, 2017, is incorporated herein by reference to
Exhibit (d)(85) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No. 2-34393).

(d)(52)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson Emerging Markets Fund, dated December 8, 2017, is incorporated herein by reference to
Exhibit (d)(86) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No. 2-34393).

(d)(53)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson European Focus Fund, dated December 8, 2017, is incorporated herein by reference to
Exhibit (d)(87) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No. 2-34393).

(d)(54)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson Global Equity Income Fund, dated December 8, 2017, is incorporated herein by reference to Exhibit (d)(88) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No.
2-34393).

(d)(55)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson Global Real Estate Fund, dated December 8, 2017, is incorporated herein by reference to Exhibit (d)(89) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No. 2-34393).

(d)(56)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson International Opportunities Fund, dated December 8, 2017, is incorporated herein by reference to Exhibit (d)(90) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No.
2-34393).

(d)(57)
Amendment dated February 15, 2019 to the Investment Advisory Agreement for Janus Henderson Global
Unconstrained Bond Fund, is incorporated herein by reference to Exhibit (d)(92) to Post-Effective
Amendment No. 289, filed on August 29, 2019 (File No. 2-34393).

(d)(58)
Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund,
dated August 1, 2019, is incorporated herein by reference to Exhibit (d)(93) to Post-Effective Amendment
No. 289, filed on August 29, 2019 (File No. 2-34393).

(d)(59)
Form of Amendment to the Investment Sub-Advisory Agreement for Janus Henderson Select Value Fund, is
incorporated herein by reference to Exhibit (d)(94) to Post-Effective Amendment No. 289, filed on
August 29, 2019 (File No. 2-34393).

(d)(60)
Amendment dated December 14, 2018 to the Investment Advisory Agreement for Janus Henderson
Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(95) to Post-Effective Amendment
No. 290, filed on October 28, 2019 (File No. 2-34393).

(d)(61)
Amendment dated August 1, 2019 to the Investment Sub-Advisory Agreement for Janus Henderson Select
Value Fund, is incorporated herein by reference to Exhibit (d)(96) to Post-Effective Amendment No. 290,
filed on October 28, 2019 (File No. 2-34393).

(d)(62)
Amendment dated January 28, 2020 to the Investment Advisory Agreement for Janus Henderson Global
Technology Fund, is incorporated herein by reference to Exhibit (d)(97) to Post-Effective Amendment No.
293, filed on January 28, 2020 (File No. 2-34393).

(d)(63)
Amended and Restated Investment Advisory Agreement for Janus Henderson Global Sustainable Equity
Fund, effective July 15, 2021, is incorporated herein by reference to Exhibit (d)(69) to Post-Effective
Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(d)(64)
Letter of Termination of Investment Sub-Advisory Agreements (Perkins Investment Management LLC) for
Janus Henderson Global Value Fund, Janus Henderson International Value Fund, Janus Henderson Large Cap
Value Fund, and Janus Henderson Value Plus Income Fund, dated February 26, 2021, is incorporated herein by reference to Exhibit (d)(70) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No.
2-34393).

(d)(65)
Letter of Termination of Investment Sub-Advisory Agreements (Intech Investment Management LLC) for
Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed
Volatility Fund, Janus Henderson International Managed Volatility Fund, and Janus Henderson U.S. Managed
Low Volatility Fund, dated April 5, 2022, is filed herein as Exhibit (d)(65).

Exhibit (e) – Underwriting Contracts
(e)(1)
Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated May 30, 2017, is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 257, filed on August 11,
2017 (File No. 2-34393).

Exhibit (f) – Bonus or Profit Sharing Contracts (Not Applicable)
Exhibit (g) – Custodian Agreements
(g)(1)
Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State
Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective
Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(g)(2)
Form of Letter Agreement in regards to Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate
and Janus Smart Portfolio – Conservative, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No.
2-34393).

(g)(3)
Form of Letter Agreement with State Street Bank and Trust Company regarding Janus Risk-Managed Stock
Fund is incorporated herein by reference to Exhibit 7(oo) to Post-Effective Amendment No. 117, filed on
February 27, 2006 (File No. 2-34393).

(g)(4)
Form of Letter Agreement with regard to INTECH Risk-Managed Growth Fund, INTECH Risk-Managed
International Fund, INTECH Risk-Managed Value Fund, Janus Forty Fund, Janus Global Real Estate Fund,
Janus International Equity Fund, Janus International Forty Fund, Janus Long/Short Fund, Janus Modular
Portfolio Construction Fund, and Perkins Large Cap Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(14) to Post-Effective Amendment No. 126, filed on July 2,
2009 (File No. 2-34393).

(g)(5)
Letter Agreement with regard to Janus Money Market Fund and Janus Government Money Market Fund with
State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(15) to Post-Effective
Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(g)(6)
Letter Agreement with regard to Janus Emerging Markets Fund and Janus Global Bond Fund with State
Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(17) to Post-Effective
Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(g)(7)
Form of Letter Agreement with regard to Janus Asia Equity Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(21) to Post-Effective Amendment No. 157, filed on July 29,
2011 (File No. 2-34393).

(g)(8)
Letter Agreement with regard to Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate, and Janus
Smart Portfolio-Conservative with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(22) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(g)(9)
Letter Agreement with regard to Janus Orion Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(24) to Post-Effective Amendment No. 166, filed on December 15, 2011
(File No. 2-34393).

(g)(10)
Letter Agreement with regard to INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund,
INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No.
166, filed on December 15, 2011 (File No. 2-34393).

(g)(11)
Letter Agreement with regard to INTECH Global Dividend Fund and Perkins Select Value Fund with State
Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(28) to Post-Effective
Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(g)(12)
Letter Agreement with regard to Janus Conservative Allocation Fund, Janus Moderate Allocation Fund, and
Janus Growth Allocation Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(32) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(g)(13)
Form of Letter Agreement with regard to Janus Worldwide Fund and Janus Global Research Fund with State
Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(33) to Post-Effective
Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(g)(14)
Form of Letter Agreement with regard to Janus Multi-Sector Income Fund with State Street Bank and Trust
Company is incorporated herein by reference to Exhibit (g)(36) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).

(g)(15)
Form of Letter Agreement with regard to Janus Unconstrained Bond Fund with State Street Bank and Trust
Company is incorporated herein by reference to Exhibit (g)(37) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).

(g)(16)
Letter Agreement with regard to Janus Unconstrained Bond Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(38) to Post-Effective Amendment No. 208, filed on
October 28, 2014 (File No. 2-34393).

(g)(17)
Letter Agreement with regard to INTECH U.S. Value Fund, INTECH U.S. Growth Fund, INTECH Global
Dividend Fund, and INTECH International Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(40) to Post-Effective Amendment No. 217, filed on January 28, 2015 (File
No. 2-34393).

(g)(18)
Form of Letter Agreement with regard to Janus Adaptive Global Allocation Fund with State Street Bank and
Trust Company is incorporated herein by reference to Exhibit (g)(41) to Post-Effective Amendment No. 225,
filed on June 23, 2015 (File No. 2-34393).

(g)(19)
Form of Letter Agreement with regard to Janus Henderson International Opportunities Fund, Janus
Henderson Global Equity Income Fund, Janus Henderson European Focus Fund, Janus Henderson Strategic
Income Fund, Janus Henderson All Asset Fund, Janus Henderson International Long/Short Equity Fund,
Janus Henderson Dividend & Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus
Henderson U.S. Growth Opportunities Fund and Janus Henderson International Small Cap Fund with State
Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(42) to Post-Effective
Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).

(g)(20)
First Amendment to Amended and Restated Custodian Contract between Janus Investment Fund and State
Street Bank and Trust Company, dated May 26, 2017, is incorporated herein by reference to Exhibit (g)(26)
to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(g)(21)
Custodian Contract dated October 19, 2017, between Janus Investment Fund and BNP Paribas, is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 263, filed on
November 13, 2017 (File No. 2-34393).

(g)(22)
Letter of Termination of Amended and Restated Custodian Contract between Janus Investment Fund and
State Street Bank and Trust Company, dated December 6, 2018, is incorporated herein by reference to
Exhibit (g)(28) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No. 2-34393).

(g)(23)
Letter Agreement between Janus Investment Fund and BNP Paribas, acting through its New York Branch, is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 300, filed on
October 28, 2020 (File No. 2-34393).

(g)(24)
Letter Agreement with regard to Janus Henderson Global Value Fund, Janus Henderson International Value
Fund, Janus Henderson Value Plus Income Fund, and Janus Henderson Large Cap Value Fund with BNP
Paribas is incorporated herein by reference to Exhibit (g)(25) to Post-Effective Amendment No. 304, filed on
January 28, 2022 (File No. 2-34393).

(g)(25)
Form of Letter Agreement with regard to Janus Henderson Short Duration Flexible Bond Fund, Janus
Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility
Fund, and Janus Henderson International Managed Volatility Fund with BNP Paribas is filed herein as
Exhibit (g)(25).

Exhibit (h) – Other Material Contracts
(h)(1)
Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus
Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(h)(2)
Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No.
105, filed on December 13, 2002 (File No. 2-34393).

(h)(3)
Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No.
2-34393).

(h)(4)
Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No.
2-34393).

(h)(5)
Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus
Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit
8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(h)(6)
Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus
Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to Exhibit
8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(h)(7)
Letter Agreement dated September 17, 2003 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement and Janus Overseas Fund is incorporated herein by reference to Exhibit 8(bb) to
Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

(h)(8)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit 8(uu) to Post-Effective Amendment No. 112, filed on
December 10, 2004 (File No. 2-34393).

(h)(9)
Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus
Explorer Fund is incorporated herein by reference to Exhibit 8(vv) to Post-Effective Amendment No. 113,
filed on February 24, 2005 (File No. 2-34393).

(h)(10)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is
incorporated herein by reference to Exhibit 8(ww) to Post-Effective Amendment No. 113, filed on
February 24, 2005 (File No. 2-34393).

(h)(11)
Letter Agreement dated February 9, 2005, regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(xx) to Post-Effective Amendment No.
114, filed on October 14, 2005 (File No. 2-34393).

(h)(12)
Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus
Flexible Income Fund is incorporated herein by reference to Exhibit 8(yy) to Post-Effective Amendment No.
114, filed on October 14, 2005 (File No. 2-34393).

(h)(13)
Form of Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio –
Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative, and Janus Capital
Management LLC is incorporated herein by reference to Exhibit 8(fff) to Post-Effective Amendment No.
114, filed on October 14, 2005 (File No. 2-34393).

(h)(14)
Form of Letter Agreement regarding Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File
No. 2-34393).

(h)(15)
Letter Agreement dated April 18, 2006 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(lll) to Post-Effective Amendment No.
119, filed on December 19, 2006 (File No. 2-34393).

(h)(16)
Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(mmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No.
2-34393).

(h)(17)
Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to
Exhibit 8 (ooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(h)(18)
Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, Janus Smart Portfolio – Conservative,
and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ppp) to Post-Effective
Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(h)(19)
Letter Agreement dated November 1, 2006 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(sss) to Post-Effective Amendment No.
119, filed on December 19, 2006 (File No. 2-34393).

(h)(20)
Letter Agreement dated December 14, 2006 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(ttt) to Post-Effective Amendment No.
119, filed on December 19, 2006 (File No. 2-34393).

(h)(21)
Letter Agreement dated December 20, 2006 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(uuu) to Post-Effective Amendment No.
120, filed on February 28, 2007 (File No. 2-34393).

(h)(22)
Letter Agreement dated February 23, 2007 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(xxx) to Post-Effective Amendment No.
120, filed on February 28, 2007 (File No. 2-34393).

(h)(23)
First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement,
between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit
8(yyy) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

(h)(24)
Letter Agreement dated December 21, 2007 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(zzz) to Post-Effective Amendment No.
122, filed on February 28, 2008 (File No. 2-34393).

(h)(25)
Letter Agreement dated February 26, 2008 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(aaaa) to Post-Effective Amendment No.
122, filed on February 28, 2008 (File No. 2-34393).

(h)(26)
Letter Agreement dated August 29, 2008 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(bbbb) to Post-Effective Amendment No.
123, filed on February 27, 2009 (File No. 2-34393).

(h)(27)
Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement,
between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit
8(cccc) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(h)(28)
Letter Agreement dated October 2, 2008 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(dddd) to Post-Effective Amendment No.
123, filed on February 27, 2009 (File No. 2-34393).

(h)(29)
Letter Agreement dated December 29, 2008 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(eeee) to Post-Effective Amendment No.
123, filed on February 27, 2009 (File No. 2-34393).

(h)(30)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Adviser funds, is incorporated herein by reference to Exhibit (h)(30) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(31)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Balanced Fund, is incorporated herein by reference to Exhibit (h)(32) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(32)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Contrarian Fund, is incorporated herein by reference to Exhibit (h)(33) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(33)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Enterprise Fund, is incorporated herein by reference to Exhibit (h)(34) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(34)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Flexible Bond Fund, is incorporated herein by reference to Exhibit (h)(35) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(35)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Growth and Income Fund, is incorporated herein by reference to Exhibit (h)(37) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(36)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus High-Yield Fund, is incorporated herein by reference to Exhibit (h)(38) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(37)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Orion Fund, is incorporated herein by reference to Exhibit (h)(39) to Post-Effective
Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(38)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Overseas Fund, is incorporated herein by reference to Exhibit (h)(40) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(39)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Triton Fund, is incorporated herein by reference to Exhibit (h)(42) to Post-Effective
Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(40)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Worldwide Fund, is incorporated herein by reference to Exhibit (h)(43) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(41)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Perkins Mid Cap Value Fund, is incorporated herein by reference to Exhibit (h)(44) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(42)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Perkins Small Cap Value Fund, is incorporated herein by reference to Exhibit (h)(45) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(43)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(86) to Post-Effective Amendment No. 126, filed on July 2,
2009 (File No. 2-34393).

(h)(44)
Amendment dated February 23, 2007 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(87) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No.
2-34393).

(h)(45)
Amendment dated February 23, 2007 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(88) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(h)(46)
Amendment dated July 6, 2009 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(91) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No.
2-34393).

(h)(47)
Amendment dated July 6, 2009 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to
Exhibit (h)(92) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(h)(48)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(95) to Post-Effective Amendment No. 130, filed on
February 16, 2010 (File No. 2-34393).

(h)(49)
Form of Amendment to Administration Agreement between Janus Investment Fund, on behalf of Janus
Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to
Exhibit (h)(96) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)(50)
Form of Amendment to Administration Agreement between Janus Investment Fund, on behalf of Janus
Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit
(h)(97) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)(51)
Letter Agreement dated July 1, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency
Agreement is incorporated herein by reference to Exhibit (h)(101) to Post-Effective Amendment No. 132,
filed on July 30, 2010 (File No. 2-34393).

(h)(52)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(105) to Post-Effective Amendment No. 132, filed on
July 30, 2010 (File No. 2-34393).

(h)(53)
Letter Agreement dated August 2, 2010 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit (h)(106) to Post-Effective Amendment No.
133, filed on August 25, 2010 (File No. 2-34393).

(h)(54)
Amendment dated August 2, 2010 to Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, and Janus Smart Portfolio –
Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(107) to
Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

(h)(55)
Letter Agreement dated September 15, 2010 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit (h)(110) to Post-Effective Amendment No.
134, filed on October 15, 2010 (File No. 2-34393).

(h)(56)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(115) to Post-Effective Amendment No. 137, filed on
December 27, 2010 (File No. 2-34393).

(h)(57)
Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus
Research Core Fund and Janus Growth and Income Fund is incorporated herein by reference to Exhibit
(h)(116) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(h)(58)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(119) to Post-Effective Amendment No. 146, filed on
April 21, 2011 (File No. 2-34393).

(h)(59)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(124) to Post-Effective Amendment No. 149, filed on
May 3, 2011 (File No. 2-34393).

(h)(60)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(129) to Post-Effective Amendment No. 152, filed on
May 13, 2011 (File No. 2-34393).

(h)(61)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency
Agreement, is incorporated herein by reference to Exhibit (h)(132) to Post-Effective Amendment No. 157,
filed on July 29, 2011 (File No. 2-34393).

(h)(62)
Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated
June 23, 2011, is incorporated herein by reference to Exhibit (h)(134) to Post-Effective Amendment No. 163,
filed on October 28, 2011 (File No. 2-34393).

(h)(63)
Amendment dated September 28, 2011 to Administration Agreement between Janus Investment Fund and
Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(135) to Post-Effective
Amendment No. 163, filed on October 28, 2011 (File No. 2-34393).

(h)(64)
Letter Agreement dated September 28, 2011 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement, is incorporated herein by reference to Exhibit (h)(136) to Post-Effective Amendment No.
166, filed on December 15, 2011 (File No. 2-34393).

(h)(65)
Amendment dated December 7, 2011 to Administration Agreement between Janus Investment Fund and
Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(137) to Post-Effective
Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(66)
Form of Letter Agreement dated December 7, 2011 regarding Janus Services LLC Amended and Restated
Transfer Agency Agreement, is incorporated herein by reference to Exhibit (h)(138) to Post-Effective
Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(67)
Letter Agreement dated December 15, 2011 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement, is incorporated herein by reference to Exhibit (h)(139) to Post-Effective Amendment No.
166, filed on December 15, 2011 (File No. 2-34393).

(h)(68)
Amendment dated December 15, 2011 to Administration Agreement between Janus Investment Fund and
Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(141) to Post-Effective
Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(69)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
October 15, 2012, is incorporated herein by reference to Exhibit (h)(146) to Post-Effective Amendment No.
179, filed on October 26, 2012 (File No. 2-34393).

(h)(70)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
March 10, 2010, is incorporated herein by reference to Exhibit (h)(147) to Post-Effective Amendment No.
180, filed on November 13, 2012 (File No. 2-34393).

(h)(71)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
October 15, 2012, is incorporated herein by reference to Exhibit (h)(148) to Post-Effective Amendment No.
180, filed on November 13, 2012 (File No. 2-34393).

(h)(72)
Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management
LLC, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(149) to Post-Effective
Amendment No. 180, filed on November 13, 2012 (File No. 2-34393).

(h)(73)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
March 15, 2012, is incorporated herein by reference to Exhibit (h)(150) to Post-Effective Amendment No.
182, filed on December 28, 2012 (File No. 2-34393).

(h)(74)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(152) to Post-Effective Amendment No. 182, filed on
December 28, 2012 (File No. 2-34393).

(h)(75)
Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital
Management LLC is incorporated herein by reference to Exhibit (h)(153) to Post-Effective Amendment No.
182, filed on December 28, 2012 (File No. 2-34393).

(h)(76)
Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus
Global Research Fund and Janus Worldwide Fund, is incorporated herein by reference to Exhibit (h)(176) to
Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(77)
Form of Custody Agreement between HSBC and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(177) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No.
2-34393).

(h)(78)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
February 15, 2013, is incorporated herein by reference to Exhibit (h)(178) to Post-Effective Amendment No.
188, filed on March 29, 2013 (File No. 2-34393).

(h)(79)
Amendment dated February 15, 2013 to Administration Agreement between Janus Investment Fund and
Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(179) to Post-Effective
Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(80)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
March 18, 2013, is incorporated herein by reference to Exhibit (h)(180) to Post-Effective Amendment No.
188, filed on March 29, 2013 (File No. 2-34393).

(h)(81)
Amendment dated March 18, 2013 to Administration Agreement between Janus Investment Fund and Janus
Capital Management LLC is incorporated herein by reference to Exhibit (h)(181) to Post-Effective
Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(82)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
April 1, 2013, is incorporated herein by reference to Exhibit (h)(183) to Post-Effective Amendment No. 188,
filed on March 29, 2013 (File No. 2-34393).

(h)(83)
Amendment dated April 1, 2013 to Administration Agreement between Janus Investment Fund and Janus
Capital Management LLC is incorporated herein by reference to Exhibit (h)(184) to Post-Effective
Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(84)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(185) to Post-Effective Amendment No. 188, filed on
March 29, 2013 (File No. 2-34393).

(h)(85)
Form of Amendment to Administration Agreement between Janus Capital Management LLC and Janus
Investment Fund is incorporated herein by reference to Exhibit (h)(186) to Post-Effective Amendment No.
188, filed on March 29, 2013 (File No. 2-34393).

(h)(86)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(207) to Post-Effective Amendment No. 195, filed on
January 28, 2014 (File No. 2-34393).

(h)(87)
Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital
Management LLC is incorporated herein by reference to Exhibit (h)(208) to Post-Effective Amendment No.
195, filed on January 28, 2014 (File No. 2-34393).

(h)(88)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(210) to Post-Effective Amendment No. 198, filed on
February 28, 2014 (File No. 2-34393).

(h)(89)
Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital
Management LLC is incorporated herein by reference to Exhibit (h)(211) to Post-Effective Amendment No.
198, filed on February 28, 2014 (File No. 2-34393).

(h)(90)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(213) to Post-Effective Amendment No. 203, filed on
May 23, 2014 (File No. 2-34393).

(h)(91)
Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital
Management LLC is incorporated herein by reference to Exhibit (h)(214) to Post-Effective Amendment No.
203, filed on May 23, 2014 (File No. 2-34393).

(h)(92)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
October 6, 2014, is incorporated herein by reference to Exhibit (h)(215) to Post-Effective Amendment No.
208, filed on October 28, 2014 (File No. 2-34393).

(h)(93)
Amendment dated October 6, 2014 to Administration Agreement between Janus Investment Fund and Janus
Capital Management LLC, is incorporated herein by reference to Exhibit (h)(216) to Post-Effective
Amendment No. 208, filed on October 28, 2014 (File No. 2-34393).

(h)(94)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(218) to Post-Effective Amendment No. 212, filed on
December 17, 2014 (File No. 2-34393).

(h)(95)
Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital
Management LLC is incorporated herein by reference to Exhibit (h)(219) to Post-Effective Amendment No.
212, filed on December 17, 2014 (File No. 2-34393).

(h)(96)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(221) to Post-Effective Amendment No. 225, filed on
June 23, 2015 (File No. 2-34393).

(h)(97)
Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital
Management LLC is incorporated herein by reference to Exhibit (h)(222) to Post-Effective Amendment No.
225, filed on June 23, 2015 (File No. 2-34393).

(h)(98)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
December 11, 2015, is incorporated herein by reference to Exhibit (h)(223) to Post-Effective Amendment No.
231, filed on January 28, 2016 (File No. 2-34393).

(h)(99)
Amendment dated December 11, 2015 to Administration Agreement between Janus Investment Fund and
Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(224) to Post-Effective
Amendment No. 231, filed on January 28, 2016 (File No. 2-34393).

(h)(100)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
June 16, 2016, is incorporated herein by reference to Exhibit (h)(225) to Post-Effective Amendment No. 234,
filed on August 15, 2016 (File No. 2-34393).

(h)(101)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Dividend & Income Builder Fund, is incorporated herein by reference to Exhibit (h)(101) to Post-Effective Amendment No. 303, filed on October 28, 2021 (File No.
2-34393).

(h)(102)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Emerging Markets Fund, is incorporated herein by reference to
Exhibit (h)(102) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(103)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson European Focus Fund, is incorporated herein by reference to
Exhibit (h)(103) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(104)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Global Equity Income Fund, is incorporated herein by reference to Exhibit (h)(104) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(105)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson International Opportunities Fund, is incorporated herein by reference to Exhibit (h)(105) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No.
2-34393).

(h)(106)
Expense Limitation Agreement dated September 15, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Developed World Bond Fund, is incorporated herein by reference to Exhibit (h)(106) to Post-Effective Amendment No. 303, filed on October 28, 2021 (File No.
2-34393).

(h)(107)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Balanced Fund, is incorporated herein by reference to Exhibit
(h)(107) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(108)
Amendment dated June 5, 2017 to Administration Agreement between Janus Investment Fund and Janus
Capital Management LLC, is incorporated herein by reference to Exhibit (h)(236) to Post-Effective
Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).

(h)(109)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
June 5, 2017, is incorporated herein by reference to Exhibit (h)(237) to Post-Effective Amendment No. 251,
filed on June 5, 2017 (File No. 2-34393).

(h)(110)
Amendment dated June 5, 2017 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Government Money Market Fund, and Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(113) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No.
2-34393).

(h)(111)
Amendment dated June 5, 2017 to Administration Agreement between Janus Investment Fund, on behalf of the Janus Global Allocation Funds, and Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(114) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(h)(112)
Amendment dated June 5, 2017 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Money Market Fund, and Janus Capital Management LLC, is incorporated herein by reference to
Exhibit (h)(115) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(h)(113)
Third Amendment to the Amended and Restated Transfer Agency Agreement between Janus Investment
Fund and Janus Services LLC, dated May 26, 2017, is incorporated herein by reference to Exhibit (h)(117) to
Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(h)(114)
Management Fee Waiver Agreement dated February 1, 2018, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Short-Term Bond Fund, is incorporated herein by reference to Exhibit (h)(125) to Post-Effective Amendment No. 284, filed on October 29, 2018 (File No.
2-34393).

(h)(115)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
July 1, 2019 on behalf of Janus Henderson Global Unconstrained Bond Fund, Janus Henderson Strategic
Income Fund, and Janus Henderson All Asset Fund, is incorporated herein by reference to Exhibit (h)(127) to
Post-Effective Amendment No. 289, filed on August 29, 2019 (File No. 2-34393).

(h)(116)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
July 1, 2019, is incorporated herein by reference to Exhibit (h)(128) to Post-Effective Amendment No. 289,
filed on August 29, 2019 (File No. 2-34393).

(h)(117)
Amendment dated October 1, 2019 to Administration Agreement between Janus Investment Fund and Janus
Capital Management LLC, is incorporated herein by reference to Exhibit (h)(129) to Post-Effective
Amendment No. 290, filed on October 28, 2019 (File No. 2-34393).

(h)(118)
Form of Amendment to Administration Agreement between Janus Investment Fund on behalf of Janus
Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate,
and Janus Henderson Global Allocation Fund – Growth, and Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(130) to Post-Effective Amendment No. 290, filed on October 28, 2019
(File No. 2-34393).

(h)(119)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
January 28, 2020 on behalf of Janus Henderson Global Technology Fund, is incorporated herein by reference to Exhibit (h)(131) to Post-Effective Amendment No. 293, filed on January 28, 2020 (File No.2-34393).

(h)(120)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Global Sustainable Equity Fund, is incorporated herein by reference to Exhibit (h)(120) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No.
2-34393).

(h)(121)
Letter Agreement regarding the Administration Agreement between Janus Capital Management LLC and
Janus Investment Fund, dated June 25, 2020, is incorporated herein by reference to Exhibit (h)(123) to
Post-Effective Amendment No. 297, filed on June 25, 2020 (File No. 2-34393).

(h)(122)
Letter Agreement regarding the Janus Services LLC Amended and Restated Transfer Agency Agreement,
dated June 19, 2020, is incorporated herein by reference to Exhibit (h)(124) to Post-Effective Amendment
No. 297, filed on June 25, 2020 (File No. 2-34393).

(h)(123)
Letter Agreement regarding the Administration Agreement between Janus Capital Management LLC and
Janus Investment Fund, dated February 1, 2020, regarding Janus Henderson Government Money Market
Fund, is incorporated herein by reference to Exhibit (h)(124) to Post-Effective Amendment No. 300, filed on
October 28, 2020 (File No. 2-34393).

(h)(124)
Letter Agreement regarding the Administration Agreement between Janus Capital Management LLC and
Janus Investment Fund, dated February 1, 2020, regarding Janus Henderson Money Market Fund, is incorporated herein by reference to Exhibit (h)(125) to Post-Effective Amendment No. 300, filed on
October 28, 2020 (File No. 2-34393).

(h)(125)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Global Allocation Fund - Conservative, is incorporated herein by reference to Exhibit (h)(125) to Post-Effective Amendment No. 304, filed on January 28, 2022
(File No. 2-34393).

(h)(126)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Global Allocation Fund - Moderate, is incorporated herein by reference to Exhibit (h)(126) to Post-Effective Amendment No. 304, filed on January 28, 2022
(File No. 2-34393).

(h)(127)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Global Allocation Fund - Growth, is incorporated herein by reference to Exhibit (h)(127) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No.
2-34393).

(h)(128)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Adaptive Global Allocation Fund, is incorporated herein by reference to Exhibit (h)(128) to Post-Effective Amendment No. 303, filed on October 28, 2021 (File No.
2-34393).

(h)(129)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Flexible Bond Fund, is incorporated herein by reference to Exhibit (h)(129) to Post-Effective Amendment No. 303, filed on October 28, 2021 (File No. 2-34393).

(h)(130)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Global Bond Fund, is incorporated herein by reference to
Exhibit (h)(130) to Post-Effective Amendment No. 303, filed on October 28, 2021 (File No. 2-34393).

(h)(131)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Absolute Return Income Opportunities Fund, is
incorporated herein by reference to Exhibit (h)(131) to Post-Effective Amendment No. 303, filed on
October 28, 2021 (File No. 2-34393).

(h)(132)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson High-Yield Fund, is incorporated herein by reference to
Exhibit (h)(132) to Post-Effective Amendment No. 303, filed on October 28, 2021 (File No. 2-34393).

(h)(133)
Expense Limitation Agreement dated November 4, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Short Duration Flexible Bond Fund, is incorporated herein by reference to Exhibit (h)(133) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No.
2-34393).

(h)(134)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Multi-Sector Income Fund, is incorporated herein by reference to Exhibit (h)(134) to Post-Effective Amendment No. 303, filed on October 28, 2021 (File No.
2-34393).

(h)(135)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson U.S. Managed Volatility Fund, is incorporated herein by reference to Exhibit (h)(138) to Post-Effective Amendment No. 303, filed on October 28, 2021 (File No.
2-34393).

(h)(136)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Mid Cap Value Fund, is incorporated herein by reference to Exhibit (h)(139) to Post-Effective Amendment No. 303, filed on October 28, 2021 (File No. 2-34393).

(h)(137)
Expense Limitation Agreement dated October 22, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Small-Mid Cap Value Fund, is incorporated herein by reference to Exhibit (h)(140) to Post-Effective Amendment No. 303, filed on October 28, 2021 (File No. 2-34393).

(h)(138)
Expense Limitation Agreement dated September 16, 2021, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Small Cap Value Fund, is incorporated herein by reference to Exhibit (h)(141) to Post-Effective Amendment No. 303, filed on October 28, 2021 (File No.
2-34393).

(h)(139)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Asia Equity Fund, is incorporated herein by reference to
Exhibit (h)(142) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(140)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Contrarian Fund, is incorporated herein by reference to Exhibit
(h)(143) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(141)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Enterprise Fund, is incorporated herein by reference to Exhibit
(h)(144) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(142)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Forty Fund, is incorporated herein by reference to Exhibit
(h)(145) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(143)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Global Real Estate Fund, is incorporated herein by reference to
Exhibit (h)(146) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(144)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Research Fund, is incorporated herein by reference to Exhibit
(h)(147) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(145)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Global Research Fund, is incorporated herein by reference to
Exhibit (h)(148) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(146)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Global Select Fund, is incorporated herein by reference to
Exhibit (h)(149) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(147)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Global Technology and Innovation Fund, is incorporated herein by reference to Exhibit (h)(150) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No.
2-34393).

(h)(148)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Growth and Income Fund, is incorporated herein by reference to Exhibit (h)(151) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(149)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Overseas Fund, is incorporated herein by reference to Exhibit
(h)(152) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(150)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Triton Fund, is incorporated herein by reference to Exhibit
(h)(153) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(151)
Expense Limitation Agreement dated December 9, 2021, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Venture Fund, is incorporated herein by reference to Exhibit
(h)(154) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(152)
Letter Agreement dated May 4, 2021, regarding Janus Services LLC Amended and Restated Transfer Agency
Agreement, is incorporated herein by reference to Exhibit (h)(155) to Post-Effective Amendment No. 304,
filed on January 28, 2022 (File No. 2-34393).

(h)(153)
Letter Agreement dated October 27, 2021, regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement, is incorporated herein by reference to Exhibit (h)(156) to Post-Effective Amendment No.
304, filed on January 28, 2022 (File No. 2-34393).

(h)(154)
Letter Agreement dated January 20, 2022, to Administration Agreement between Janus Investment Fund and
Janus Henderson Investors US LLC, on behalf of Janus Henderson Short-Term Bond Fund, Janus Henderson
Global Value Fund, Janus Henderson International Value Fund, Janus Henderson Large Cap Value Fund, and
Janus Henderson Value Plus Income Fund, is incorporated herein by reference to Exhibit (h)(157) to
Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(h)(155)
Form of Management Fee Waiver Agreement between Janus Henderson Investors US LLC and Janus
Investment Fund, regarding Janus Henderson Adaptive Risk Managed U.S. Equity Fund, is filed herein as
Exhibit (h)(155).

(h)(156)
Letter Agreement dated May 31, 2022, to Administration Agreement between Janus Investment Fund and
Janus Henderson Investors US LLC, on behalf of Janus Henderson Emerging Markets Managed Volatility
Fund, Janus Henderson Global Income Managed Volatility Fund, and Janus Henderson International
Managed Volatility Fund, is filed herein as Exhibit (h)(156).

(h)(157)	Form of Letter Agreement to Sub-Administration Agreement between Janus Henderson Investors US LLC and BNP Financial Services, LLC, is filed herein as Exhibit (h)(157).
(h)(158)	Letter Agreement dated May 31, 2022, regarding Janus Henderson Services US LLC Amended and Restated Transfer Agency Agreement, is filed herein as Exhibit (h)(158).
Exhibit (i) – Legal Opinion
(i)(1)
Opinion and Consent of Counsel with respect to shares of Janus Growth and Income Fund and Janus
Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79,
filed on December 18, 1996 (File No. 2-34393).

(i)(2)
Opinion and Consent of Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and
Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective
Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

(i)(3)
Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26,
1997 (File No. 2-34393).

(i)(4)
Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income
Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 81, filed on
June 26, 1997 (File No. 2-34393).

(i)(5)
Opinion and Consent of Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(i)(6)
Opinion and Consent of Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on
September 14, 1995 (File No. 2-34393).

(i)(7)
Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government
Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

(i)(8)
Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit
10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

(i)(9)
Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global
Technology Fund is incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 85,
filed on September 10, 1998 (File No. 2-34393).

(i)(10)
Opinion and Consent of Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

(i)(11)
Opinion and Consent of Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value
Fund dated April 17, 2003, is incorporated herein by reference to Exhibit 9(x) to Post-Effective Amendment
No. 109, filed on April 17, 2003 (File No. 2-34393).

(i)(12)
Opinion and Consent of Counsel with respect to Janus Explorer Fund and Janus Research Fund is incorporated herein by reference to Exhibit 9(y) to Post-Effective Amendment No. 112, filed on
December 10, 2004 (File No. 2-34393).

(i)(13)
Opinion and Consent of Counsel with respect to Janus Smart Portfolio – Growth, Janus Smart Portfolio –
Moderate and Janus Smart Portfolio – Conservative is incorporated herein by reference to Exhibit 9(z) to
Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

(i)(14)
Opinion and Consent of Counsel with respect to Janus Investment Fund Class A, C, R, S, and I Shares, as
applicable, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(22) to Post-Effective
Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(15)
Opinion and Consent of Counsel with respect to Janus Forty Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(23) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No.
2-34393).

(i)(16)
Opinion and Consent of Counsel with respect to Janus Global Real Estate Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(24) to Post-Effective Amendment No. 126, filed on July 2,
2009 (File No. 2-34393).

(i)(17)
Opinion and Consent of Counsel with respect to INTECH Risk-Managed Value Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(27) to Post-Effective Amendment No. 126, filed on July 2,
2009 (File No. 2-34393).

(i)(18)
Opinion and Consent of Counsel with respect to Janus Global Bond Fund, dated December 28, 2010, is incorporated herein by reference to Exhibit (i)(35) to Post-Effective Amendment No. 137, filed on
December 27, 2010 (File No. 2-34393).

(i)(19)
Opinion and Consent of Counsel with respect to Janus Asia Equity Fund, dated July 29, 2011, is incorporated herein by reference to Exhibit (i)(39) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No.
2-34393).

(i)(20)
Opinion and Consent of Counsel with respect to Perkins Select Value Fund, dated December 15, 2011, is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amend No. 167, filed on December 15,
2011 (File No. 2-34393).

(i)(21)
Opinion and Consent of Counsel with respect to Janus Investment Fund Class N Shares, dated May 31, 2012, is incorporated herein by reference to Exhibit (i)(43) to Post-Effective Amendment No. 175, filed on May 31,
2012 (File No. 2-34393).

(i)(22)
Opinion and Consent of Counsel with respect to Janus Multi-Sector Income Fund, dated February 28, 2014, is incorporated herein by reference to Exhibit (i)(46) to Post-Effective Amendment No. 198, filed on
February 28, 2014 (File No. 2-34393).

(i)(23)
Opinion and Consent of Counsel with respect to Janus Unconstrained Bond Fund, dated May 27, 2014, is incorporated herein by reference to Exhibit (i)(47) to Post-Effective Amendment No. 203, filed on May 23,
2014 (File No. 2-34393).

(i)(24)
Opinion and Consent of Counsel with respect to Class D Shares of INTECH U.S. Managed Volatility Fund,
dated December 22, 2014, is incorporated herein by reference to Exhibit (i)(49) to Post-Effective Amendment
No. 213, filed on December 22, 2014 (File No. 2-34393).

(i)(25)
Opinion and Consent of Counsel with respect to Class R Shares of Janus Global Unconstrained Bond Fund,
dated January 8, 2015, is incorporated herein by reference to Exhibit (i)(50) to Post-Effective Amendment
No. 218, filed on February 6, 2015 (File No. 2-34393).

(i)(26)
Opinion and Consent of Counsel with respect to Janus Adaptive Global Allocation Fund, dated June 23,
2015, is incorporated herein by reference to Exhibit (i)(52) to Post-Effective Amendment No. 225, filed on
June 23, 2015 (File No. 2-34393).

(i)(27)
Opinion and Consent of Counsel with respect to Class D Shares of Janus Forty Fund, dated January 26,
2017, is incorporated herein by reference to Exhibit (i)(53) to Post-Effective Amendment No. 241, filed on
January 27, 2017 (File No. 2-34393).

(i)(28)
Opinion and Consent of Counsel with respect to Class N Shares of Janus Global Technology Fund, dated
January 26, 2017, is incorporated herein by reference to Exhibit (i)(54) to Post-Effective Amendment No.
241, filed on January 27, 2017 (File No. 2-34393).

(i)(29)
Opinion and Consent of Counsel with respect to Class R Shares of Janus Research Fund, dated January 26,
2017, is incorporated herein by reference to Exhibit (i)(55) to Post-Effective Amendment No. 241, filed on
January 27, 2017 (File No. 2-34393).

(i)(30)
Opinion and Consent of Counsel with respect to Janus Henderson Emerging Markets Fund, Janus Henderson
International Opportunities Fund, Janus Henderson Global Equity Income Fund, Janus Henderson European
Focus Fund, Janus Henderson Strategic Income Fund, Janus Henderson All Asset Fund, Janus Henderson
International Long/Short Equity Fund, Janus Henderson Dividend & Income Builder Fund, Janus
Henderson U.S. Growth Opportunities Fund, and Janus Henderson International Small Cap Fund, is
incorporated herein by reference to Exhibit (i)(56) to Post-Effective Amendment No. 251, filed on June 5,
2017 (File No. 2-34393).

(i)(31)
Opinion and Consent of Counsel with respect to Class N Shares of Janus Henderson Asia Equity Fund, Janus
Henderson Global Life Sciences Fund, and Janus Henderson Global Real Estate Fund is incorporated herein by reference to Exhibit (i)(43) to Post-Effective Amendment No. 269, filed on January 26, 2018 (File No.
2-34393).

(i)(32)
Opinion and Consent of Counsel with respect to Janus Henderson Global Sustainable Equity Fund, is
incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amendment No. 297, filed on June 25,
2020 (File No. 2-34393).

(i)(33)
Opinion and Consent of Counsel with respect to Class R Shares of Janus Henderson Global Sustainable
Equity Fund, is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amendment No. 302,
filed on January 28, 2021 (File No. 2-34393).

Exhibit (j) – Other Opinions
(j)(1)	Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit (j)(1).
Exhibit (k) – Omitted Financial Statements (Not Applicable)
Exhibit (l) – Initial Capital Agreements (Not Applicable)
Exhibit (m) – Rule 12b-1 Plan
(m)(1)
Form of Distribution and Shareholder Servicing Plan for Class A Shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(m)(2)
Form of Distribution and Shareholder Servicing Plan for Class C Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(m)(3)
Form of Distribution and Shareholder Servicing Plan for Class R Shares is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(m)(4)
Form of Distribution and Shareholder Servicing Plan for Class S Shares is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

Exhibit (n) – Rule 18f-3 Plan
(n)(1)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(n)(2)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).
(n)(3)
Form of Rule 18f-3 Plan for Janus Investment Fund with respect to the Money Market Funds is incorporated herein by reference to Exhibit (n)(8) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File
No. 2-34393).

(n)(4)	Amended Rule 18f-3 Plan, dated March 15, 2012, is incorporated herein by reference to Exhibit (n)(9) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).
(n)(5)	Amended Rule 18f-3 Plan, dated June 16, 2016, is incorporated herein by reference to Exhibit (n)(10) to Post-Effective Amendment No. 234, filed on August 15, 2016 (File No. 2-34393).
(n)(6)	Amended Rule 18f-3 Plan, dated May 10, 2018, is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 278, filed on August 13, 2018 (File No. 2-34393).
(n)(7)	Amended Rule 18f-3 Plan, dated December 31, 2020, is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 302, filed on January 28, 2021 (File No. 2-34393).
Exhibit (o) – Reserved
Exhibit (p) – Codes of Ethics
(p)(1)	Janus Henderson Code of Ethics, as revised January 1, 2022, is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).
Exhibit (q) – Power of Attorney
(q)(1)	Powers of Attorney, dated November 29, 2019, are incorporated herein by reference to Exhibit (q)(1) to Post-Effective Amendment No. 292, filed on November 29, 2019 (File No. 2-34393).

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ITEM 29.
Persons Controlled by or Under Common Control with Registrant
The Board of Trustees of Janus Investment Fund is the same as that of Janus Aspen Series. Nonetheless, Janus Investment Fund takes the position that it is not under common control with Janus Aspen Series because the power residing in the respective boards arises as the result of an official position with each respective Trust.
In addition to serving as the investment adviser of Janus Investment Fund, Janus Henderson Investors US LLC serves as the investment adviser of Clayton Street Trust, Janus Aspen Series, and Janus Detroit Street Trust, three registered open-end investment management companies. Additionally, certain officers of Janus Investment Fund and Janus Aspen Series serve as officers of Clayton Street Trust and Janus Detroit Street Trust. Nonetheless, Janus Investment Fund takes the position that it is not under common control with such other Trusts because the power residing in the respective officers arises as a result of an official position with each respective Trust.
ITEM 30.
Indemnification
Article VI of Janus Investment Fund’s (the “Trust”) Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of Non-interested Trustees, or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.
Additionally, each Non-interested Trustees has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
ITEM 31.
Business and Other Connections of Investment Adviser
The only business of Janus Henderson Investors US LLC is to serve as the investment adviser and administrator of the Registrant and as investment adviser or subadviser to several other mutual funds, exchange-traded funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. The principal executive officers of the investment adviser and their position(s) with the adviser are listed in Schedule A of the adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991, dated May 19, 2022), which information from such schedule is incorporated herein by reference.
ITEM 32.
Principal Underwriters
(a)
Janus Henderson Distributors US LLC (“Janus Henderson Distributors”) serves as principal underwriter for the Registrant, Janus Aspen Series, and Clayton Street Trust.

(b)
The principal business address, positions with Janus Henderson Distributors and positions with the Registrant of Michelle Rosenberg and Kristin Mariani, officers of Janus Henderson Distributors, are described under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. The principal executive officers of Janus Henderson Distributors are as follows:

Name	Position(s) with Janus Henderson Distributors
Nicholas J. Cherney	Head of Exchange Traded Products
Peter Falconer	Assistant Secretary
Stephanie Grauerholz	Head of Legal, North America
Brennan A. Hughes	Chief Accounting Officer and Treasurer
John E. Ingram	President
Bruce L. Koepfgen	Head of North America
Karlene J. Lacy	Global Head of Tax
Kristin Mariani	Head of Compliance, North America
Michael L. Mulder	Chief Compliance Officer
Michelle R. Rosenberg	General Counsel and Secretary
Russell P. Shipman	Head of Retirement Sales and Strategy
Messrs. Cherney, Falconer, Hughes, Ingram, Koepfgen, Mulder, and Shipman, and Mses. Grauerholz and Lacy do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.
(c)
Not Applicable.
ITEM 33.
Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805 and 720 South Colorado Blvd., Denver, Colorado 80206-1929; Iron Mountain, 5151 E. 46th Avenue, Denver, Colorado 80216, 11333 E. 53rd Avenue, Denver, Colorado 80239, and 3576 Moline Street, Aurora, Colorado 80010; Janus Henderson Services US LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; BNP Paribas, 787 Seventh Avenue, New York, New York 10019; State Street Bank and Trust Company, John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171, and Josiah Quincy Building, 200 Newport Avenue, North Quincy, Massachusetts 02171; State Street Corporation, State Street Global Advisors, Inc., State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; JPMorgan Chase Bank, National Association, 383 Madison Avenue, New York, New York 10179; Deutsche Bank AG, New York Branch, 60 Wall Street, New York, New York 10005; and BNP Paribas Financial Services, LLC, 720 South Colorado Blvd., Denver, Colorado 80246. Certain records relating to the day-to-day portfolio management of Janus Henderson Absolute Return Income Opportunities Fund are kept at the offices of Janus Henderson Investors US LLC, 1111 Bayside Dr., Suite 175, Corona Del Mar, California 92625. Certain records relating to the day-to-day portfolio management of Janus Henderson Emerging Markets Fund are kept at the offices of Janus Henderson Investors US LLC, 53 State Street, Suite 2104, Boston, MA 02109. Certain records relating to the day-to-day portfolio management of Janus Henderson Global Technology and Innovation Fund are kept at the offices of Janus Henderson Investors US LLC, 580 California Street, Suite 1243, San Francisco, California 94104. Certain records relating to the day-to-day portfolio management of Janus Henderson Mid Cap Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Small-Mid Cap Value Fund are kept at the offices of Janus Henderson Investors US LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. Certain records relating to the day-to-day portfolio management of Janus Henderson U.S. Managed Volatility Fund (subsequently named Janus Henderson Adaptive Risk Managed U.S. Equity Fund) are kept at the offices of Intech Investment Management LLC, 250 S. Australian Ave., Suite 1800, West Palm Beach, Florida 33401. Certain records relating to the day-to-day portfolio management of Janus Henderson Asia Equity Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Emerging Markets Fund, Janus Henderson International Opportunities Fund, Janus Henderson Global Equity Income Fund, Janus Henderson European Focus Fund, Janus Henderson Developed World Bond Fund, Janus Henderson Global Sustainable Equity Fund, Janus Henderson Global Bond Fund, and Janus Henderson Dividend & Income Builder Fund, are kept at the offices of Janus Henderson Investors UK Limited, 201 Bishopsgate, London EC2M 3AE.
ITEM 34.
Management Services
The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.
ITEM 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 8th day of June, 2022.
JANUS INVESTMENT FUND
By:	/s/ Michelle R. Rosenberg
Michelle R. Rosenberg, Interim President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Michelle R. Rosenberg	Interim President and Chief Executive Officer (Principal Executive Officer)	June 8, 2022
Michelle R. Rosenberg
/s/ Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	June 8, 2022
Jesper Nergaard
Alan A. Brown*	Chairman and Trustee	June 8, 2022
Alan A. Brown
William D. Cvengros*	Trustee	June 8, 2022
William D. Cvengros
Raudline Etienne*	Trustee	June 8, 2022
Raudline Etienne
William F. McCalpin*	Trustee	June 8, 2022
William F. McCalpin
Gary A. Poliner*	Trustee	June 8, 2022
Gary A. Poliner
Diane L. Wallace*	Trustee	June 8, 2022
Diane L. Wallace
Linda S. Wolf*	Trustee	June 8, 2022
Linda S. Wolf

/s/ Abigail Murray
*By:	Abigail Murray Attorney-In-Fact
Pursuant to Powers of Attorney, dated November 29, 2019, incorporated herein by reference to Exhibit (q)(1) to Post-Effective Amendment No. 292, filed on November 29, 2019.

INDEX OF EXHIBITS
Exhibit Number	Exhibit Title
Exhibit (d)(65)	Termination Letter of Investment Sub-Advisory Agreement
Exhibit (g)(25)	Form of Letter Agreement with BNP Paribas
Exhibit (h)(155)	Form of Management Fee Waiver Agreement
Exhibit (h)(156)	Letter Agreement to Administration Agreement
Exhibit (h)(157)	Form of Letter Agreement to Sub-Administration Agreement
Exhibit (h)(158)	Letter Agreement to Amended and Restated Transfer Agency Agreement
Exhibit (j)(1)	Consent of PricewaterhouseCoopers LLP

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